As filed with the Securities and Exchange Commission on November 29, 2012

  File No. 033-09504
  File No. 811-04878

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

  REGISTRATION STATEMENT UNDER THE
  SECURITIES ACT OF 1933

  POST-EFFECTIVE AMENDMENT NO. 87

  AND

  REGISTRATION STATEMENT UNDER THE

  INVESTMENT COMPANY ACT OF 1940

  AMENDMENT NO. 89

  SEI INSTITUTIONAL MANAGED TRUST

SEI Investments Company
One Freedom Valley Drive
Oaks, Pennsylvania 19456
(610) 676-1000

Timothy D. Barto
SEI Investments Company
One Freedom Valley Drive
Oaks, Pennsylvania 19456

Copies to:

Timothy W. Levin, Esq.
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

Title of Securities Being Registered. . .Units of Beneficial Interest

It is proposed that this filing become effective (check appropriate box)

  ☐  immediately upon filing pursuant to paragraph (b)
  ☐  on [date] pursuant to paragraph (b)
  ☐  60 days after filing pursuant to paragraph (a)(1)
  ☒  on January 31, 2013 pursuant to paragraph (a)(1)
  ☐  75 days after filing pursuant to paragraph (a)(2)
  ☐  on [date] pursuant to paragraph (a)(2) of rule 485.

  If appropriate check the following box:

  ☐  This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

SEI INSTITUTIONAL MANAGED TRUST

Class A Shares

PROSPECTUS

January 31, 2013

MULTI-STRATEGY ALTERNATIVE FUND (SMSAX)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Class A Shares of the Multi-Strategy Alternative Fund are available for purchase in all states. You may purchase Fund shares only if they are registered in your state.

About This Prospectus

FUND SUMMARY

Investment Goal	1

Fees and Expenses	1

Principal Investment Strategies	2

Principal Risks	3

Performance Information	6

Management	7

Purchase and Sale of Fund Shares	7

Tax Information	8

Payments to Broker-Dealers and Other Financial Intermediaries	8

MORE INFORMATION ABOUT INVESTMENTS	8

MORE INFORMATION ABOUT RISKS	8

Risk Information	8

More Information About Principal Risks	9

GLOBAL ASSET ALLOCATION	19

MORE INFORMATION ABOUT THE FUND’S BENCHMARK INDEX	20

INVESTMENT ADVISER AND SUB-ADVISER	20

Information About Fee Waivers	20

Sub-Adviser and Portfolio Managers	21

PURCHASING, EXCHANGING AND SELLING FUND SHARES	22

HOW TO PURCHASE FUND SHARES	22

Pricing of Fund Shares	23

Frequent Purchases and Redemptions of Fund Shares	25

Foreign Investors	26

Customer Identification and Verification and Anti-Money Laundering Program	26

HOW TO EXCHANGE YOUR FUND SHARES	26

HOW TO SELL YOUR FUND SHARES	27

Receiving Your Money	27

Redemptions in Kind	27

Suspension of Your Right to Sell Your Shares	27

Redemption Fee	27

Telephone Transactions	28

DISTRIBUTION AND SERVICE OF FUND SHARES	28

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION	29

DIVIDENDS, DISTRIBUTIONS AND TAXES	29

Dividends and Distributions	29

Taxes	29

FINANCIAL HIGHLIGHTS	31

HOW TO OBTAIN MORE INFORMATION ABOUT SEI INSTITUTIONAL MANAGED TRUST	Back Cover

MULTI-STRATEGY ALTERNATIVE FUND

Fund Summary

Investment Goal

The Fund allocates its assets among a variety of investment strategies to seek to generate an absolute return with reduced correlation to the stock and bond markets.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES

(fees paid directly from your investment)	Class A Shares
Redemption Fee (applies to a redemption, or series of redemptions, from a single identifiable source that, in the aggregate, exceeds $25 million within any thirty (30) day period)	0.25%

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees	1.50%
Distribution (12b-1) Fees	None
Other Expenses
Dividend and Interest Expense on Securities Sold Short	XX	%
Remainder of Other Expenses	XX	%
Total Other Expenses	XX	%
Acquired Funds Fees and Expenses (AFFE)	XX	%†
Total Annual Fund Operating Expenses	XX	%

† Because the Fund incurred AFFE during the most recent fiscal year, the operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial statements (or the “Financial Highlights” section in the prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year		3 Years		5 Years		10 Years
Multi-Strategy Alternative Fund — Class A Shares	$	XX	$	XX	$	XX	$	XX

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was XX% of the average value of its portfolio.

Principal Investment Strategies

The Fund employs a strategy intended to generate an absolute (i.e., positive) return in various market cycles with reduced correlation to the stock and bond markets. The Fund allocates its assets among a variety of investment strategies through the use of: (i) affiliated and unaffiliated funds, including open-end funds, closed-end funds and exchange traded funds (Underlying Funds); and/or (ii) the investment Sub-Adviser (the Sub-Adviser). In addition, SEI Investments Management Corporation (SIMC) may directly manage a portion of the Fund’s portfolio. The Underlying Funds or the Sub-Adviser that is employed may apply any of a variety of investment strategies, which may include: (i) directional or tactical strategies, such as long/short equity, long/short credit and global tactical asset allocation; (ii) event driven strategies, such as distressed securities, special situations and merger arbitrage; and (iii) arbitrage strategies, such as fixed income or interest rate arbitrage, convertible arbitrage, pairs trading and equity market neutral.

The Fund will allocate its assets among Underlying Funds and/or the Sub-Adviser based on SIMC’s analysis of the investment strategy, historical performance and the potential for each strategy to perform independently of each other. By allocating its assets in this manner, the Fund will seek to reduce risk, lower volatility and achieve positive returns in various market cycles. Allocation of assets to the Sub-Adviser, or any one Underlying Fund or strategy will vary based on market conditions. By investing in an Underlying Fund, the Fund becomes a shareholder of that Underlying Fund. Underlying Funds and the Sub-Adviser may invest in a broad range of asset classes, securities and other investments to achieve their designated investment strategies, which may include U.S., foreign and emerging markets securities, equity securities of all types and capitalization ranges, investment and non-investment grade fixed income securities of any duration or maturity issued by corporations or governments, commodities, currencies, warrants, depositary receipts, exchange traded notes and derivative instruments, principally equity options, futures contracts, options on futures contracts, forward contracts and swap agreements. In addition, the Fund may invest in cash, money market instruments and other short-term obligations to achieve its investment goal.

The Fund currently allocates assets to one Sub-Adviser pursuant to SIMC’s “manager-of-managers” model, and the Sub-Adviser manages a portion of the Fund’s portfolio under the general supervision of SIMC.

The Fund is intended to be only one component of an investor’s broader investment program and is not designed to be a complete investment program. Investors who seek to add an alternative component to their overall investment program may wish to allocate a portion of their investment to the Fund.

Principal Risks

While the Fund seeks to achieve an absolute return with reduced correlation to stock and bond markets, it may not achieve positive returns over short or long term periods. Investment strategies that have historically been non-correlated or have demonstrated low correlations to one another or to stock and bond markets may become correlated at certain times and, as a result, may cease to function as anticipated over either short or long term periods.

The success of the Fund’s investment strategy depends both on SIMC’s selection of the Underlying Funds and the Sub-Adviser and allocating assets to such Underlying Funds and the Sub-Adviser. SIMC, an Underlying Fund or the Sub-Adviser may be incorrect in assessing market trends, the value or growth capability of particular securities or asset classes. In addition, the methodology by which SIMC allocates the Fund’s assets to the Underlying Funds and the Sub-Adviser may not achieve desired results and may cause the Fund to lose money or underperform other comparable mutual funds.

The Fund, Underlying Funds and the Sub-Adviser may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to achieve their designated investment strategies. The principal risks of using such investment strategies and making investments in such asset classes, securities and other investments are set forth below. Because an Underlying Fund’s use of an investment strategy or investment in an asset class, security or other investment is subject to the same or similar risks as the Fund’s use of such strategy or investment in such asset class, security or other investment, the term “the Fund” in the paragraphs below collectively refers to both the Fund and each Underlying Fund.

Arbitrage Strategies Risk — Arbitrage strategies involve engaging in transactions that attempt to exploit price differences of identical, related or similar securities on different markets or in different forms. The Fund may realize losses or reduced rate of return if underlying relationships among securities in which it takes investment positions change in an adverse manner or if a transaction is unexpectedly terminated or delayed. Trading to seek short-term capital appreciation can be expected to cause the Fund’s portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company.

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

Below Investment Grade Securities Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities because the prospect of repayment of principal and interest of many of these securities is speculative.

Commodity-Linked Securities Risk — Investments in commodity-linked securities may be more volatile and less liquid than direct investments in the underlying commodities themselves. Commodity-related equity returns can also be affected by the issuer’s financial structure or the performance of unrelated businesses.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk — Due to its active positions in currencies, the Fund will be subject to the risk that currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities or by the imposition of currency controls or other political developments in the United States or abroad.

Derivatives Risk — The Fund’s use of futures contracts, options, forward contracts and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk and liquidity risk are described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund’s use of forward contracts and swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

Directional or Tactical Strategies Risk — Directional or tactical strategies usually use long and short positions, which entail predicting the direction that particular securities or sectors or the overall market might move. Directional or tactical strategies may utilize leverage and hedging. There may be a significant risk of loss if the Fund’s judgment is incorrect as to the direction, timing or extent of expected movements of particular securities or sectors or the market as a whole.

Distressed Securities Risk — Distressed securities frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment. Distressed securities are at high risk for default.

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Event-Driven Strategies Risk — Event-driven strategies involve making evaluations and predictions about both the likelihood that a particular event in the life of a company will occur and the impact such an event will have on the value of the company’s securities. The transaction in which such a company is involved may be unsuccessful, take considerable time (or longer than anticipated) or may result in a distribution of cash or a new security, the value of which may be less than the purchase price of the company’s security. If an anticipated transaction does not occur, the Fund may be required to sell its securities at a loss.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities.

Exchange-Traded Notes (ETNs) — The value of an ETN is subject to the credit risk of the issuer. There may not be an active trading market available for some ETNs. Additionally, trading of ETNs may be halted or delisted by the listing exchange.

Fixed Income Market Risk — The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Interest Rate Risk — The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates.

Investment Company Risk — When the Fund invests in an investment company, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company’s expenses. In addition, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, the lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. Closed-end investment companies issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. As a result, a closed-end fund’s share price fluctuates based on what another investor is willing to pay rather than on the market value of the securities in the fund.

Leverage Risk — The use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Portfolio Turnover Risk — Due to their investment strategies, the Fund and the Underlying Funds may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

Short Sales Risk — A short sale involves the sale of a security that the Fund does not own in the expectation of purchasing the same security (or a security exchangeable therefore) at a later date at a lower price. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. Investment in short sales may also cause the Fund to incur expenses related to borrowing securities.

Small and Medium Capitalization Companies Risk — The smaller and medium capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small and medium capitalization stocks may be more volatile than those of larger companies. Small and medium capitalization stocks may be traded over-the-counter or listed on an exchange.

Warrants Risk — Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources.

Loss of money is a risk of investing in the Fund.

Performance Information

The bar chart and the performance table below provide some indication of the risks of an investment in the Fund by comparing the Fund’s performance with a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

2011	-2.77%
2012	XX

Best Quarter	Worst Quarter
XX	XX
xx/xx/xxxx	xx/xx/xxxx

Average Annual Total Returns (for the periods ended December 31, 2012)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Multi-Strategy Alternative Fund — Class A	1 Year		Since Inception (3/31/10)
Return Before Taxes	XX	%	XX	%
Return After Taxes on Distributions	XX	%	XX	%
Return After Taxes on Distributions and Sale of Fund Shares	XX	%	XX	%
BofA Merrill Lynch 3-Month U.S. Treasury Bills Index	XX	%	XX	%

Although the Fund’s performance is benchmarked against the return of the BofA Merrill Lynch 3-Month U.S. Treasury Bills Index, an investment in the Fund is substantially different from an investment in U.S. Treasury bills. Among other things, Treasury bills are backed by the full faith and credit of the U.S. Government and have a fixed rate of return. Investors in Treasury bills do not risk losing their investment, whereas loss of money is a risk of investing in the Fund. Further, an investment in the Fund is expected to be substantially more volatile than an investment in Treasury bills because of the breadth and types of securities and other instruments in which the Fund may invest.

Management

Investment Adviser and Portfolio Manager. SEI Investments Management Corporation

Adviser	Portfolio Manager	Experience with the Fund	Title with Adviser
SEI Investments Management Corporation	Theodore W. Kokas	Since 2010	Vice President, Managing Director of the Alternative Investments Team

Sub-Adviser and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Turner Investments, L.P.	Christopher E. Baggini, CFA Matthew Glaser David J. Honold, Jr., CFA Vijay Shankaran, MD, Ph.D.	Since 2011 Since 2011 Since 2011 Since 2011

Senior Portfolio Manager/Global
Security Analyst, Principal
Chief of Investment Strategies,
Executive Managing Director, Principal
Portfolio Manager/Global Security
Analyst, Principal
Senior Portfolio Manager/Global
Security Analyst, Principal

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please see below.

Purchase and Sale of Fund Shares

The minimum initial investment for Class A Shares is $100,000 with minimum subsequent investments of $1,000. You may purchase and redeem shares of a Fund on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day). You may sell your Fund shares by contacting your financial institution or intermediary directly. Financial institutions and intermediaries may redeem Fund shares on behalf of their clients by contacting the Fund’s transfer agent (the Transfer Agent) or the Fund’s authorized agent, using certain SEI proprietary systems or calling 1-800-858-7233, as applicable.

Tax Information

The distributions made by the Fund are taxable and will be taxed as ordinary income or capital gains. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, you will generally not be subject to federal taxation on Fund distributions until you begin receiving distributions from your tax-deferred arrangement. You should consult your tax advisor regarding the rules governing your tax-deferred arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MORE INFORMATION ABOUT INVESTMENTS

The Fund is a mutual fund. A mutual fund pools shareholders’ money and, using professional investment managers, invests it in securities.

The Fund has its own investment goal and strategies for reaching that goal. The Fund’s assets are managed under the direction of SIMC and the Sub-Adviser, who manage portions of the Fund’s assets in a way that they believe will help the Fund achieve its goals. SIMC acts as “manager of managers” for the Fund, and attempts to ensure that the Sub-Adviser complies with the Fund’s investment policies and guidelines. SIMC also recommends the appointment of additional or replacement sub-advisers to the Fund’s Board of Trustees. In addition, to a limited extent, SIMC may also directly manage a portion of the Fund’s assets in a manner that it believes will help the Fund achieve its investment goals.

The investments and strategies described in this prospectus are those that SIMC and the Sub-Adviser use under normal conditions; however, the Fund may also invest in other securities, use other strategies and engage in other investment practices.

The Fund may lend its securities to certain financial institutions in an attempt to earn additional income.

These investments and strategies, as well as those described in this prospectus, are described in more detail in the Fund’s Statement of Additional Information (SAI).

During unusual economic or market conditions or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations that would not ordinarily be consistent with the Fund’s objectives. The Fund will do so only if SIMC or the Sub-Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, there is no guarantee that the Fund will achieve its investment goal.

MORE INFORMATION ABOUT RISKS

Risk Information

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its goal. SIMC and the Sub-Adviser make judgments about the securities markets, the economy and companies, but these judgments may not anticipate actual market movements or the impact of economic conditions on company performance. In fact, no matter how good a job SIMC and the

Sub-Adviser do, you could lose money on your investment in the Fund, just as you could with other investments. The Fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect securities markets generally, as well as those that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which those securities trade. The effect on the Fund’s share price of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

More Information About Principal Risks

The following descriptions provide additional information about some of the risks of investing in the Fund:

Arbitrage Strategies — The Fund may engage in arbitrage strategies. Arbitrage strategies involve engaging in transactions that attempt to exploit price differences of identical, related or similar securities on different markets or in different forms. The Fund may use a variety of arbitrage strategies in pursuing its investment strategy. The underlying relationships among securities in which the Fund takes investment positions may change in an adverse manner, in which case the Fund may realize losses. The expected gain on an individual arbitrage investment is normally considerably smaller than the possible loss, should the transaction be unexpectedly terminated. The expected timing of each transaction is also extremely important since the length of time that the Fund’s capital must be committed to any given transaction will affect the rate of return realized by the Fund, and delays can substantially reduce such returns. Therefore, unanticipated delays in timing could cause the Fund to lose money or not achieve the desired rate of return. Trading to seek short-term capital appreciation can be expected to cause the Fund’s portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company and, as a result, may involve increased brokerage commission costs which will be borne directly by the Fund and ultimately by its shareholders.

Asset-Backed Securities — The Fund may invest in asset-backed securities. Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Therefore, repayment depends largely on the cash flows generated by the assets backing the securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities, which is discussed below. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the security. In the event of a default, the Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Bank Loans — Certain Funds may invest in bank loans. Bank loans are fixed and floating rate loans arranged through private negotiations between a company or a non-U.S. government and one or more financial institutions (lenders). In connection with purchasing participations, the

Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, the Fund will acquire direct rights against the borrower on the loan. The Fund may have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and on the Fund’s ability to dispose of the bank loan in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

Below Investment Grade Securities — The Fund may invest in below investment grade securities (junk bonds). Junk bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. Junk bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer’s creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security. The volatility of junk bonds, particularly those issued by foreign governments, is even greater since the prospects for repayment of principal and interest of many of these securities is speculative. Some may even be in default. As an incentive to invest in these risky securities, they tend to offer higher returns.

Collateralized Debt Obligations and Loan Obligations (CDOs and CLOs) — CDOs and CLOs are types of asset-backed securities. CDOs and CLOs are securities backed by an underlying portfolio of debt and loan obligations, respectively. CDOs and CLOs issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CDO and CLO securities as a class. The risks of investing in CDOs and CLOs depend largely on the tranche invested in and the type of the underlying debts and loans in the tranche of the CDO or CLO, respectively, in which the Fund invests. CDOs and CLOs also carry risks including, but not limited to, interest rate risk and credit risk.

Commodity-Linked Securities — The Fund may invest in Commodity-Linked Securities. Investments in commodity-linked securities may be more volatile and less liquid than direct investments in the underlying commodities themselves. Commodity-related equities will not necessarily reflect changes in the price of commodities. Commodity-related equity returns can also be affected by the issuer’s financial structure or the performance of unrelated businesses. In fact, commodity-related equities may actually have a higher correlation to movement in equities than the commodity market.

Convertible Securities and Preferred Stocks — Convertible securities are bonds, debentures, notes, preferred stock or other securities that may be converted into or exercised for a prescribed amount of common stock at a specified time and price. Convertible securities provide an opportunity for equity participation, with the potential for a higher dividend or interest yield and lower price volatility compared to common stock. Convertible securities typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity because of the conversion feature. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature. Convertible securities may also be rated below investment grade (junk bonds) or are not rated and are subject to credit risk and prepayment risk, which are discussed below.

Preferred stocks are nonvoting equity securities that pay a stated fixed or variable rate dividend. Due to their fixed income features, preferred stocks provide higher income potential than issuers’ common stocks, but are typically more sensitive to interest rate changes than an underlying common stock. Preferred stocks are also subject to equity market risk, which is the risk that stock prices will fluctuate and can decline and reduce the value of the Fund’s investment. The rights of preferred stocks on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities. Preferred stock may also be subject to prepayment risk, which is discussed below.

Corporate Fixed Income Securities — The Fund may invest in corporate fixed income securities. Corporate fixed income securities are fixed income securities issued by public and private businesses. Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers. Corporate fixed income securities are subject to the risk that the issuer may not be able to pay interest or, ultimately, to repay principal upon maturity. Interruptions or delays of these payments could adversely affect the market value of the security. In addition, due to lack of uniformly available information about issuers or differences in the issuers’ sensitivity to changing economic conditions, it may be difficult to measure the credit risk of corporate securities.

Credit — The Fund is subject to credit risk, which means it is subject to the risk that a decline in the credit quality of an investment could cause the Fund to lose money. The Fund could lose money if the issuer or guarantor of a portfolio security or a counterparty to a derivative contract fails to make timely payment or otherwise honor its obligations. Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities, as described in the “Below Investment Grade Securities” paragraph above.

Credit-Linked Notes—Credit-linked securities typically are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps or interest rate swaps, to obtain exposure to certain fixed-income markets or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, an investment in credit-linked notes represents the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to certain derivative instruments entered into by the issuer of the credit-linked note. For example, the issuer may sell one or more credit default swaps entitling the issuer to receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. An investor holding a credit-linked note generally receives a fixed or floating coupon and the note’s par value upon maturity, unless the referred credit defaults or declares bankruptcy, in which case the investor receives the amount recovered. In effect, investors holding credit-linked notes receive a higher yield in exchange for assuming the risk of a specified credit event. Investments in credit-linked notes are indirectly subject to the risks associated with derivative instruments, which are described below, and may be illiquid.

Currency — The Fund takes active positions in currencies. Currency exchange rates may fluctuate in response to factors extrinsic to that country’s economy, which makes the forecasting of currency market movements extremely difficult. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

Depositary Receipts — American Depositary Receipts (ADRs) are dollar-denominated depositary receipts typically issued by a U.S. financial institution that evidence an ownership interest in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. Global Depositary Receipts (GDRs) are similar to ADRs but are shares of foreign-based corporations generally issued by international banks in one or more markets around the world. ADRs and GDRs are subject to the risks associated with investing directly in foreign securities, which are described below. In addition, investments in ADRs and GDRs may be less liquid than the underlying shares in their primary trading markets and GDRs, many of which are issued by companies in emerging markets, may be more volatile. Depositary receipts may be sponsored or unsponsored. Holders of unsponsored depositary receipts generally bear all the costs associated with establishing unsponsored depositary receipts. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers, and there may not be a correlation between such information and the market value of the depositary receipts.

Derivatives — The Fund may invest in derivatives. Derivatives are instruments that derive their value from an underlying security, financial asset or an index. Examples of derivative instruments include futures contracts, options, forward contracts and swaps. The primary risk of derivative instruments is that changes in the market value of securities held by the Fund, and of the derivative instruments relating to those securities, may not be proportionate. There may not be a liquid market for the Fund to sell a derivative instrument, which could result in difficulty in closing the position. Moreover, certain derivative instruments can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. Some derivative instruments are subject to counterparty risk. A default by the counterparty on its payments to the Fund will cause the value of your investment in the Fund to decrease. Futures Risk, Options Risk, Forward Contracts Risk and Swap Agreements Risk are each discussed below in further detail.

Directional or Tactical Strategies — The Fund may use directional or tactical strategies. Directional or tactical strategies usually use long and short positions which entail prediction on the direction into which the overall market is going to move. The Fund gains when the prices of instruments in which the Fund takes long positions rises and when the prices of instruments in which the Fund takes short positions declines. Strategies may focus on short positions by utilizing credit default swaps to anticipate the decline in the price of an overvalued security or utilizing treasury futures to hedge interest-rate risk. Strategies may also involve leverage and hedging through the use of ETFs or various derivatives, such as futures, credit default swaps or total return swaps or other financings in order to enhance the total return. Risk of loss may be significant if the Fund’s judgment is incorrect as to the direction, timing or extent of expected market moves.

Distressed Securities — Distressed securities are debt securities or other securities or assets of companies or other assets experiencing financial distress, including bankruptcy. Distressed securities frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment. Distressed securities are at high risk for default. If a distressed issuer defaults, the Fund may experience legal difficulties and negotiations with creditors and other claimants. The Fund may recover none or only a small percentage of its investment or have a time lag between when an investment is made and when the value of the investment is realized. Distressed securities may be illiquid.

Equity Market — Because the Fund will significantly invest in equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Event-Driven Strategies — The Fund may engage in event-driven strategies. Event-driven strategies involve making evaluations and predictions about both the likelihood that a particular event, such as a merger, acquisition, bankruptcy, reorganization, spin-offs or other catastrophic event in the life of a company will occur and the impact such an event will have on the value of the company’s securities. Such strategies are often not correlated with the performance of the market. The transaction in which such a company is involved may either be unsuccessful, take considerable time or may result in a distribution of cash or a new security, the value of which may be less than the purchase price of the company’s security. If an anticipated transaction does not occur, the Fund may be required to sell its securities at a loss. Risk of default as to debt securities and bankruptcy or insolvency with respect to equity securities, can result in the loss of the entire investment in such companies.

Exchange-Traded Products (ETPs) — Certain funds may purchase shares of or interests in ETPs. The risks of owning interests of an ETP, such as an exchange-traded fund (ETF), exchange-traded note (ETN) or exchange-traded commodity pool, generally reflect the same risks as owning the underlying securities or other instruments that the ETP is designed to track. The shares of certain ETPs may trade at a premium or discount to their intrinsic value (i.e., the market value may differ from the net asset value of an ETP’s shares). For example, supply and demand for shares of an ETF or market disruptions may cause the market price of the ETF to deviate from the value of the ETF’s investments, which may be emphasized in less liquid markets. The value of an ETN may also differ from the valuation of its reference market or instrument due to changes in the issuer’s credit rating. By investing in an ETP, a fund indirectly bears the proportionate share of any fees and expenses of the ETP in addition to the fees and expenses that the fund and its shareholders directly bear in connection with the fund’s operations. Because certain ETPs may have a significant portion of their assets exposed directly or indirectly to commodities or commodity-linked securities, developments affecting commodities may have a disproportionate impact on such ETPs and may subject the ETPs to greater volatility than investments in traditional securities.

The Fund may purchase shares of ETFs. ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. Such ETF expenses may make owning shares of the ETF more costly than owning the underlying securities directly. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities.

Generally, ETNs are structured as senior, unsecured notes in which an issuer, such as a bank, agrees to pay a return based on the target commodity index less any fees. ETNs allow individual investors to have access to derivatives linked to commodities and assets such as oil, currencies and foreign stock indexes. ETNs combine certain aspects of bonds and ETFs. Similar to ETFs, ETNs are traded on a major exchange (e.g., the New York Stock Exchange) during normal trading hours. However, investors can also hold an ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to principal amount, subject to the day’s index factor. ETN returns are based upon the performance of a market index minus applicable fees. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political or geographic events that affect the referenced commodity. The value of an ETN may drop due to a downgrade in the issuer’s credit rating, even if the underlying index remains unchanged. Investments in ETNs are subject to the risks facing income securities in general, including the risk that a counterparty will fail to make payments when due or default.

Extension — Certain Funds’ investments in fixed income securities are subject to extension risk. Generally, rising interest rates tend to extend the duration of fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund may exhibit additional volatility.

Fixed Income Market — The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

Foreign Investment/Emerging Markets — The Fund may invest in foreign issuers, including issuers located in emerging market countries. Investing in issuers located in foreign countries poses distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Emerging market countries are those countries that are: (i) characterized as developing or emerging by any of the World Bank, the United Nations, the International Finance Corporation, or the European Bank for Reconstruction and Development; (ii) included in an emerging markets index by a recognized index provider; or (iii) countries with similar developing or emerging characteristics as countries classified as emerging market countries pursuant to sub-paragraph (i) and (ii) above, in each case determined at the time of purchase. Developed countries are countries with overall high levels of economic prosperity. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Forward Contracts — The Fund may invest in forward contracts for speculative or hedging purposes. A forward contract involves a negotiated obligation to purchase or sell a specific asset at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Risks associated with forwards include: (i) there may be an imperfect correlation between the movement in prices of forward contracts and the securities underlying them; (ii) there may not be a liquid market for forwards; and (iii) forwards may be difficult to accurately value. Forwards are also subject to credit risk, liquidity risk and leverage risk, each of which is further described elsewhere in this section.

Futures Contracts — The Fund may use futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific asset at a specified future time and at a specified price. The risks of futures include: (i) leverage risk; (ii) correlation or tracking risk and (iii) liquidity risk. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, the Fund may experience losses that exceed losses experienced by funds that do not use futures contracts. There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute, or which futures are intended to hedge.

Lack of correlation (or tracking) may be due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. Consequently, the effectiveness of futures as a security substitute or as a hedging vehicle will depend, in part, on the degree of correlation between price movements in the futures and price movements in underlying assets. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intra-day price change limits and/or limit the volume of trading.

Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, the Fund may be unable to close out its futures contracts at a time which is advantageous. The successful use of futures depends upon a variety of factors, particularly the ability of SIMC and the Sub-Adviser to predict movements of the underlying securities markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular futures strategy adopted will succeed.

Hedged Strategies — Certain Funds may employ investment strategies that involve greater risks than the strategies used by typical mutual funds, including short sales and derivative transactions. Although some of the Sub-Advisers use hedged strategies, there is no assurance that hedged strategies will protect against losses or perform better than non-hedged strategies, and some Sub-Advisers may use long-only strategies. The investment strategies employed by the Fund that emphasize hedged positions rather than non-hedged positions in securities and derivatives are used in an effort to protect against losses due to general movements in market prices and are tools the Sub-Advisers use to manage the Fund’s price volatility. However, no assurance can be given that such hedging will be successful or that consistent absolute returns will be achieved.

Interest Rate — Interest rate risk is the risk that the Fund’s yields will decline due to falling interest rates. A rise in interest rates typically causes a fall in values of fixed income securities, including U.S. Government securities, in which the Fund invests, while a fall in interest rates typically causes a rise in values in such securities.

Investment Company — The Fund may purchase shares of investment companies, such as open-end funds, ETFs and closed-end funds. ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. When the Fund invests in an investment company, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company’s expenses. Such expenses may make owning shares of an investment company more costly than owning the underlying securities directly. Further, in part because of these additional expenses, the performance of an investment company may differ from the performance the Fund would achieve if it invested directly in the underlying investments of the investment company. In addition, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, shares of an ETF and certain closed-end funds are traded at market prices, which may vary from the net asset value of its underlying investments and lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities.

Leverage — Certain Fund transactions, such as derivatives or reverse repurchase agreements, may give rise to a form of leverage. The use of leverage can amplify the effects of market volatility on the Fund’s share price and make the Fund’s returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Liquidity — The Fund is subject to liquidity risk, which exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. A Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Mortgage-Backed Securities — The Fund may invest in mortgage-backed securities. Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments, which must be reinvested at lower interest rates.

Prepayment risk may make it difficult to calculate the average maturity of the Fund’s mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.

The privately issued mortgage-backed securities in which the Fund invests are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities and may bear a greater risk of nonpayment than securities that are backed by the U.S. Treasury. However, the timely payment of principal and interest normally is supported, at least partially, by various credit enhancements by banks and other financial institutions. There can be no assurance, however, that such credit enhancements will support full payment of the principal and interest on such obligations. In addition, changes in the credit quality of the entity that provides credit enhancement could cause losses to the Fund and affect their share price.

Options — The Fund may purchase and write put and call options and enter into related closing transactions. A put option on an asset gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying asset at any time during the option period. A call option on an asset gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying asset at any time during the option period. Risks associated with options transactions include: (i) there may be an imperfect correlation between the movement in prices of options and the assets underlying them; and (ii) while the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying asset. Investments in options are also subject to leverage risk and liquidity risk, which are further described above.

Portfolio Turnover — The Fund is subject to portfolio turnover risk. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

Prepayment — The Fund’s investments in fixed income securities are subject to prepayment risk. With declining interest rates, fixed income securities with stated interest rates may have their principal paid earlier than expected. This may result in the Fund having to reinvest that money at lower prevailing interest rates, which can reduce the returns of the Fund.

Real Estate Investment Trusts (REITs) — Certain Funds may invest in REITs. REITs are trusts that invest primarily in commercial real estate or real estate-related loans. By investing in REITs indirectly through the Fund, shareholders will bear not only the proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of underlying REITs. The Fund may be subject to certain risks associated with a REIT’s ownership of real estate, which are discussed above. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the Investment Company Act of 1940.

Securities Lending — The Fund may lend its securities to certain financial institutions in an attempt to earn additional income. The Fund may lend their portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. When the Fund lends its securities, it may pay lending fees to a party arranging the loan.

Short Sales — The Fund may engage in short sales transactions. Short sales are transactions in which the Fund sells a security it does not own. To complete a short sale, the Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the Fund and the Fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security. To the extent that the Fund reinvests proceeds received from selling securities short, it may effectively create leverage, which is discussed above. Pursuant to its particular investment strategy, the Sub-Adviser may have a net short exposure in the portfolio of assets allocated to the Sub-Adviser.

Small and Medium Capitalization Companies — The smaller and medium capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small and medium capitalization stocks may be more volatile than those of larger companies. Small and medium capitalization securities may be traded over-the-counter or listed on an exchange.

Swap Agreements — The Fund may use swaps, which are agreements whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. Interest rate swaps involve one party, in return for a premium, agreeing to make payments to another party to the extent that interest rates exceed or fall below a specified rate (a “cap” or “floor,” respectively). A credit default swap enables a Fund to buy or sell protection against a defined credit event of an issuer or a basket of securities. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.

The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). Like a long or short position in a physical security, credit default swaps are subject to the same factors that cause changes in the market value of the underlying asset it is attempting to replicate.

U.S. Government Securities — The Fund may invest in U.S. Government securities. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources and, therefore, such obligations are not backed by the full faith and credit of the United States government.

GLOBAL ASSET ALLOCATION

The Fund has its own distinct risk and reward characteristics, investment objective, policies and strategies. In addition to managing the Fund, SEI Investments Management Corporation (SIMC or the Adviser) constructs and maintains global asset allocation strategies (Strategies) for certain clients, and the Fund is designed in part to implement those Strategies. The degree to which an investor’s portfolio is invested in the particular market segments and/or asset classes represented by the Fund varies, as does the investment risk/return potential represented by the Fund and other funds. The Fund may have extremely volatile returns. Because of the historical lack of correlation among various asset classes, an investment in the Fund along with other funds representing a range of asset classes as part of a Strategy may reduce the Strategy’s overall level of volatility. As a result, a Strategy may reduce risk.

In managing the Fund, SIMC focuses on four key principles: asset allocation, portfolio structure, the use of managers and continuous portfolio management. Asset allocation across appropriate asset classes is the central theme of SIMC’s investment philosophy. SIMC seeks to reduce risk further by creating a portfolio that focuses on a specific asset class. SIMC then oversees a network of managers who invest the assets of the Fund in distinct segments of the market or class represented by the Fund. These managers adhere to distinct investment disciplines, with the goal of providing greater consistency and predictability of results, as well as broader diversification across and within asset classes. SIMC constantly monitors and evaluates managers for the Fund to ensure that they do not deviate from their stated investment philosophy or process.

Within the Strategies, SIMC periodically adjusts the target allocations among the Fund and other funds to ensure that the appropriate mix of assets is in place. SIMC also may create new Strategies which reflect significant changes in allocation among the Fund and other funds. Since a large portion of the assets in the Fund and other funds may be comprised of investors in Strategies controlled or influenced by SIMC, this reallocation activity could result in significant purchase or redemption activity in the Fund. While reallocations are intended to benefit investors that invest in the Fund through the Strategies, they could in certain cases have a detrimental effect on the Fund if it is being materially reallocated, including by increasing portfolio turnover (and related transactions costs), disrupting portfolio management strategy, and causing the Fund to incur taxable gains. SIMC seeks to manage the impact to the Fund resulting from reallocations in the Strategies.

MORE INFORMATION ABOUT THE FUND’S BENCHMARK INDEX

The following information describes the index referred to in the Performance Information section of this prospectus.

The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index measures total return on cash, including price and interest income, based on short-term government Treasury Bills of about 90-day maturity.

INVESTMENT ADVISER AND SUB-ADVISER

SIMC acts as investment adviser for a portion of the Fund’s assets.

MULTI-STRATEGY ALTERNATIVE FUND:

SIMC serves as the investment adviser to the Fund. Theodore W. Kokas may, to a limited extent, directly manage a portion of the assets in the Fund in a manner that he believes will help the Fund achieve its investment goals. Mr. Kokas joined SIMC in 2008 and currently serves as Managing Director of the Alternative Investments Team. Prior to joining SIMC, Mr. Kokas served in a similar capacity with Attalus Capital from 2007 to 2008. Mr. Kokas was a senior portfolio manager with Rubicon Quantitative Fund Management from 2005 to 2007.

SIMC acts as the manager of managers of the Fund and is responsible for the investment performance of the Fund since it allocates the Fund’s assets to the Sub-Adviser and recommends hiring or changing sub-advisers to the Board of Trustees.

The Sub-Adviser makes investment decisions for the assets it manages and continuously reviews, supervises and administers its investment program. SIMC oversees the Sub-Adviser to ensure compliance with the Fund’s investment policies and guidelines, and monitors the Sub-Adviser’s adherence to its investment style. The Board of Trustees supervises SIMC and the Sub-Adviser; establishes policies that they must follow in their management activities; and oversees the hiring and termination of the sub-advisers recommended by SIMC. SIMC pays the Sub-Adviser out of the investment advisory fees it receives (as described below).

SIMC serves as the investment adviser to the Fund. SIMC makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund’s investment program. As of December 31, 2012, SIMC had approximately $XX billion in assets under management. For the fiscal year ended September 30, 2012, SIMC received investment advisory fees, as a percentage of each Fund’s average daily net assets, at the following annual rates:

	Investment Advisory Fees	Investment Advisory Fees After Fee Waivers
Multi-Strategy Alternative Fund	1.50%	XX	%

A discussion regarding the basis for the Board of Trustees’ approval of the Fund’s investment advisory and sub-advisory agreements is available in the Fund’s annual report, which covers the period October 1, 2011 through September 30, 2012.

Information About Fee Waivers

The Fund’s actual total annual fund operating expenses for the most recent fiscal year were less than the amounts shown in the Annual Fund Operating Expenses Tables in the Fund Summary

section because the Fund’s adviser, the Fund’s administrator and/or the Fund’s distributor voluntarily waived a portion of its fees in order to keep total direct operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes, trustee fees, prime broker fees, interest and dividend expenses related to short sales and extraordinary expenses not incurred in the ordinary course of the Fund’s business) at a specified level. The voluntary waivers of the Fund’s adviser, Fund’s administrator and/or the Fund’s distributor are limited to the Fund’s direct operating expenses and, therefore, do not apply to indirect expenses incurred by the Fund, such as acquired fund fees and expenses (AFFE). In addition, some Funds may participate in a commission recapture program where the Funds’ trades may be executed through the Funds’ distributor, and a portion of the commissions paid on those trades are then used to pay the Funds’ expenses. The Fund’s adviser, the Fund’s administrator and/or the Fund’s distributor may discontinue all or part of these waivers at any time. With these fee waivers, the Fund’s actual total annual fund operating expenses for the most recent fiscal year were as follows:

Fund Name — Class A Shares	Total Annual Fund Operating Expenses (before fee waivers)		Total Annual Fund Operating Expenses (after fee waivers)		Total Annual Fund Operating Expenses (after fee waivers, excluding AFFE, if applicable)*		Total Annual Fund Operating Expenses (after fee waivers, excluding AFFE, interest expense and after commission recapture, if applicable)*
Multi-Strategy Alternative Fund**	XX	%	XX	%	XX	%	XX	%

* AFFE reflect the estimated amount of fees and expenses that were incurred indirectly by the Fund through its investments in other investment companies during the most recent fiscal year.

** Includes 0.01% of dividend and interest expense on securities sold short.

Sub-Adviser and Portfolio Managers

Turner Investments, L.P.: Turner Investments, L.P. (Turner), located at 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312, serves as a Sub-Adviser to the Multi-Strategy Alternative Fund. A team of investment professionals at Turner manages the portion of the Multi-Strategy Alternative Fund’s assets allocated to Turner. Christopher E. Baggini, CFA, Senior Portfolio Manager/Global Security Analyst and Principal, earned an M.B.A. in Finance from New York University and a B.S. in Economics from Fairfield University. Mr. Baggini joined Turner in 2010 and has twenty-five years of industry experience. Prior to joining Turner, Mr. Baggini was previously employed by Aberdeen Asset Management from 2007 to 2010. Matthew Glaser, Chief of Investment Strategies, Executive Managing Director and Principal, earned an M.B.A. from Columbia University and a B.A. from Wesleyan University. Mr. Glaser joined Turner in 2007 and has nineteen years of industry experience. Donald J. Honold, Jr., CFA, Portfolio Manager/Global Security Analyst and Principal, received his B.A. with a concentration in Economics from the College of Holy Cross. Mr. Honold joined Turner in 2005 and has thirteen years of industry experience. Vijay Shankaran, M.D., Ph.D., Senior Portfolio Manager/Global Security Analyst and Principal, earned his MD and Ph.D. in Immunology from the Washington University School of Medicine, an M.B.A. from the Wharton School of Business at the

University of Pennsylvania and an A.B. in Chemistry from Dartmouth College. Dr. Shankaran joined Turner in 2006 and has eleven years of industry experience.

The SAI provides additional information about the portfolio managers’ compensation, other accounts they manage and their ownership, if any, of securities in the Fund.

PURCHASING, EXCHANGING AND SELLING FUND SHARES

This section tells you how to purchase, exchange and sell (sometimes called redeem) Class A Shares of the Fund. The Fund offers Class A Shares only to financial institutions and intermediaries for their own or their customers’ accounts.

For information on how to open an account and set up procedures for placing transactions, call 1-800-DIAL-SEI.

HOW TO PURCHASE FUND SHARES

Fund shares may be purchased on any Business Day. Financial institutions and intermediaries may purchase, sell or exchange Class A Shares by placing orders with the Transfer Agent or the Fund’s authorized agent. Institutions and intermediaries that use certain SEI proprietary systems may place orders electronically through those systems. Institutions and intermediaries may also place orders by calling 1-800-858-7233. Generally, cash investments must be transmitted or delivered in federal funds to the Fund’s wire agent by the close of business on the day after the order is placed. However, in certain circumstances the Fund, at its discretion, may allow purchases to settle (i.e., receive final payment) at a later date in accordance with the Fund’s procedures and applicable law. The Fund reserves the right to refuse any purchase requests, particularly those that the Fund reasonably believes may not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations. This includes those from any individual or group who, in a Fund’s view, is likely to engage in excessive trading (usually defined as four or more “round trips” in the Fund in any twelve-month period). For more information regarding the Fund’s policies and procedures related to excessive trading, please see “Frequent Purchases and Redemptions of Fund Shares” below.

You may be eligible to purchase other classes of shares of the Fund. However, you may only purchase a class of shares that your financial institutions or intermediaries sell or service. Your financial institutions or intermediaries can tell you which class of shares is available to you.

The Fund calculates its net asset value per share (NAV) once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m. Eastern Time). So, for you to receive the current Business Day’s NAV, generally the Fund (or an authorized agent) must receive your purchase order in proper form before 4:00 p.m. Eastern Time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

When you purchase, sell or exchange Fund shares through certain financial institutions, you may have to transmit your purchase, sale and exchange requests to these financial institutions at an earlier time for your transaction to become effective that day. This allows these financial institutions time to process your requests and transmit them to the Fund.

Certain other intermediaries, including certain broker-dealers and shareholder organizations, are authorized to accept purchase, redemption and exchange requests for Fund shares. These requests are executed at the NAV next determined after the intermediary receives the request if transmitted to the Fund in accordance with the Fund’s procedures and applicable law. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

You will have to follow procedures of your financial institution or intermediary for transacting with the Fund. You may be charged a fee for purchasing and/or redeeming Fund shares by your financial institution or intermediary.

Pricing of Fund Shares

NAV for one Fund share is the value of that share’s portion of the net assets of the Fund. In calculating NAV, the Fund generally values its investment portfolio at market price.

When valuing portfolio securities, the Fund values securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (other than securities traded on NASDAQ) at the last quoted sale price on the primary exchange or market (foreign or domestic) on which the securities are traded, or, if there is no such reported sale, at the most recent quoted bid price. The Fund values securities traded on NASDAQ at the NASDAQ Official Closing Price. If available, debt securities, swaps, bank loans or collateralized debt obligations, such as those held by the Fund, are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations or other methodologies designed to identify the market value for such securities. Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable net asset value. The prices of foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. If a security’s price cannot be obtained, as noted above, the Fund will value the securities using a bid price from at least one independent broker. If such prices are not readily available or cannot be valued using the methodologies described above, the Fund will value the security using the Fund’s Fair Value Procedures, as described below.

Securities held by the Fund with remaining maturities of 60 days or less will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price the Fund would receive if it sold the instrument, and the value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates.

Prices for most securities held by the Fund are provided daily by third-party independent pricing agents. SIMC or the Sub-Adviser, as applicable, reasonably believes that prices provided by independent pricing agents are reliable. However, there can be no assurance that such pricing service’s prices will be reliable. SIMC or the Sub-Adviser, as applicable, will continuously monitor the reliability of prices obtained from any pricing service and shall promptly notify the Fund’s administrator if it believes that a particular pricing service is no longer a reliable source of prices. The Fund’s administrator, in turn, will notify the Fair Value Committee (the Committee) if it receives such notification from SIMC or the Sub-Adviser, as applicable, or if the Fund’s administrator reasonably believes that a particular pricing service is no longer a reliable source for prices.

The Fund’s Pricing and Valuation Procedures provide that any change in a primary pricing agent or a pricing methodology requires prior approval by the Board of Trustees. However, when the change would not materially affect valuation of the Fund’s net assets or involve a material departure in pricing methodology from that of the Fund’s existing pricing agent or pricing methodology, Board approval may be obtained at the next regularly scheduled Board meeting.

Securities for which market prices are not “readily available” or may be unreliable are valued in accordance with Fair Value Procedures established by the Fund’s Board of Trustees. The Fund’s Fair Value Procedures are implemented through the Committee designated by the Fund’s Board of Trustees. The Committee is currently composed of two members of the Board of Trustees, as well as representatives from SIMC and its affiliates.

Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended, the security has been de-listed from a national exchange, the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open, or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Examples of factors the Committee may consider are: the facts giving rise to the need to fair value, the last trade price, the performance of the market or the issuer’s industry, the liquidity of the security, the size of the holding in the Fund, or any other appropriate information.

The determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its NAV. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates NAV if an event that could materially affect the value of those securities (a Significant Event), including substantial fluctuations in domestic or foreign markets or occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts or significant governmental actions, has occurred between the time of the security’s last close and the time that the Fund calculates NAV. The Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem Fund shares.

A Significant Event may relate to a single issuer or to an entire market sector. If SIMC or the Sub-Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates NAV, it may request that a Committee meeting be called. In addition, the Fund’s administrator monitors price movements among certain selected indexes, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates NAV. If price movements in a monitored index or security exceed levels established by the Fund’s administrator, the administrator notifies SIMC or the Sub-Adviser holding the relevant securities that such limits have been exceeded. In such event, SIMC or the Sub-Adviser makes the determination whether a Committee meeting should be called based on the information provided.

Frequent Purchases and Redemptions of Fund Shares

“Market timing” refers to a pattern of frequent purchases and sales of the Fund’s shares, often with the intent of earning arbitrage profits. Market timing of the Fund could harm other shareholders in various ways, including by diluting the value of the shareholders’ holdings, increasing Fund transaction costs, disrupting portfolio management strategy, causing the Fund to incur unwanted taxable gains, and forcing the Fund to hold excess levels of cash.

The Fund is intended to be long-term investment vehicles and are not designed for investors that engage in short-term trading activity (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa, in an effort to take advantage of short-term market movements). Accordingly, the Board of Trustees has adopted policies and procedures on behalf of the Fund to deter short-term trading. The Transfer Agent will monitor trades in an effort to detect short-term trading activities. If, as a result of this monitoring, the Fund determines, in its sole discretion, that a shareholder has engaged in excessive short-term trading, it will refuse to process future purchases or exchanges into the Fund from that shareholder’s account.

A shareholder will be considered to be engaging in excessive short-term trading in the Fund in the following circumstances:

i.  if the shareholder conducts four or more “round trips” in the Fund in any twelve-month period. A round trip involves the purchase of shares of the Fund and the subsequent redemption of all or most of those shares. An exchange into and back out of a Fund in this manner is also considered a round trip.

ii.  if the Fund determines, in its sole discretion, that a shareholder’s trading activity constitutes excessive short-term trading, regardless of whether such shareholder exceeds the foregoing round trip threshold.

The Fund, in its sole discretion, also reserves the right to reject any purchase request (including exchange requests) for any reason without notice.

Judgments with respect to implementation of the Fund’s policies are made uniformly and in good faith in a manner that the Fund believes is consistent with the best long-term interests of shareholders. When applying the Fund’s policies, the Fund may consider (to the extent reasonably available) an investor’s trading history in all SEI funds, as well as trading in accounts under common ownership, influence or control, and any other information available to the Fund.

The Fund’s monitoring techniques are intended to identify and deter short-term trading in the Fund. However, despite the existence of these monitoring techniques, it is possible that short-term trading may occur in the Fund without being identified. For example, certain investors seeking to engage in short-term trading may be adept at taking steps to hide their identity or activity from the Fund’s monitoring techniques. Operational or technical limitations may also limit the Fund’s ability to identify short-term trading activity.

The Fund and/or its service providers have entered into agreements with financial intermediaries that require them to provide the Fund and/or its service providers with certain shareholder transaction information to enable the Fund and/or its service providers to review the trading activity in the omnibus accounts maintained by financial intermediaries. The Fund may also delegate trade monitoring to the financial intermediaries. If excessive trading is identified in an omnibus account, the Fund will work with the financial intermediary to prohibit the shareholder from future purchases or exchanges into the Fund.

The Fund is sold to participant-directed employee benefit plans. The Fund’s ability to monitor or restrict trading activity by individual participants in a plan may be constrained by regulatory restrictions or plan policies. In such circumstances, the Fund will take such action, which may include taking no action, as deemed appropriate in light of all the facts and circumstances.

The Fund may amend these policies and procedures in response to changing regulatory requirements or to enhance the effectiveness of the program.

Foreign Investors

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence.

Customer Identification and Verification and Anti-Money Laundering Program

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. Accounts for the Fund are generally opened through other financial institutions or financial intermediaries. When you open your account through your financial institution or financial intermediary, you will have to provide your name, address, date of birth, identification number and other information that will allow the financial institution or financial intermediary to identify you. This information is subject to verification by the financial institution or financial intermediary to ensure the identity of all persons opening an account.

Your financial institution or financial intermediary is required by law to reject your new account application if the required identifying information is not provided. Your financial institution or intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if they are unable to obtain this information. In certain instances, your financial institution or financial intermediary may be required to collect documents to establish and verify your identity.

The Fund will accept investments and your order will be processed at the NAV next determined after receipt of your application in proper form (which includes receipt of all identifying information required on the application). The Fund, however, reserves the right to close and/or liquidate your account at the then-current day’s price if the financial institution or financial intermediary through which you open your account is unable to verify your identity. As a result, you may be subject to a gain or loss on Fund shares as well as corresponding tax consequences.

Customer identification and verification are part of the Fund’s overall obligation to deter money laundering under Federal law. The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if a Fund is required to withhold such proceeds.

HOW TO EXCHANGE YOUR FUND SHARES

You may exchange Class A Shares of the Fund for Class A Shares of any other fund of SEI Institutional Managed Trust on any Business Day by contacting the Fund directly by mail or telephone. For information about how to exchange Fund shares through your financial institution or intermediary, you should contact your financial institution or intermediary directly. This exchange privilege may be changed or canceled at any time upon 60 days’ notice. When you exchange shares, you are really selling your shares of one fund and buying shares of another fund. Therefore, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request. All exchanges are based on the eligibility requirements of the fund into which you are exchanging and any other limits on sales of or exchanges into that fund. The Fund reserves the right to refuse or limit any exchange order for any reason, including if the transaction is deemed not to be in the best interest of the Fund’s other shareholders or possibly disruptive to the management of the Fund. When a purchase or exchange order is rejected, the Fund will send notice to the prospective investor or the prospective investor’s financial intermediary.

HOW TO SELL YOUR FUND SHARES

Financial institutions and intermediaries may sell Fund shares on behalf of their clients on any Business Day. For information about how to sell Fund shares through your financial institution or intermediary, you should contact your financial institution or intermediary directly. Your financial institution or intermediary may charge a fee for its services. The sale price of each share will be the next NAV determined after the Fund receives your request or after the Fund’s authorized intermediary receives your request if transmitted to the Fund in accordance with the Fund’s procedures and applicable law.

Receiving Your Money

Normally, the Fund will make payment on your sale on the Business Day following the day on which they receive your request, but it may take up to seven days. You may arrange for your proceeds to be wired to your bank account.

Redemptions in Kind

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund’s remaining shareholders) the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). Although it is highly unlikely that your shares would ever be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

Suspension of Your Right to Sell Your Shares

The Fund may suspend your right to sell your shares if the NYSE restricts trading, the Securities and Exchange Commission declares an emergency or for other reasons. More information about such suspension can be found in the SAI.

Redemption Fee

The Fund charges a redemption fee on a redemption or series of redemptions (including exchanges) from a single identifiable source (such as a particular investor or multiple accounts managed by the same discretionary investment manager) that in the aggregate exceeds a specified dollar threshold within any thirty (30) day period. The redemption fee applies to the entire amount of the redemption or series of redemptions that triggered the redemption fee and is not limited to redemption amounts in excess of such specified dollar threshold. The dollar threshold that triggers the redemption fee and the level of the redemption fee are set forth in the “Shareholder Fees” table for the Fund.

The purpose of the redemption fee is to offset the cost to the Fund arising from a large shareholder redeeming assets out of the Fund in a short period of time. The Fund will seek to identify any investor or investment manager that may spread out trades that in the aggregate exceed the threshold over a number of days within the 30-day period. If the Fund identifies that an investor or investment manager is crossing the threshold after some redemptions have already been processed, the Fund will impose the redemption fee on subsequent redemption requests received within the 30-day period. An investment manager should be aware that seeking to evade the fee by spreading out trades that exceed the threshold within a 30-day period could result in some of its clients being charged the fee while others will not. It is the responsibility of the manager to ensure that it is trading in a way that will result in fair treatment to its clients. If the Fund becomes aware that an investor or investment manager is seeking to evade the fee by spreading out trades that exceed the threshold within a 30-day period, the Fund may take such action as it deems appropriate, including refusing future purchases from such investor or investment manager.

Redemption fees will not apply to redemptions related to routine periodic account rebalancing transactions. The redemption fee may also be waived by the Fund, in its sole discretion, if the Fund determines that the costs to the Fund of a large redemption can be mitigated. This may be the case, for example, if the Fund redeems the investor in kind, or if the investor gives advance notice to the Fund and/or delays the implementation of the redemption in a manner that the Fund determines sufficiently mitigates the impact to the Fund.

The redemption fee will apply to shares purchased with reinvested dividends or distributions.

Telephone Transactions

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. The Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions. If the Fund follows these procedures, the Fund will not be responsible for any losses or costs incurred by following telephone instructions that the Fund reasonably believes to be genuine.

DISTRIBUTION AND SERVICE OF FUND SHARES

SEI Investments Distribution Co. (SIDCo.) is the distributor of the shares of the Fund. SIDCo. receives no compensation for distributing the Fund’s shares. The Fund is sold primarily through independent registered investment advisers, financial planners, bank trust departments and other financial advisors (Financial Advisors) who provide their clients with advice and services in connection with their investments in the Fund. Many Financial Advisors are also associated with broker-dealer firms. SIMC and its affiliates, at their expense, may pay compensation to these broker-dealers or other financial institutions for marketing, promotional or other services. These payments may be significant to these firms, and may create an incentive for the firm or its associated Financial Advisors to recommend or offer shares of the Fund to its customers rather than other funds or investment products. These payments are made by SIMC and its affiliates out of their past profits or other available resources. SIMC and its affiliates may also provide other products and services to Financial Advisors. For additional information, please see the Fund’s SAI. You can also ask your Financial Advisor about any payments it receives from SIMC and its affiliates, as well as about fees it charges.

For Class A Shares, shareholder servicing fees, as a percentage of average daily net assets, may be up to 0.25%.

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

Portfolio holdings information for the Fund can be obtained on the Internet at the following address: http://www.seic.com/holdings_home.asp (the Portfolio Holdings Website).

Sixty calendar days after the end of each quarter, a list of all portfolio holdings in the Fund as of the end of such quarter shall be made available on the Portfolio Holdings Website. Beginning on the day after any portfolio holdings information is posted on the Portfolio Holdings Website, such information will be delivered directly to any person that requests it, through electronic or other means. The portfolio holdings information placed on the Portfolio Holdings Website with respect to the Fund shall remain there until the sixtieth calendar day following the twelfth month after the date to which the data relates, at which time it will be permanently removed from the site.

Additional information regarding the Fund’s policies and procedures on the disclosure of portfolio holdings information is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Fund distributes its investment income quarterly. The Fund distributes its investment income as a dividend to shareholders. The Fund makes distributions of capital gains, if any, at least annually.

You will receive dividends and distributions in the form of cash unless otherwise stated.

Taxes

Please consult your tax advisor regarding your specific questions about federal, state and local income taxes. Below the Fund has summarized some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

At least annually, the Fund will distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive from the Fund may be subject to federal, state and local taxation, depending upon your tax situation. If so, they are taxable whether or not you reinvest them. Income distributions, including net short-term capital gains, are generally taxable at ordinary income tax rates except to the extent they are designated as qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (lower rates apply to individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income and certain holding period requirements and other requirements are satisfied by you and by the Fund. Distributions that the Fund receives from an ETF taxable as a regulated investment company or a REIT will be treated as qualified dividend income only to the extent so designated by such ETF or REIT. Qualified dividend income may include dividend income from certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). It is expected that distributions from the Fund will primarily consist of ordinary income and that distributions from the Fund will not be eligible for the lower tax rates applicable to qualified dividend income. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains regardless of how long you have held your Fund shares. Long-term capital gains are currently taxable at the maximum rate of 15%. Absent further legislation, the maximum 15% rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2012.

Each sale of Fund shares may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different SEI Institutional Managed Trust fund is the same as a sale. Currently, any capital gain or loss realized upon a sale or exchange of Fund shares is generally treated as long-term capital gain or loss if the shares have been held for more than one year. Capital gain or loss realized upon a sale or exchange of Fund shares held for one year or less is generally treated as short-term capital gain or loss, except that any capital loss on the sale of Fund shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Fund shares.

The Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund’s ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed to you by the Fund.

Recent legislation effective beginning in 2013 provides that U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) will be subject to a new 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of the Fund).

If you have a tax-advantaged retirement account, you will generally not be subject to federal taxation on income and capital gain distributions until you begin receiving your distributions from your retirement account. You should consult your tax advisor regarding the rules governing your own retirement plan.

The Fund’s SAI contains more information about taxes.

FINANCIAL HIGHLIGHTS

The table that follows presents performance information about Class A Shares of the Fund. This information is intended to help you understand the Fund’s financial performance for the past five years, or, if shorter, the period of the Fund’s operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions.

This information has been derived from the Fund’s financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm. Its report, along with the Fund’s financial statements, appears in the annual report. You can obtain the annual report, which contains more performance information, at no charge by calling 1-800-DIAL-SEI.

FOR THE YEARS OR PERIOD ENDED SEPTEMBER 30, (UNLESS OTHERWISE INDICATED) FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Securities(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends, Distributions and Return of Capital	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate†
Multi-Strategy Alternative Fund
CLASS A
2012	$ XX	$ XX	$ XX	$ XX	$ XX	$ XX	$ XX	$ XX	XX %	$ XX	XX	%	XX	%	XX	%	XX	%	XX	%
2011	9.93	0.20	(0.41)	(0.21)	(0.15)	—	(0.15)	9.57	(2.16)	292,006	0.50		0.50		2.13		1.76		25
2010(2)	10.00	(0.02)	(0.05)	(0.07)	—	—	—	9.93	(0.70)	191,055	0.50		0.50		2.19		(0.42)		49

† Returns and turnover rates are for the period indicated and have not been annualized.

* Amount represents less than $0.01.

(1) Per share net investment income and net realized and unrealized gains/(losses) calculated using average shares.

(2) Commenced operations on March 31, 2010. All ratios for the period have been annualized.

Amounts designated as “—” are zero or have been rounded to zero.

SEI INSTITUTIONAL MANAGED TRUST

Investment Adviser

SEI Investments Management Corporation
One Freedom Valley Drive
Oaks, PA 19456

Distributor

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, PA 19456

Legal Counsel

Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, PA 19103-2921

More information about the Fund is available without charge through the following:

Statement of Additional Information (SAI)

The SAI dated January 31, 2013 includes more detailed information about SEI Institutional Managed Trust. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports

These reports list the Fund’s holdings and contain information from the Fund’s managers about strategies and market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

By Telephone:	Call 1-800-DIAL-SEI

By Mail:	Write to the Fund at: One Freedom Valley Drive Oaks, PA 19456

By Internet:

The Fund makes available its SAI and annual and semi-annual reports, free of charge, on or through the Fund’s Website at www.seic.com/funds. You can also obtain the SAI, Annual or Semi-Annual Report upon request by telephone or mail.

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about SEI Institutional Managed Trust, from the EDGAR Database on the SEC’s website (“http://www.sec.gov”). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference

Room, call 1-202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-1520. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

SEI Institutional Managed Trust’s Investment Company Act registration number is 811-04878.

SEI-F-XXX (1/13)

STATEMENT OF ADDITIONAL INFORMATION

SEI INSTITUTIONAL MANAGED TRUST

Multi-Strategy Alternative Fund

Ticker Symbol: Class A—SMSAX

This Statement of Additional Information is not a prospectus. It is intended to provide additional information regarding the activities and operations of SEI Institutional Managed Trust (the “Trust”) and should be read in conjunction with the Trust’s Class A Shares prospectus (the “Prospectus”), dated January 31, 2013. The Prospectus may be obtained upon request and without charge by writing the Trust’s distributor, SEI Investments Distribution Co., at One Freedom Valley Drive, Oaks, Pennsylvania 19456, or by calling 1-800-342-5734.

The Trust’s financial statement for the fiscal year ended September 30, 2012, including notes thereto and the report of the Independent Registered Public Accounting Firm thereon, are incorporated herein by reference from the Trust’s 2012 Annual Report. A copy of the 2012 Annual Report must accompany the delivery of this Statement of Additional Information.

Administrator:

SEI Investments Global Funds Services

Distributor:

SEI Investments Distribution Co.

Adviser:

SEI Investments Management Corporation

Sub-Adviser:

Turner Investments, L.P.

January 31, 2013

SEI-F-XXX (1/13)

TABLE OF CONTENTS

THE TRUST	S-1

INVESTMENT OBJECTIVES AND POLICIES	S-1

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS	S-2

Alternative Strategies	S-2

American Depositary Receipts	S-4

Asset-Backed Securities	S-5

Commercial Paper	S-6

Commodity Investments	S-6

Construction Loans	S-7

Credit-Linked Notes	S-7

Demand Instruments	S-8

Distressed Securities	S-8

Equity-Linked Warrants	S-8

Equity Securities	S-8

Eurobonds	S-10

Exchange Traded Notes	S-10

Fixed Income Securities	S-10

Foreign Securities	S-13

Forward Foreign Currency Contracts	S-13

Futures and Options on Futures	S-16

GNMA Securities	S-18

High Yield Foreign Sovereign Debt Securities	S-18

Illiquid Securities	S-19

Insurance Funding Agreements	S-19

Interfund Lending and Borrowing Arrangements	S-19

Investment Companies	S-19

Loan Participations and Assignments	S-21

Money Market Securities	S-21

Mortgage-Backed Securities	S-21

Mortgage Dollar Rolls	S-24

Municipal Securities	S-25

Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks	S-26

Obligations of Supranational Entities	S-26

Options	S-27

Pay-In-Kind Bonds	S-28

Privatizations	S-28

Put Transactions	S-28

Receipts	S-29

Real Estate Investment Trusts	S-29

Real Estate Operating Companies (“REOCs”)	S-30

Repurchase Agreements	S-30

Restricted Securities	S-30

Reverse Repurchase Agreements and Sale-Buybacks	S-31

Securities Lending	S-31

Short Sales	S-32

Sovereign Debt	S-33

Structured Securities	S-33

Swaps, Caps, Floors, Collars and Swaptions	S-33

U.S. Government Securities	S-35

Variable and Floating Rate Instruments	S-36

When-Issued and Delayed Delivery Securities	S-36

Yankee Obligations	S-37

Zero Coupon Securities	S-37

INVESTMENT LIMITATIONS	S-38

THE ADMINISTRATOR AND TRANSFER AGENT	S-41

THE ADVISER AND SUB-ADVISER	S-42

DISTRIBUTION AND SHAREHOLDER SERVICING	S-46

TRUSTEES AND OFFICERS OF THE TRUST	S-48

PROXY VOTING POLICIES AND PROCEDURES	S-57

PURCHASE AND REDEMPTION OF SHARES	S-58

TAXES	S-59

PORTFOLIO TRANSACTIONS	S-66

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION	S-68

DESCRIPTION OF SHARES	S-69

LIMITATION OF TRUSTEES’ LIABILITY	S-70

CODES OF ETHICS	S-70

VOTING	S-70

SHAREHOLDER LIABILITY	S-70

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	S-71

CUSTODIANS	S-71

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	S-71

LEGAL COUNSEL	S-71

DESCRIPTION OF RATINGS	A-1

January 31, 2013

THE TRUST

SEI Institutional Managed Trust (the “Trust”) is an open-end management investment company that offers shares of diversified and non-diversified portfolios. The Trust was established as a Massachusetts business trust pursuant to a Declaration of Trust dated October 17, 1986. The Declaration of Trust permits the Trust to offer separate series (“portfolios”) of units of beneficial interest (“shares”) and separate classes of shares of such portfolios. Shareholders may purchase shares in certain portfolios through separate classes. Class A, Class E, Class I and Class Y shares may be offered, which may provide for variations in transfer agent fees, shareholder servicing fees, administrative servicing fees, dividends and certain voting rights. Except for differences among the classes pertaining to shareholder servicing, administrative servicing, voting rights, dividends and transfer agent expenses, each share of each portfolio represents an equal proportionate interest in that portfolio with each other share of that portfolio.

This Statement of Additional Information (“SAI”) relates to the following portfolios: Multi-Strategy Alternative Fund (the “Fund”).

The investment adviser, SEI Investments Management Corporation (“SIMC” or the “Adviser”) and investment sub-adviser, Turner Investments, L.P. (the “Sub-Adviser” or “Turner”), to the Fund are referred to collectively as the “advisers.”

INVESTMENT OBJECTIVES AND POLICIES

MULTI-STRATEGY ALTERNATIVE FUND—The investment objective of the Fund is to allocate its assets among a variety of investment strategies to seek to generate an absolute return with reduced correlation to the stock and bond markets. There can be no assurance that the Fund will achieve its investment objective.

The Fund employs a strategy intended to generate an absolute (i.e., positive) return in various market cycles with reduced correlation to the stock and bond markets. The Fund allocates its assets among a variety of investment strategies through the use of: (i) affiliated and unaffiliated funds, including open-end funds, closed-end funds and ETFs (“underlying funds”); and/or (ii) one or more investment Sub-Advisers. In addition, SIMC may directly manage a portion of the Fund’s portfolio. The underlying funds or Sub-Advisers that are employed may apply any of a variety of investment strategies, which may include: (i) directional or tactical strategies, such as long/short equity, long/short credit and global tactical asset allocation; (ii) event driven strategies, such as distressed securities, special situations and merger arbitrage; and (iii) arbitrage strategies, such as fixed income or interest rate arbitrage, convertible arbitrage, pairs trading and equity market neutral.

The Fund will allocate its assets among underlying funds and/or Sub-Adviser based on SIMC’s analysis of the investment strategy, historical performance and the potential for each strategy to perform independently of each other. By allocating its assets in this manner, the Fund will seek to reduce risk, lower volatility and achieve positive returns in various market cycles. Allocation of assets to any one underlying fund, Sub-Adviser or strategy will vary based on market conditions. By investing in an underlying fund, the Fund becomes a shareholder of that underlying fund.

Underlying funds and the Sub-Adviser may invest in a broad range of asset classes, securities and other investments to achieve their designated investment strategies, which may include U.S., foreign and emerging markets securities, equity securities of all types and capitalization ranges, investment and non-investment grade fixed income securities of any duration or maturity issued by corporations or governments, commodities, currencies, warrants, depositary receipts, exchange traded notes and derivative instruments, principally equity options, futures contracts, options on futures contracts and swap agreements. In addition, the Fund may invest in cash, money market instruments and other short-term obligations to achieve its investment goal.

Although the Fund’s performance is benchmarked against the return of the BofA Merrill Lynch 3-Month U.S. Treasury Bills Index, an investment in the Fund is substantially different from an investment in U.S. Treasury bills. Among other things, Treasury bills are backed by the full faith and credit of the U.S. Government and have a fixed rate of return. Investors in Treasury bills do not risk losing their investment, whereas loss of money is a risk of investing in the Fund. Further, an investment in the Fund is expected to be substantially more volatile than an investment in Treasury bills because of the breadth and types of securities and other instruments in which the Fund may invest.

The Fund currently allocates assets to one Sub-Adviser pursuant to SIMC’s “manager-of-managers” model, and such Sub-Adviser manages a portion of the Fund’s portfolio under the general supervision of SIMC.

The Fund is intended to be only one component of an investor’s broader investment program and is not designed to be a complete investment program. Investors who seek to add an alternative component to their overall investment program may wish to allocate a portion of their investment to the Fund.

The Fund is operated as a “fund-of-funds” and as such, invests in the underlying funds. The Fund relies on Section 12(d)(1)(F) of the Investment Company Act of 1940 (the “1940 Act”) in purchasing shares of underlying funds that are not affiliated with the Fund or Trust. Under Section 12(d)(1)(F), the Fund and all of its affiliated persons may purchase up to 3% of an unaffiliated underlying fund’s total outstanding stock. In addition to this 3% purchase limitation, the Fund must vote shares of an unaffiliated underlying fund in the same proportion as the vote of all other holders of such securities. If one or more underlying funds generates more non-qualifying income for purposes of the “90% Test” (as defined in the “Taxes” section of this SAI) than the Fund’s portfolio management expects it could cause the Fund to inadvertently fail the 90% Test, thereby causing the Fund to inadvertently fail to qualify as a regulated investment company under the Code (as defined below).

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS

The following are descriptions of the permitted investments and investment practices discussed in the Fund’s “Investment Objectives and Policies” section and the associated risk factors. References to “Fund,” where applicable, also refer to the underlying funds in which the Multi-Strategy Alternative Fund may invest. The Fund may purchase any of these instruments and/or engage in any of these investment practices if, in the opinion of the advisers, such investments or investment practices will be advantageous to the Fund. The Fund is free to reduce or eliminate its activity in any of these areas. SIMC or a Sub-Adviser, as applicable, may invest in any of the following instruments or engage in any of the following investment practices unless such investment or activity is inconsistent with or is not permitted by the Fund’s stated investment policies, including those stated below. There is no assurance that any of these strategies or any other strategies and methods of investment available to the Fund will result in the achievement of the Fund’s investment objective.

ALTERNATIVE STRATEGIES—The Fund employs a diversified investment approach using various strategies simultaneously to realize short- and long-term gains. Such strategies are primarily designed to reduce fluctuations in the value of traditional assets and are distinguishable from traditional strategies (i.e., strategies generally investing in long only equity, fixed-income securities or money market instruments) employed by mutual funds. The following alternative strategies can be implemented by the Fund.

Directional (Tactical) Strategies. Directional trading strategies are based upon speculating on the direction of market prices of currencies, commodities, equities and bonds in the futures and cash markets. An underlying fund or the Sub-Adviser may rely on model-based systems to generate buy and sell signals. Others use a more subjective approach, ultimately using their own discretionary judgment in implementing trades. Strategies include long/short equity, long/short credit and global tactical asset allocation.

Long/Short Equity Strategy invests in securities believed to be undervalued or offer high growth opportunities while also attempting to take advantage of an anticipated decline in the price of an overvalued company or index by using short sales or options on common stocks or indexes. An underlying fund or the Sub-Adviser may also use leverage and derivatives, including options, financial futures and options on futures. The underlying fund or the Sub-Adviser seeks returns from strong security selection on both the long and short sides. These long and short positions may be completely unrelated. The primary risk in this strategy is that the underlying fund or the Sub-Adviser may exhibit poor security selection, losing money on both the long and short sides.

Long/Short Credit Strategy focuses on short positions by utilizing credit default swaps to anticipate the decline in the price of an overvalued security or by utilizing treasury futures to hedge interest-rate risk. Strategies may also involve leverage and hedging through the use of ETFs (as defined below) or various derivatives, such as futures contracts, credit default swaps or total return swaps or committed term reverse repurchase facilities or other financings in order to enhance total return. The Fund may use certain derivatives to obtain greater leverage than would otherwise be achievable.

Global Tactical Asset Allocation is an investment strategy that attempts to exploit short-term market inefficiencies by taking positions in various markets with a view to profit from relative movements across those markets. The strategy focuses on general movements in the markets rather than on performance of individual securities. Generally, the strategy implements long and short positions in highly liquid futures and forward contracts across an investment universe of equity indices, fixed income and currencies.

Event-Driven Strategies. Event-driven strategies seek to exploit pricing inefficiencies that may occur before or after a corporate event, such as a bankruptcy, merger, acquisition or spinoff. An underlying fund or the Sub-Adviser will analyze the potential event and determine the likelihood of the event actually occurring and purchase the stock of the target company with a view of selling it after its price has risen in connection with that event. Many corporate events, however, do not occur as planned. If an underlying fund or the Sub-Adviser fails to accurately assess whether a corporate event will actually occur, it can ultimately reduce the price of a company’s stock and cause the Fund to lose its investment.

Arbitrage Strategies. Arbitrage strategies focus on relative pricing discrepancies between instruments including equities, debt, futures contracts and options. An underlying fund or the Sub-Adviser may employ mathematical, technical or fundamental analysis to determine misvalued investments. Investments may be mispriced relative to an underlying security, related securities, groups of securities or the overall market. Positions are frequently hedged to isolate the discrepancy and to minimize market risk. Investments may represent either short-term trading opportunities or longer-term fundamental judgment on the relative performance of a security.

Fixed income or interest rate arbitrage aims to profit from price anomalies between related interest rate securities. This strategy includes interest rate swap arbitrage, U.S. and non-U.S. government bond arbitrage, forward yield curve arbitrage and mortgage backed securities arbitrage, offsetting long and short positions in financial instruments likely to be affected by changes in interest rates.

Convertible arbitrage involves buying convertible bonds (bonds that are convertible into common stock) or shares of convertible preferred stock (stock that is convertible into common stock) that they believe are undervalued. In addition to taking “long” positions (i.e., owning the security) in convertible bonds or convertible preferred stock, an underlying fund or the Sub-Adviser may take “short” positions (i.e., borrowing and later selling the security) in the underlying common stock into which the convertible securities are exchangeable in order to hedge against market risk. The strategy is intended to capitalize on relative pricing inefficiencies between the related securities. This strategy may be employed with a directional bias (the underlying fund or the Sub-Adviser anticipates the direction of the market) or on a market neutral basis (the direction of the market does not have a significant impact on returns). The source of return from this strategy arises from the fact that convertible bonds may be undervalued relative to other securities due to the complexity of investing in these securities. The primary risk associated with this strategy is that, in the event of an issuer bankruptcy, the short position may not fully cover the loss on the convertible security. Convertible bond hedging strategies may also be adversely affected by changes in the level of interest rates, downgrades in credit ratings, credit spread fluctuations, defaults and lack of liquidity.

Pairs trading combines a long position in a particular security with a short position in a similar security in the same or related industry or sector. An underlying fund or the Sub-Adviser identifies a pair of securities that are correlated (i.e., the price of one security moves in the same direction of the price of the other security) and looks for divergence of correlation between shares of a pair. When a divergence is noticed, the underlying fund or the Sub-Adviser takes the opposite position for securities in a pair. For stocks, currencies and futures, the underlying fund or the Sub-Adviser would take long position for the under performing security and short position for the over-performing security. For options, the underlying fund or the Sub-Adviser would write put option for underperforming stock and call option for outperforming stock. A profit can be realized when the divergence is corrected and the securities are brought to original correlation by market forces. Although the strategy does not have much downside risk, there is a scarcity of opportunities.

Equity value neutral seeks to buy an undervalued stock and, essentially simultaneously, short a similar overvalued stock against it, thereby taking advantage of pricing differences between the related equity securities. The strategy is designed to neutralize sector risks and will generally seek to have low correlation to major market indices. The strategy is based on the relative difference between such companies, not whether the companies are overvalued or undervalued in absolute terms. The primary risk inherent in the strategy is that weaker companies may gain value or stronger companies may lose value relative to their peers, and it is possible to lose money on both the long position and the short position.

AMERICAN DEPOSITARY RECEIPTS—American Depositary Receipts (“ADRs”), as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”), Continental Depositary Receipts (“CDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. The Fund may invest in ADRs. Depositary receipts may be sponsored or unsponsored. These certificates are issued by depositary banks and generally trade on an established market in the U.S. or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depositary bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Investments in the securities of foreign issuers may subject the Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the U.S.

Although the two types of depositary receipt facilities (unsponsored and sponsored) are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipt holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request.

ASSET-BACKED SECURITIES—Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases, home equity loans and credit card receivables. Other asset-backed securities may be created in the future. The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Asset-backed securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing debt obligations. Asset-backed securities may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the paydown characteristics of the underlying financial assets which are passed through to the security holder.

Asset-backed securities are not issued or guaranteed by the U.S. Government, its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and, for a certain period, by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities.

Collateralized Debt Obligations. Collateralized debt obligations (“CDOs”) are securitized interests in pools of non-mortgage assets. Such assets usually comprise loans or debt instruments. A CDO may be called a collateralized loan obligation (CLO) if it holds only loans. Multiple levels of securities are issued by the CDO, offering various maturity and credit risk characteristics which are characterized according to their degree of credit risk. Purchasers in CDOs are credited with their portion of the scheduled payments of interest and principal on the underlying assets plus all unscheduled prepayments of principal based on a predetermined priority schedule. Accordingly, the CDOs in the longer maturity series are less likely than other asset pass-throughs to be prepaid prior to their stated maturity.

Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holder. There may be a limited secondary market for such securities.

In addition to the general risks associated with debt securities discussed in this SAI and the Prospectus, asset-backed securities carry additional risks including, but not limited to, the possibilities that (i) the pace of payments on underlying assets may be faster or slower than anticipated or payments may be in default; (ii) the creditworthiness of the credit support provider may deteriorate; and (iii) such securities may become less liquid or harder to value as a result of market conditions or other circumstances.

For the purposes of the Fund’s concentration policies, asset-based securities will be classified according to the underlying assets securing such securities.

COMMERCIAL PAPER—Commercial paper is the term used to designate unsecured, short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few days up to 270 days.

COMMODITY INVESTMENTS—The Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in commodity investments, which are designed to provide this exposure without direct investment in physical commodities or commodities futures contracts. Real assets are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments. The Sub-Adviser seeks to provide exposure to various commodities and commodity sectors. The value of commodity-linked derivative securities may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. The prices of commodity-linked derivative securities may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity investments have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits.

CONSTRUCTION LOANS—In general, construction loans are mortgages on multifamily homes that are insured by the Federal Housing Administration (“FHA”) under various federal programs of the National Housing Act of 1934 and its amendments. The Fund may invest in construction loans. Several FHA programs have evolved to ensure the construction financing and permanent mortgage financing on multifamily residences, nursing homes, elderly residential facilities, and health care units. Project loans typically trade in two forms: either as FHA-insured or Government National Mortgage Association (“GNMA”) insured pass-through securities. In this case, a qualified issuer issues the pass-through securities while holding the underlying mortgage loans as collateral. Regardless of form, all projects are government-guaranteed by the U.S. Department of Housing and Urban Development (“HUD”) through the FHA insurance fund. The credit backing of all FHA and GNMA projects derives from the FHA insurance fund, so projects issued in either form enjoy the full faith and credit backing of the U.S. Government.

Most project pools consist of one large mortgage loan rather than numerous smaller mortgages, as is typically the case with agency single-family mortgage securities. As such, prepayments on projects are driven by the incentives most mortgagors have to refinance, and are very project-specific in nature. However, to qualify for certain government programs, many project securities contain specific prepayment restrictions and penalties.

Under multifamily insurance programs, the government insures the construction financing of projects as well as the permanent mortgage financing on the completed structures. This is unlike the single-family mortgage market, in which the government only insures mortgages on completed homes. Investors purchase new projects by committing to fund construction costs on a monthly basis until the project is built. Upon project completion, an investor’s construction loan commitments are converted into a proportionate share of the final permanent project mortgage loan. The construction financing portion of a project trades in the secondary market as an insured Construction Loan Certificate (“CLC”). When the project is completed, the investor exchanges all the monthly CLCs for an insured Permanent Loan Certificate (“PLC”). The PLC is an insured pass-through security backed by the final mortgage on the completed property. As such, PLCs typically have a thirty-five to forty year maturity, depending on the type of final project. There are vastly more PLCs than CLCs in the market, owing to the long economic lives of the project structures. While neither CLCs or PLCs are as liquid as agency single-family mortgage securities, both are traded on the secondary market and would generally not be considered illiquid. The benefit to owning these securities is a relatively high yield combined with significant prepayment protection, which generally makes these types of securities more attractive when prepayments are expected to be high in the mortgage market. CLCs typically offer a higher yield due to the fact that they are somewhat more administratively burdensome to account for.

CREDIT-LINKED NOTES—Credit-linked securities typically are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps or interest rate swaps, to obtain exposure to certain fixed-income markets or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, an investment in credit-linked notes represents the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to certain derivative instruments entered into by the issuer of the credit-linked note. For example, the issuer may sell one or more credit default swaps entitling the issuer to receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs then the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. An investor holding a credit-linked note generally receives a fixed or floating coupon and the note’s par value upon maturity, unless the referred credit defaults or declares bankruptcy, in which case the investor receives the amount recovered. In effect, investors holding credit-linked notes receive a higher yield in exchange for assuming the risk of a specified credit event.

DEMAND INSTRUMENTS—Certain instruments may entail a demand feature which permits the holder to demand payment of the principal amount of the instrument. Demand instruments may include variable amount master demand notes. Demand instruments with demand notice periods exceeding seven days are considered to be illiquid securities. Additional information about illiquid securities is provided under “Illiquid Securities.”

DISTRESSED SECURITIES—Distressed securities are securities of issuers that are in transition, out of favor, financially leveraged or troubled, or potentially troubled, and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization or liquidation. Distressed securities are considered risky investments although they also may offer the potential for correspondingly high returns. Such companies’ securities may be considered speculative, and the ability of such companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within such companies.

EQUITY-LINKED WARRANTS—Equity-linked warrants provide a way for investors to access markets where entry is difficult and time consuming due to regulation. Typically, a broker issues warrants to an investor and then purchases shares in the local market and issues a call warrant hedged on the underlying holding. If the investor exercises his call and closes his position, the shares are sold and the warrant is redeemed with the proceeds. The Fund may invest in equity-linked warrants.

Each warrant represents one share of the underlying stock. Therefore, the price, performance and liquidity of the warrant are all directly linked to the underlying stock. The warrants can be redeemed for 100% of the value of the underlying stock (less transaction costs). Being American style warrants, they can be exercised at any time. The warrants are U.S. dollar-denominated and priced daily on several international stock exchanges.

There are risks associated with equity-linked warrants. The investor will bear the full counterparty risk to the issuing broker (but an adviser selects to mitigate this risk by only purchasing from issuers with high credit ratings). They also have a longer settlement period because they go through the same registration process as the underlying shares (about three weeks) and during this time the shares cannot be sold. There is currently no active trading market for equity-linked warrants. Certain issuers of such warrants may be deemed to be “investment companies” as defined in the 1940 Act. As a result, the Fund’s investment in such warrants may be limited by certain investment restrictions contained in the 1940 Act.

EQUITY SECURITIES—Equity securities represent ownership interests in a company and include common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. The Fund may invest in equity securities. Investments in equity securities in general are subject to market risks, which may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate. The Fund purchases and sells equity securities in various ways, including securities listed on recognized foreign exchanges, traded in the U.S. on registered exchanges or in the over-the-counter market. Equity securities are described in more detail below:

Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. The Fund may purchase preferred stock of all ratings, as well as unrated stock.

Warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities. The Fund may purchase convertible securities of all ratings, as well as unrated securities, if it invests in convertible securities.

Small and Medium Capitalization Issuers. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies typically have lower trading volumes and consequently are often less liquid. They may also have less market stability and may be subject to more severe, abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

EUROBONDS—A Eurobond is a fixed income security denominated in U.S. dollars or another currency and sold to investors outside of the country whose currency is used. Eurobonds may be issued by government or corporate issuers and are typically underwritten by banks and brokerage firms from numerous countries. While Eurobonds typically pay principal and interest in Eurodollars or U.S. dollars held in banks outside of the United States, they may pay principal and interest in other currencies.

EXCHANGE TRADED NOTES—Exchange traded notes (“ETNs”) generally are senior, unsecured, unsubordinated debt securities issued by a sponsor. They are designed to provide investors a different way to gain exposure to the returns of market benchmarks, particularly those in the natural resource and commodity markets. An ETN’s returns are based on the performance of a market index minus fees and expenses. ETNs are not equity investments or investment companies, but they do share some characteristics with those investment vehicles. As with equities, ETNs can be shorted, and as with ETFs and index funds, they are designed to track the total return performance of a benchmark index. Like ETFs, ETNs are traded on an exchange and can be bought and sold on the listed exchange. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the market index to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments and principal is not protected. The market value of an ETN is determined by supply and demand, the current performance of the market index to which the ETN is linked, and the credit rating of the ETN issuer.

The market value of ETN shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities/commodities/instruments underlying the index that the ETN seeks to track. The value of an ETN may also change due to a change in the issuer’s credit rating. As a result, there may be times when an ETN share trades at a premium or discount to its net asset value. Certain ETNs may not produce qualifying income for purposes of the “90% Test” (as defined in the “Taxes” section of this SAI), which must be met in order for the Fund to maintain its status as a regulated investment company under the Code. The Fund intends to monitor such investments to ensure that any non-qualifying income does not exceed permissible limits, but it may not be able to accurately predict the non-qualifying income from these investments (see more information in the “Taxes” section of this SAI).

FIXED INCOME SECURITIES—Fixed income securities consist primarily of debt obligations issued by governments, corporations, municipalities and other borrowers but may also include structured securities that provide for participation interests in debt obligations. The Fund may invest in fixed income securities. The market value of the fixed income securities in which the Fund invests will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities, but will affect the Fund’s net asset value.

Securities held by the Fund that are guaranteed by the U.S. Government, its agencies or instrumentalities guarantee only the payment of principal and interest, and do not guarantee the securities’ yield or value or the yield or value of the Fund’s shares.

There is a risk that the current interest rate on floating and variable rate instruments may not accurately reflect existing market interest rates.

Additional information regarding fixed income securities is described below:

Duration. Duration is a measure of the expected change in value of a fixed income security for a given change in interest rates. For example, if interest rates changed by one percent, the value of a security having an effective duration of two years generally would vary by two percent. Duration takes the length of the time intervals between the present time and time that the interest and principal payments are scheduled, or in the case of a callable bond, expected to be received, and weighs them by the present values of the cash to be received at each future point in time.

Investment Grade Fixed Income Securities. Fixed income securities are considered investment grade if they are rated in one of the four highest rating categories by an NRSRO, or, if not rated, are determined to be of comparable quality by the Fund’s adviser. See “Description of Ratings” for a description of the bond rating categories of several NRSROs. Ratings of each NRSRO represent its opinion of the safety of principal and interest payments (and not the market risk) of bonds and other fixed income securities it undertakes to rate at the time of issuance. Ratings are not absolute standards of quality and may not reflect changes in an issuer’s creditworthiness. Fixed income securities rated BBB- or Baa3 lack outstanding investment characteristics, and have speculative characteristics as well. Securities rated Baa3 by Moody’s or BBB- by S&P or higher are considered by those rating agencies to be “investment grade” securities, although Moody’s considers securities rated in the Baa category to have speculative characteristics. While issuers of bonds rated BBB by S&P are considered to have adequate capacity to meet their financial commitments, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal for debt in this category than debt in higher rated categories. In the event a security owned by the Fund is downgraded below investment grade, an adviser will review the situation and take appropriate action with regard to the security, including the actions discussed below.

Lower Rated Securities. Lower-rated bonds or non-investment grade bonds are commonly referred to as “junk bonds” or high-yield/high-risk securities. Lower rated securities are defined as securities rated below the fourth highest rating category by an NRSRO. Such obligations are speculative and may be in default.

Fixed income securities are subject to the risk of an issuer’s ability to meet principal and interest payments on the obligation (credit risk), and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. Yields and market values of high yield securities will fluctuate over time, reflecting not only changing interest rates but the market’s perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term investing.

Adverse economic developments can disrupt the market for high yield securities, and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity, which may lead to a higher incidence of default on such securities. In addition, the secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities. As a result, an adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were highly liquid. Furthermore, the Fund may experience difficulty in valuing certain securities at certain times. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund’s net asset value. Prices for high yield securities may also be affected by legislative and regulatory developments.

Lower rated or unrated fixed income obligations also present risks based on payment expectations. If an issuer calls the obligations for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund’s investment portfolio and increasing the exposure of the Fund to the risks of high yield securities.

Sensitivity to Interest Rate and Economic Changes. Lower rated bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, the Fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of high-yield, high-risk bonds and the Fund’s net asset value.

Payment Expectations. High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond’s value may decrease in a rising interest rate market, as will the value of the Fund’s assets. If the Fund experiences significant unexpected net redemptions, this may force it to sell high-yield, high-risk bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Fund’s rate of return.

Liquidity and Valuation. There may be little trading in the secondary market for particular bonds, which may adversely affect the Fund’s ability to value accurately or dispose of such bonds. Adverse publicity and investor perception, whether or not based on fundamental analysis, may decrease the value and liquidity of high-yield, high-risk bonds, especially in a thin market.

Taxes. The Fund may purchase debt securities (such as zero coupon or pay-in-kind securities) that contain original issue discount. Original issue discount that accretes in a taxable year is treated as earned by the Fund and therefore is subject to the distribution requirements applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Because the original issue discount earned by the Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders.

FOREIGN SECURITIES—Foreign securities are securities issued by non-U.S. issuers. Investments in foreign securities may subject the Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in the exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the U.S. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

The value of the Fund’s investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange or currency control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. Such investments may also entail higher custodial fees and sales commissions than domestic investments.

The Fund’s investments in emerging markets can be considered speculative, and therefore may offer higher potential for gains and losses than investments in developed markets of the world. With respect to an emerging country, there may be a greater potential for nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or investments in such countries. The economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange or currency controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

In addition to the risks of investing in emerging market country debt securities, the Fund’s investment in government or government-related securities of emerging market countries and restructured debt instruments in emerging markets are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt, and requests to extend additional loan amounts. The Fund may have limited recourse in the event of default on such debt instruments.

FORWARD FOREIGN CURRENCY CONTRACTS—A forward foreign currency contract involves a negotiated obligation to purchase or sell a specific currency at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

Forward contracts generally may not be liquidated prior to the stated maturity date, although the parties to a contract may agree to enter into a second offsetting transaction with the same maturity, thereby fixing each party’s profit or loss on the two transactions. Nevertheless, each position must still be maintained to maturity unless the parties separately agree on an earlier settlement date. As a result, a party to a forward contract must be prepared to perform its obligations under each such contract in full. Parties to a forward contract may also separately agree to extend the contract by “rolling” it over prior to the originally scheduled settlement date. The Fund may use forward contracts for cash equitization purposes, which allows the Fund to invest consistent with its benchmark while managing daily cash flows, including significant client inflows and outflows.

The Fund may use currency instruments as part of a hedging strategy, as described below:

Transaction Hedging. Transaction Hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. The Fund may enter into Transaction Hedging out of a desire to preserve the U.S. dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. The Fund may be able to protect itself against possible losses resulting from changes in the relationship between the U.S. dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of the foreign currency involved in the underlying security transactions.

Position Hedging. The Fund may sell a non-U.S. currency and purchase U.S. currency to reduce exposure to the non-U.S. currency (“Position Hedging”). The Fund may use Position Hedging when an adviser reasonably believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar. The Fund may enter into a forward foreign currency contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. The precise matching of the forward foreign currency contract amount and the value of the portfolio securities involved may not have a perfect correlation since the future value of the securities hedged will change as a consequence of the market between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain.

Cross Hedges. The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

Proxy Hedges. The Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund’s portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund’s portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund’s securities denominated in linked currencies.

In addition to the hedging transactions described above, the Fund may also engage in currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase their exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another.

Unless consistent with and permitted by its stated investment policies, the Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency other than with respect to proxy hedging, described above. If consistent with and permitted by its stated investment policies, the Fund may take long and short positions in foreign currencies in excess of the value of the Fund’s assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. The Fund may engage in currency transactions for hedging purposes, as well as to enhance the Fund’s returns.

The Fund may engage in non-deliverable forward transactions. A non-deliverable forward transaction is a transaction that represents an agreement between the Fund and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. The non-deliverable forward transaction position is closed using a fixing rate, as defined by the central bank in the country of the currency being traded, that is generally publicly stated within one or two days prior to the settlement date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, the Fund and the counterparty agree to net the settlement by making a payment in U.S. dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inception of the non-deliverable forward agreement and the actual exchange rate on the agreed upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction’s notional amount by the difference between the agreed upon forward exchange rate and the actual exchange rate when the transaction is completed.

The Fund may invest in options on foreign currencies and futures. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market, which may not always be available. An option on a currency provides the purchaser, or “holder,” with the right, but not the obligation, to purchase, in the case of a “call” option, or sell, in the case of a “put” option, a stated quantity of the underlying currency at a fixed exchange rate up to a stated expiration date (or, in the case of certain options, on such date). The holder generally pays a nonrefundable fee for the option, referred to as the “premium,” but cannot lose more than this amount, plus related transaction costs. Thus, where the Fund is a holder of option contracts, such losses will be limited in absolute amount. In contrast to a forward contract, an option imposes a binding obligation only on the seller, or “writer.” If the holder exercises the option, the writer is obligated to complete the transaction in the underlying currency. An option generally becomes worthless to the holder when it expires. In addition, in the context of an exchange-traded option, the writer is often required to deposit initial margin and may be required to increase the margin on deposit if the market moves against the writer’s position. Options on currencies may be purchased in the over-the-counter market between commercial entities dealing directly with each other as principals. In purchasing an over-the-counter currency option, the holder is subject to the risk of default by the writer and, for this reason, purchasers of options on currencies may require writers to post collateral or other forms of performance assurance.

The Fund may invest in foreign currency futures contracts. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally, which are described elsewhere in this SAI. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation, which may subject the Fund to additional risk.

The Fund may engage in currency transactions for hedging purposes, as well as to enhance the Fund’s returns.

Risks. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree in a direction that is not anticipated. Furthermore, there is risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. Suitable hedging transactions may not be available in all circumstances. Hedging transactions may also eliminate any chance for the Fund to benefit from favorable fluctuations in relevant foreign currencies. If the Fund enters into a currency hedging transaction, the Fund will “cover” its position as required by 1940 Act.

[The Fund takes active positions in currencies, which involve different techniques and risk analyses than the Fund’s purchase of securities. Active investment in currencies may subject the Fund to additional risks and the value of the Fund’s investments may fluctuate in response to broader macroeconomic risks than if the Fund invested only in fixed income securities.]

Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchase and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market, which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy. Although forward foreign currency contracts and currency futures tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

The Fund may take long and short positions in foreign currencies in excess of the value of the Fund’s assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. If the Fund enters into currency transactions when it does not own assets denominated in that currency, the Fund’s volatility may increase and losses on such transactions will not be offset by increases in the value of the Fund’s assets.

FUTURES AND OPTIONS ON FUTURES—Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

The Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges regulated by the U.S. Commodity Futures Trading Commission (“CFTC”). Consistent with CFTC regulations, the Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under the Commodity Exchange Act. The Fund may use futures contracts and related options for either hedging purposes or risk management purposes, as permitted by their stated investment policies. The Fund may use futures contracts and related options for either hedging purposes or risk management purposes as well as to enhance the Fund’s returns, as permitted by their respective stated investment policies. Instances in which the Fund may use futures contracts and related options for risk management purposes include: attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. The Fund may use futures for cash equitization purposes, which allows the Fund to invest consistent with its benchmark while managing daily cash flows, including significant client inflows and outflows.

When the Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to “cover” its position as required by the 1940 Act. The Fund may “cover” its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will earmark on the books of the Fund or place in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also “cover” its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. The Fund may “cover” its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

The Fund may “cover” its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will earmark on the books of the Fund or place in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. The Fund may also “cover” its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. The Fund may “cover” its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will earmark on the books of the Fund or place in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also “cover” its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant risks associated with the Fund’s use of futures contracts and options on futures, including the following: (i) the success of a hedging strategy may depend on an adviser’s ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (iii) there may not be a liquid secondary market for a futures contract or option; (iv) trading restrictions or limitations may be imposed by an exchange; and (v) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce the Fund’s exposure to price fluctuations, while others tend to increase its market exposure.

GNMA SECURITIES—The Fund may invest in securities issued by GNMA, a wholly owned U.S. Government corporation that guarantees the timely payment of principal and interest. However, any premiums paid to purchase these instruments are not subject to GNMA guarantees.

GNMA securities represent ownership in a pool of federally insured mortgage loans. GNMA certificates consist of underlying mortgages with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments, GNMA certificates have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year mortgage-backed bond. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular GNMA pool. The scheduled monthly interest and principal payments relating to mortgages in the pool will be “passed through” to investors. GNMA securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, the Fund will receive monthly scheduled payments of principal and interest. In addition, the Fund may receive unscheduled principal payments representing prepayments on the underlying mortgages. Any prepayments will be reinvested at the then-prevailing interest rate.

Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, GNMA certificates may be less effective than other types of securities as a means of “locking in” attractive long-term rates because of the prepayment feature. The market value and interest yield of these instruments can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. Due to this prepayment feature, GNMA certificates tend not to increase in value as much as most other debt securities when interest rates decline.

HIGH YIELD FOREIGN SOVEREIGN DEBT SECURITIES—Investing in fixed and floating rate high yield foreign sovereign debt securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. Countries such as those in which the Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate or trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors that may influence the ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government’s policy towards the International Monetary Fund, the World Bank and other international agencies. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds, which may further impair the obligor’s ability or willingness to timely service its debts.

ILLIQUID SECURITIES—Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. The Fund may invest in illiquid securities. If, subsequent to purchase, a security held by the Fund becomes illiquid, the Fund may continue to hold the security. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Trust’s Board. Despite such good faith efforts to determine fair value prices, the Fund’s illiquid securities are subject to the risk that the security’s fair value price may differ from the actual price that the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the advisers determine the liquidity of the Fund’s investments. In determining liquidity, SIMC or the Sub-Adviser, as applicable, may consider various factors, including: (i) the frequency and volume of trades and quotations; (ii) the number of dealers and prospective purchasers in the marketplace; (iii) dealer undertakings to make a market; and (iv) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security and the ability to assign or offset the rights and obligations of the security).

INSURANCE FUNDING AGREEMENTS—The Multi-Strategy Alternative Fund may enter into insurance funding agreements. An insurance funding agreement (“IFA”) is normally a general obligation of the issuing insurance company and not a separate account. The purchase price paid for an IFA becomes part of the general assets of the insurance company, and the obligation is repaid from the company’s general assets. Generally, IFAs are not assignable or transferable without the permission of the issuing insurance company, and an active secondary market in IFAs may not exist. Therefore, IFAs will be subject to the Fund’s limitation on investment in illiquid securities when the Fund may not demand payment of the principal amount within seven days and a reliable trading market is absent. Additional information about illiquid securities is provided under “Illiquid Securities.”

INTERFUND LENDING AND BORROWING ARRANGEMENTS—The Securities and Exchange Commission (“SEC”) has granted an exemption that permits the Fund to participate in an interfund lending program (the “Program”) with existing or future investment companies registered under the 1940 Act that are advised by SIMC (the “SEI Funds”). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes. Participation in the Program is voluntary for both borrowing and lending funds. Interfund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements (the “Repo Rate”) and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short-term borrowings (the “Bank Loan Rate”). The Bank Loan Rate will be determined using a formula approved by the SEI Funds’ Board of Trustees. The interest rate imposed on interfund loans is the average of the Repo Rate and the Bank Loan Rate.

All interfund loans and borrowings must comply with the conditions set forth in the exemption, which are designed to ensure fair and equitable treatment of all participating funds. The Fund’s participation in the Program must be consistent with its investment policies and limitations and is subject to certain percentage limitations. Upon implementation of the Program, SIMC administers the Program according to procedures approved by the SEI Funds’ Board of Trustees. In addition, the Program is subject to oversight and periodic review by the SEI Funds’ Board of Trustees.

INVESTMENT COMPANIES—Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, open-end investment companies and REITs, represent interests in professionally managed portfolios that may invest in various types of instruments. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market at a premium or discount to their net asset value.

Generally, the federal securities laws limit the extent to which the Fund can invest in securities of other investment companies, subject to certain exceptions. For example, the Fund is prohibited under Section 12(d)(1)(A) of the 1940 Act from acquiring the securities of another investment company if, as a result of such acquisition: (i) the Fund owns more than 3% of the total voting stock of the other company; (ii) securities issued by any one investment company represent more than 5% of the Fund’s total assets; or (iii) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund, subject to certain exceptions. Pursuant to Rule 12d1-1 under the 1940 Act, the Fund may invest in one or more affiliated or unaffiliated investment companies that comply with Rule 2a-7 under the 1940 Act (to the extent required by Rule 12d1-1), in excess of the limits of Section 12(d)(1)(A) of the 1940 Act.

The Fund invests in unaffiliated underlying funds in reliance on Section 12(d)(1)(F) of the 1940 Act. Section 12(d)(1)(F) provides in pertinent part that issuers of any security purchased by the Fund are not obligated to redeem such security in an amount exceeding 1% of such issuer’s total outstanding securities during any period of less than thirty days. As a result, shares of an unaffiliated underlying fund held by the Fund in excess of 1% of the unaffiliated underlying fund’s outstanding shares could in certain circumstances be considered illiquid if it is determined that the shares may not be sold in the ordinary course of business within seven days. The liquidity of such excess shares will be considered on a case-by-case basis by SIMC based on the following factors: (i) the Adviser’s knowledge of an unaffiliated underlying fund’s section 12(d)(1)(F) redemption practice upon discussion with the unaffiliated underlying fund’s investment adviser; (ii) the Fund’s past specific redemption experiences with an unaffiliated underlying fund; (iii) the Adviser’s evaluation of general market conditions that may affect securities held by an unaffiliated underlying fund; (iv) the Fund’s ability to accept a redemption in-kind of portfolio securities from an unaffiliated underlying fund; (v) significant developments involving an unaffiliated underlying fund; and (vi) any other information the Adviser deems relevant.

The Fund may invest in other investment companies, including those managed by an adviser, to the extent permitted by any rule or regulation of the SEC or any order or interpretation thereunder.

Exchange-Traded Funds. ETFs are investment companies that are registered under the 1940 Act as open-end funds or unit investment trusts. ETFs are actively traded on national securities exchanges and are generally based on specific domestic and foreign market indices. An “index-based ETF” seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Because ETFs are based on an underlying basket of stocks or an index, they are subject to the same market fluctuations as these types of securities in volatile market swings.

Certain ETFs may not produce qualifying income for purposes of the “90% Test” (as defined below under the heading “Taxes”), which must be met in order for the Fund to maintain its status as a regulated investment company under the Code. If one or more ETFs generate more non-qualifying income for purposes of the 90% Test than the advisers expect, it could cause the Fund to inadvertently fail the 90% Test, thereby causing the Fund to inadvertently fail to qualify as a regulated investment company under the Code.

LOAN PARTICIPATIONS AND ASSIGNMENTS—The Multi-Strategy Alternative Fund may purchase loan participations and assignments. Loan participations are interests in loans to corporations or governments which are administered by the lending bank or agent for a syndicate of lending banks, and sold by the lending bank, financial institution or syndicate member (“intermediary bank”). In a loan participation, the borrower will be deemed to be the issuer of the participation interest, except to the extent the Fund derives its rights from the intermediary bank. Because the intermediary bank does not guarantee a loan participation in any way, a loan participation is subject to the credit risks generally associated with the underlying borrower. In the event of the bankruptcy or insolvency of the borrower, a loan participation may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the intermediary bank. In addition, in the event the underlying borrower fails to pay principal and interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of such borrower. Under the terms of a loan participation, the Fund may be regarded as a creditor of the intermediary bank (rather than of the underlying borrower), so that the Fund may also be subject to the risk that the intermediary bank may become insolvent.

Loan assignments are investments in assignments of all or a portion of certain loans from third parties. When the Fund purchases assignments from lenders, it will acquire direct rights against the borrower on the loan. Since assignments are arranged through private negotiations between potential assignees and assignors, however, the rights and obligations acquired by the Fund may differ from, and be more limited than, those held by the assigning lender. Loan participations and assignments may be considered liquid, as determined by the advisers based on criteria approved by the Board.

MONEY MARKET SECURITIES—Money market securities include: (i) short-term U.S. Government securities; (ii) custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; (iii) commercial paper rated in the highest short-term rating category by an NRSRO, such as S&P or Moody’s, or determined by the Adviser or Sub-Adviser(s) to be of comparable quality at the time of purchase; (iv) short-term bank obligations (certificates of deposit, time deposits and bankers’ acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and (v) repurchase agreements involving such securities. For a description of ratings, see Appendix A to this SAI.

MORTGAGE-BACKED SECURITIES—Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional fifteen- and thirty-year fixed-rate mortgages, graduated payment mortgages, adjustable rate mortgages and floating mortgages.

Mortgage-backed securities are described in more detail below:

Government Pass-Through Securities. These are securities that are issued or guaranteed by a U.S. Government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are GNMA, Fannie Mae and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). GNMA, Fannie Mae and Freddie Mac each guarantee timely distributions of interest to certificate holders. GNMA and Fannie Mae also guarantee timely distributions of scheduled principal. In the past, Freddie Mac has only guaranteed the ultimate collection of principal of the underlying mortgage loan; however, Freddie Mac now issues mortgage-backed securities (“FHLMC Gold PC” securities), which also guarantee timely payment of monthly principal reductions. Government and private guarantees do not extend to the securities’ value, which is likely to vary inversely with fluctuations in interest rates.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-backed securities and among the securities that they issue. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. Therefore, mortgage-backed securities or certificates issued by GNMA, including GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”), are guaranteed as to the timely payment of principal and interest by GNMA and are backed by the full faith and credit of the U.S. Government. GNMA certificates are also supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Fannie Mae, on the other hand, is a government-sponsored organization owned by private stockholders. As a result of recent events (see below), the U.S. Treasury owns Fannie Mae’s senior preferred stock as well as a warrant to purchase 79.9% of Fannie Mae’s common stock. Still, mortgage-backed securities issued by Fannie Mae, which include Fannie Mae Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”), are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the U.S. Government. Fannie Maes are guaranteed as to timely payment of the principal and interest by Fannie Mae. Freddie Mac is a corporate instrumentality of the U.S. Government, created pursuant to an Act of Congress, and is owned entirely by private stockholders. Mortgage-backed securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). Freddie Macs are not backed by the full faith and credit of the U.S. Government and therefore are not guaranteed by the U.S. Government or by any Federal Home Loan Bank and do not constitute a debt or obligation of the U.S. Government or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) and the U.S. Treasury began a federal takeover of Fannie Mae and Freddie Mac, placing the two federal instrumentalities under conservatorship with the FHFA. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under these Senior Preferred Stock Purchase Agreements (“SPAs”), the U.S. Treasury has pledged to provide up to $100 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event that their liabilities exceed their assets. On May 6, 2009, the U.S. Treasury increased its maximum commitment to each instrumentality under the SPAs to $200 billion per instrumentality. On December 24, 2009, the U.S. Treasury further amended the SPAs to allow the cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in Fannie Mae’s and Freddie Mac’s net worth through the end of 2012. At the conclusion of 2012, the remaining U.S. Treasury commitment will then be fully available to be drawn per the terms of the SPAs. In December 2009, the U.S. Treasury also amended the SPAs to provide Fannie Mae and Freddie Mac with some additional flexibility to meet the requirement to reduce their mortgage portfolios.

The actions of the U.S. Treasury are intended to ensure that Fannie Mae and Freddie Mac maintain a positive net worth and meet their financial obligations preventing mandatory triggering of receivership. No assurance can be given that the U.S. Treasury initiatives will be successful.

The market value and interest yield of these mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments on the underlying loans, these securities have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular mortgage-backed security. The scheduled monthly interest and principal payments relating to mortgages in the pool will be “passed through” to investors.

Government mortgage-backed securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest. In addition, there may be unscheduled principal payments representing prepayments on the underlying mortgages. Although these securities may offer yields higher than those available from other types of U.S. Government securities, mortgage-backed securities may be less effective than other types of securities as a means of “locking in” attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of these securities likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a mortgage-backed security originally purchased at a premium to decline in price to its par value, which may result in a loss.

Private Pass-Through Securities. Private pass-through securities are mortgage-backed securities issued by a non-governmental entity, such as a trust. While they are generally structured with one or more types of credit enhancement, private pass-through securities generally lack a guarantee by an entity having the credit status of a governmental agency or instrumentality. The two principal types of private mortgage-backed securities are collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduits (“REMICs”).

Commercial Mortgage-Backed Securities (“CMBS”). CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of the remaining principal balance or “balloon” is due and is repaid through the attainment of an additional loan or sale of the property.

CMOs. CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers’ general funds and additionally secured by a first lien on a pool of single family detached properties). CMOs are rated in one of the two highest categories by S&P or Moody’s. Many CMOs are issued with a number of classes or series which have different expected maturities. Investors purchasing such CMOs are credited with their portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal based on a predetermined priority schedule. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. Government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

REMICs. REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by interests in real property. Guaranteed REMIC pass-through certificates (“REMIC Certificates”) issued by Fannie Mae or Freddie Mac represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, Freddie Mac or GNMA-guaranteed mortgage pass-through certificates. For Freddie Mac REMIC Certificates, Freddie Mac guarantees the timely payment of interest. GNMA REMIC Certificates are backed by the full faith and credit of the U.S. Government.

Parallel Pay Securities; Planned Amortization Class CMOs (“PAC Bonds”). Parallel pay CMOs and REMICS are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which must be retired by its stated maturity date or final distribution date, but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

Adjustable Rate Mortgage Securities (“ARMS”). ARMS are a form of pass-through security representing interests in pools of mortgage loans whose interest rates are adjusted from time to time. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. While the value of ARMS, like other debt securities, generally varies inversely with changes in market interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates), the value of ARMS should generally be more resistant to price swings than other debt securities because the interest rates of ARMS move with market interest rates. The adjustable rate feature of ARMS will not, however, eliminate fluctuations in the prices of ARMS, particularly during periods of extreme fluctuations in interest rates. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent that changes in prevailing interests rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are securities that are created when a U.S. Government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the “principal-only” security (“PO”) receives the principal payments made by the underlying mortgage-backed security, while the holder of the “interest-only” security (“IO”) receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

Pfandbriefe. A Pfandbriefe is a fixed-term, fixed-rate bond issued by a German mortgage bank or a public-sector bank to finance secured real estate loans or public sector loans. Although Pfandbriefe are collateralized securities, the issuer assumes all of the prepayment risk.

Estimated Average Life. Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security’s actual average life.

MORTGAGE DOLLAR ROLLS—Mortgage “dollar rolls” or “covered rolls,” are transactions in which the Fund sells securities (usually mortgage-backed securities) and simultaneously contracts to repurchase typically in 30 or 60 days, substantially similar, but not identical, securities on a specified future date. The Fund may invest in mortgage dollar rolls. During the roll period, the Fund forgoes principal and interest paid on such securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. At the end of the roll commitment period, the Fund may or may not take delivery of the securities it has contracted to purchase. Mortgage dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by the Fund to buy a security. A “covered roll” is a specific type of mortgage dollar roll for which there is an offsetting cash position or cash equivalent securities position that matures on or before the forward settlement date of the mortgage dollar roll transaction. As used herein the term “mortgage dollar roll” refers to mortgage dollar rolls that are not “covered rolls.” If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund’s right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security the Fund is required to repurchase may be worth less than the security that the Fund originally held. To avoid senior security concerns, the Fund will “cover” any mortgage dollar roll as required by the 1940 Act.

MUNICIPAL SECURITIES—Municipal securities consist of (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities. The Fund may invest in municipal securities. Additional information regarding municipal securities is described below:

Municipal Bonds. Municipal bonds are debt obligations issued to obtain funds for various public purposes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds, moral obligation bonds and participation interests in municipal bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility, such as tolls from a toll bridge. Certificates of participation represent an interest in an underlying obligation or commitment, such as an obligation issued in connection with a leasing arrangement. The payment of principal and interest on private activity and industrial development bonds is generally dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. The Fund may purchase private activity or industrial development bonds if, in the opinion of counsel for the issuers, the interest paid is exempt from federal income tax. Municipal bonds are issued by or on behalf of public authorities to raise money to finance various privately-owned or operated facilities for business and manufacturing, housing, sports and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking, sewage or solid waste disposal facilities and certain other facilities. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. Moral obligation bonds are normally issued by special purpose authorities. Moral obligation bonds are not backed by the full faith and credit of the state, but are generally backed by the agreement of the issuing authority to request appropriations from the state legislative body.

Municipal Leases. Municipal leases are instruments, or participations in instruments, issued in connection with lease obligations or installment purchase contract obligations of municipalities (“municipal lease obligations”). Although municipal lease obligations do not constitute general obligations of the issuing municipality, a lease obligation may be backed by the municipality’s covenant to budget for, appropriate funds for, and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose in the relevant years. Municipal lease obligations are a relatively new form of financing, and the market for such obligations is still developing. Municipal leases will be treated as liquid only if they satisfy criteria set forth in guidelines established by the Board, and there can be no assurance that a market will exist or continue to exist for any municipal lease obligation. Information regarding illiquid securities is provided under the section “Illiquid Securities.”

Municipal Notes. Municipal notes consist of general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, tax and revenue anticipation notes, certificates of indebtedness, demand notes, construction loan notes and participation interests in municipal notes. The maturities of the instruments at the time of issue will generally range from three months to one year.

OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS—Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. These investments may be made by the Fund. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by the Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. Bank obligations include the following:

Bankers’ Acceptances. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers’ acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

Bank Notes. Bank notes are notes used to represent debt obligations issued by banks in large denominations.

Certificates of Deposit. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid. Additional information about illiquid securities is provided under the section “Illiquid Securities.”

Time Deposits. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities. Additional information about illiquid securities is provided under the section “Illiquid Securities.”

OBLIGATIONS OF SUPRANATIONAL ENTITIES—Supranational entities are entities established through the joint participation of several governments, and include the Asian Development Bank, the Inter-American Development Bank, International Bank for Reconstruction and Development (World Bank), African Development Bank, European Economic Community, European Investment Bank and the Nordic Investment Bank. The governmental members, or “stockholders,” usually make initial capital contributions to the supranational entity and, in many cases, are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. There is no guarantee that one or more stockholders of a supranational entity will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and a Fund may lose money on such investments.

OPTIONS—The Fund may purchase and write put and call options on indices and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

The Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by the Fund will be “covered” as required by the 1940 Act.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. All options written on indices or securities must be “covered” as required by the 1940 Act.

The Fund may trade put and call options on securities, securities indices and currencies, as an adviser determines is appropriate in seeking the Fund’s investment objective, and except as restricted by the Fund’s investment limitations as set forth below. See “Investment Limitations.”

The initial purchase (sale) of an option contract is an “opening transaction.” In order to close out an option position, the Fund may enter into a “closing transaction,” which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If the Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

The Fund may purchase put and call options on securities for any lawful purpose, including to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. The Fund purchasing put and call options pays a premium for such options. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund’s securities or by a decrease in the cost of acquisition of securities by the Fund.

The Fund may write (i.e., sell) “covered” call options on securities for any lawful purpose, including as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When the Fund writes an option, if the underlying securities do not increase or decrease, as applicable, to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which the Fund is the writer is exercised, the

Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which the Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

The Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options (“OTC options”) differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is normally done by reference to information from a market maker. It is the SEC’s position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks. Risks associated with options transactions include: (i) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (iii) there may not be a liquid secondary market for options; and (iv) while the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

PAY-IN-KIND BONDS—Pay-in-kind bonds are securities which, at the issuer’s option, pay interest in either cash or additional securities for a specified period. The Fund may invest in pay-in-kind bonds. Pay-in-kind bonds, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds are expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. Pay-in-kind bonds are usually less volatile than zero coupon bonds, but more volatile than cash pay securities.

PRIVATIZATIONS—Privatizations are foreign government programs for selling all or part of the interests in government owned or controlled enterprises. The ability of a U.S. entity to participate in privatizations in certain foreign countries may be limited by local law, or the terms on which the Fund may be permitted to participate may be less advantageous than those applicable for local investors. There can be no assurance that foreign governments will continue to sell their interests in companies currently owned or controlled by them or that privatization programs will be successful.

PUT TRANSACTIONS—The Fund may purchase securities at a price which would result in a yield to maturity lower than generally offered by the seller at the time of purchase when the Fund can simultaneously acquire the right to sell the securities back to the seller, the issuer or a third party (the “writer”) at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a “standby commitment” or a “put.” The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit the Fund to meet redemptions and remain as fully invested as possible in municipal securities. The Fund reserves the right to engage in put transactions. The right to put the securities depends on the writer’s ability to pay for the securities at the time the put is exercised. The Fund would limit its put transactions to institutions which an adviser believes present minimum credit risks, and an adviser would use its best efforts to initially determine and continue to monitor the financial strength of the sellers of the options by evaluating their financial statements and such other information as is available in the marketplace. It may, however, be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. In the event that any writer is unable to honor a put for financial reasons, the Fund would be a general creditor (i.e., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between the Fund and the writer may excuse the writer from repurchasing the securities; for example, a change in the published rating of the underlying municipal securities or any similar event that has an adverse effect on the issuer’s credit or a provision in the contract that the put will not be exercised except in certain special cases; for example, to maintain Fund liquidity. The Fund could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

The securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to that particular Fund. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, the Fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to the Fund, the Fund could, of course, sell the portfolio security. The maturity of the underlying security will generally be different from that of the put. For the purpose of determining the “maturity” of securities purchased subject to an option to put, and for the purpose of determining the dollar-weighted average maturity of the Fund including such securities, the Fund will consider “maturity” to be the first date on which it has the right to demand payment from the writer of the put although the final maturity of the security is later than such date.

RECEIPTS—Receipts are interests in separately traded interest and principal component parts of U.S. Government obligations that are issued by banks or brokerage firms and are created by depositing U.S. Government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include “Treasury Receipts” (“TRs”), “Treasury Investment Growth Receipts” (“TIGRs”), “Liquid Yield Option Notes”  (“LYONs”) and “Certificates of Accrual on Treasury Securities” (“CATS”). LYONs, TIGRs and CATS are interests in private proprietary accounts while TRs and Separately Traded Registered Interest and Principal Securities (“STRIPS”) (see “U.S. Treasury Obligations”) are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. For tax purposes, original issue discount that accretes in a taxable year is treated as earned by the Fund and therefore is subject to distribution requirements applicable to regulated investment companies under Subchapter M of the Code. Because of these features, such securities may be subject to greater interest rate volatility than interest paying fixed income securities.

REAL ESTATE INVESTMENT TRUSTS—Real Estate Investment Trusts (“REITs”) are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund may invest in REITs. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with certain requirements under the Code relating to its organization, ownership, assets and income, as well as with a requirement that it distribute to its shareholders or unitholders at least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.

Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. By investing in REITs indirectly through the Fund, shareholders will bear not only the proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of underlying REITs.

The Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act.

REAL ESTATE OPERATING COMPANIES (“REOCs”)—REOCs are real estate companies that engage in the development, management or financing of real estate. Typically, they provide services such as property management, property development, facilities management and real estate financing. REOCs are publicly traded corporations that have not elected to be taxed as REITs. The three primary reasons for such an election are (i) availability of tax-loss carryforwards, (ii) operation in non-REIT-qualifying lines of business and (iii) the ability to retain earnings.

REPURCHASE AGREEMENTS—A repurchase agreement is an agreement in which one party sells securities to another party in return for cash with an agreement to repurchase equivalent securities at an agreed-upon price and on an agreed-upon future date. The Fund may enter into repurchase agreements with financial institutions and follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions deemed creditworthy by the advisers. The repurchase agreements entered into by the Fund will provide that the underlying collateral shall have a value equal to at least 102% of the resale price stated in the agreement at all times. The advisers monitor compliance with this requirement as well as the ongoing financial condition and creditworthiness of the counterparty. Under all repurchase agreements entered into by the Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. At times, the investments of the Fund in repurchase agreements may be substantial when, in the view of the Adviser or Sub-Adviser, liquidity or other considerations so warrant.

RESTRICTED SECURITIES—Restricted securities are securities that may not be sold to the public without registration under the Securities Act of 1933, as amended (the “1933 Act”), or an exemption from registration. Permitted investments for the Fund include restricted securities. Restricted securities, including securities eligible for re-sale under Rule 144A of the 1933 Act, that are determined to be liquid are not subject to this limitation. This determination is to be made by an adviser pursuant to guidelines adopted by the Board. Under these guidelines, the particular adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades. In purchasing such restricted securities, each adviser intends to purchase securities that are exempt from registration under Rule 144A under the 1933 Act and Section 4(2) commercial paper issued in reliance on an exemption from registration under Section 4(2) of the 1933 Act.

REVERSE REPURCHASE AGREEMENTS AND SALE-BUYBACKS—Reverse repurchase agreements are transactions in which the Fund sells portfolio securities to financial institutions such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price which is higher than the original sale price. The Fund may invest in reverse repurchase agreements. Reverse repurchase agreements are similar to a fully collateralized borrowing by the Fund. At the time the Fund enters into a reverse repurchase agreement, it will earmark on the books of the Fund or place in a segregated account cash or liquid securities having a value equal to the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained.

Reverse repurchase agreements involve risks. Reverse repurchase agreements are a form of leverage and the use of reverse repurchase agreements by the Fund may increase the Fund’s volatility. Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. Reverse repurchase agreements also involve the risk that the market value of the securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when the Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.

In a sale-buyback transaction, the Fund sells an underlying security for settlement at a later date. A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund’s repurchase of the underlying security. The Fund’s obligations under a sale-buyback typically would be offset by earmarking on the books of the Fund or placing in a segregated account cash or liquid securities having a value equal to the amount of the Fund’s forward commitment to repurchase the underlying security.

SECURITIES LENDING—The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). The Fund will not lend portfolio securities to its advisers or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily, although the borrower will be required to deliver collateral of 102% and 105% of the market value of borrowed securities for domestic and foreign issuers, respectively. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund’s securities lending agent.

By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. Government securities or letters of credit are used as collateral. The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund’s administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund’s ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

The Fund will invest the cash received as collateral through loan transactions in other eligible securities, which may include shares of a registered money market fund, or of an unregistered money market fund that complies with the requirements of Rule 2a-7 under the 1940 Act to the extend required by the 1940 Act. Such money market funds might not seek or be able to maintain a stable $1 per share net asset value. Investing the cash collateral subjects the Fund to market risk. The Fund remains obligated to return all collateral to the borrower under the terms of its securities lending arrangements, even if the value of the investments made with the collateral has declined. Accordingly, if the value of a security in which the cash collateral has been invested declines, the loss would be borne by the Fund, and the Fund may be required to liquidate other investments in order to return collateral to the borrower at the end of a loan.

The cash collateral may be invested in the SEI Liquidity Fund, LP (“Liquidity Fund”), an affiliated unregistered money market fund managed by SIMC and operated in accordance with Rule 12d1-1 under the 1940 Act. Although the Liquidity Fund is not registered as an investment company under the 1940 Act, it intends to operate as a money market fund in compliance with Rule 2a-7 of the 1940 Act to the extent required by Rule 12d1-1 under the 1940 Act. The cash collateral invested in the Liquidity Fund may be subject to the risk of loss in the underlying investments of the Liquidity Fund.

SHORT SALES—Short sales may be used by the Fund as part of its overall portfolio management strategies or to offset (hedge) a potential decline in the value of a security. The Fund may engage in short sales that are either “against the box” or “uncovered.” A short sale is “against the box” if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the Fund with respect to the securities that are sold short. Uncovered short sales are transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale may be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Pursuant to its particular investment strategy, the Sub-Adviser may have a net short exposure in the portfolio of assets allocated to the Sub-Adviser.

Until the Fund closes its short position or replaces the borrowed security, the Fund will: (i) earmark on the books of the Fund or place in a segregated account cash or liquid securities at such a level that the amount earmarked or deposited in the segregated account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (ii) otherwise “cover” the Fund’s short position as required by the 1940 Act. The Fund may engage in short sales in an attempt to capitalize on equity securities that they believe will underperform the market or their peers. When the Fund sells securities short, it may use the proceeds from the sales to purchase long positions in additional securities that it believes will outperform the market or its peers. This strategy may effectively result in the Fund having a leveraged investment portfolio, which results in greater potential for loss. Leverage can amplify the effects of market volatility on the Fund’s share price and make the Fund’s returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so or in order to satisfy its obligations.

SOVEREIGN DEBT—The cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates that are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government’s international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing or other factors, a governmental obligor may default on its obligations. If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

STRUCTURED SECURITIES—The Fund may invest a portion of their assets in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations of emerging market issuers. This type of restructuring involves the deposit with, or purchase by, an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities (“Structured Securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which the Fund anticipates it will invest typically involve no credit enhancement, its credit risk will generally be equivalent to that of the underlying instruments. The Fund is permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities. Structured Securities are typically sold in private placement transactions, and there is currently no active trading market for Structured Securities. Certain issuers of such structured securities may be deemed to be “investment companies” as defined in the 1940 Act. As a result, the Fund’s investment in such securities may be limited by certain investment restrictions contained in the 1940 Act.

SWAPS, CAPS, FLOORS, COLLARS AND SWAPTIONS—Swaps are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities (referred to as the “underlying”) and a predetermined amount (referred to as the “notional amount”). The underlying for a swap may be an interest rate (fixed or floating), a currency exchange rate, a commodity price index, a security, group of securities or a securities index, a combination of any of these, or various other rates, securities, instruments, assets or indices. Swap agreements generally do not involve the delivery of the underlying or principal, and a party’s obligations generally are equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the swap agreement.

A great deal of flexibility is possible in the way swaps may be structured. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other party makes payments calculated with reference to a specified floating interest rate, such as LIBOR or the prime rate. In a currency swap, the parties generally enter into an agreement to pay interest streams in one currency based on a specified rate in exchange for receiving interest streams denominated in another currency. Currency swaps may involve initial and final exchanges of the currency that correspond to the agreed upon notional amount.

The Fund may engage in simple or more complex swap transactions involving a wide variety of underlyings for various reasons. For example, the Fund may enter into a swap to gain exposure to investments (such as an index of securities in a market) or currencies without actually purchasing those stocks or currencies; to make an investment without owning or taking physical custody of securities or currencies in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable; to hedge an existing position; to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded the desired return; or for various other reasons.

The Fund may enter into credit default swaps, as a buyer or a seller. The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided no event of default has occurred. If an event of default occurs, the seller must pay the buyer the full notional value (“par value”) of the underlying in exchange for the underlying. If the Fund is a buyer and no event of default occurs, the Fund will have made a stream of payments to the seller without having benefited from the default protection it purchased. However, if an event of default occurs, the Fund, as buyer, will receive the full notional value of the underlying that may have little or no value following default. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, provided there is no default. If an event of default occurs, the Fund would be obligated to pay the notional value of the underlying in return for the receipt of the underlying. The value of the underlying received by the Fund, coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. Credit default swaps involve different risks than if the Fund invests in the underlying directly. Fully funded total return swaps have economic and risk characteristics similar to credit-linked notes, which are described above.

Caps, floors, collars and swaptions are privately-negotiated option-based derivative products. Like a put or call option, the buyer of a cap or floor pays a premium to the writer. In exchange for that premium, the buyer receives the right to a payment equal to the differential if the specified index or rate rises above (in the case of a cap) or falls below (in the case of a floor) a pre-determined strike level. Like swaps, obligations under caps and floors are calculated based upon an agreed notional amount, and, like most swaps (other than foreign currency swaps), the entire notional amount is not exchanged. A collar is a combination product in which one party buys a cap from and sells a floor to another party. Swaptions give the holder the right to enter into a swap. The Fund may use one or more of these derivative products in addition to or in lieu of a swap involving a similar rate or index.

Under current market practice, swaps, caps, collars and floors between the same two parties are generally documented under a “master agreement.” In some cases, options and forwards between the parties may also be governed by the same master agreement. In the event of a default, amounts owed under all transactions entered into under, or covered by, the same master agreement would be netted, and only a single payment would be made.

Generally, the Fund would calculate the obligations of the swap agreements’ counterparties on a “net basis.” Consequently, the Fund’s current obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each counterparty to the swap agreement (the “net amount”). The Fund’s current obligation under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be “covered” as required by the 1940 Act. The Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under the existing agreements with that party would exceed 5% of the Fund’s total assets.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents using standardized swap agreements. As a result, the use of swaps has become more prevalent in comparison with the markets for other similar instruments that are also traded in over-the-counter markets.

Swaps and other derivatives involve risks. One significant risk in a swap, cap, floor, collar or swaption is the volatility of the specific interest rate, currency or other underlying that determines the amount of payments due to and from the Fund. This is true whether these derivative products are used to create additional risk exposure for the Fund or to hedge, or manage, existing risk exposure. If under a swap, cap, floor, collar or swaption agreement the Fund is obligated to make a payment to the counterparty, the Fund must be prepared to make the payment when due. The Fund could suffer losses with respect to such an agreement if the Fund is unable to terminate the agreement or reduce its exposure through offsetting transactions. Further, the risks of caps, floors and collars, like put and call options, may be unlimited for the seller if the cap or floor is not hedged or covered, but is limited for the buyer.

Because under swap, cap, floor, collar and swaption agreements a counterparty may be obligated to make payments to the Fund, these derivative products are subject to risks related to the counterparty’s creditworthiness. If a counterparty defaults, the Fund’s risk of loss will consist of any payments that the Fund is entitled to receive from the counterparty under the agreement (this may not be true for currency swaps that require the delivery of the entire notional amount of one designated currency in exchange for the other). Upon default by a counterparty, however, the Fund may have contractual remedies under the swap agreement.

The Fund will enter into swaps only with counterparties that an adviser believes to be creditworthy. In addition, the Fund will earmark on the books of the Fund or segregate cash or liquid securities in an amount equal to any liability amount owned under a swap, cap, floor, collar or swaption agreement, or will otherwise “cover” its position as required by the 1940 Act.

U.S. GOVERNMENT SECURITIES—Examples of types of U.S. Government obligations in which the Fund may invest include U.S. Treasury obligations and the obligations of U.S. Government agencies or U.S. Government sponsored entities such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Fannie Mae, GNMA, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks, Maritime Administration, and other similar agencies. Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. Government securities are not guaranteed against price movements due to fluctuating interest rates.

Receipts. Receipts are interests in separately-traded interest and principal component parts of U.S. Government obligations that are issued by banks or brokerage firms and are created by depositing U.S. Government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal.

U.S. Treasury Obligations. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as STRIPS and TRs.

U.S. Government Zero Coupon Securities. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

U.S. Government Agencies. Some obligations issued or guaranteed by agencies of the U.S. Government are supported by the full faith and credit of the U.S. Treasury (e.g., Treasury bills, notes and bonds, and securities guaranteed by GNMA), others are supported by the right of the issuer to borrow from the Treasury (e.g., obligations of Federal Home Loan Banks), while still others are supported only by the credit of the instrumentality (e.g., obligations of Fannie Mae). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Fund’s shares.

VARIABLE AND FLOATING RATE INSTRUMENTS—Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates that are not fixed, but that vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly, or some other reset period. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES—When-issued and delayed delivery basis, including “TBA” (to be announced) basis, transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. A TBA transaction is a method of trading mortgage-backed securities. In a TBA transaction, the buyer and seller agree upon general trade parameters such as agency, settlement date, par amount and price. The actual pools delivered generally are determined two days prior to the settlement date. The interest rate realized on these securities is fixed as of the purchase date, and no interest accrues to the Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates, and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although the Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if an adviser deems it appropriate. When the Fund purchases when-issued or delayed delivery securities, it will “cover” its position as required by the 1940 Act.

Equity value neutral seeks to buy an undervalued stock and, essentially simultaneously, short a similar overvalued stock against it, thereby taking advantage of pricing differences between the related equity securities. The strategy is designed to neutralize sector risks and generally will seek to have low correlation to major market indices. The strategy is based on the relative difference between such companies, not whether the companies are overvalued or undervalued in absolute terms. The primary risk inherent in the strategy is that weaker companies may gain value or stronger companies may lose value relative to their peers and it is possible to lose money on both the long position and the short position.

YANKEE OBLIGATIONS—Yankee obligations (“Yankees”) are U.S. dollar-denominated instruments of foreign issuers who either register with the SEC or issue securities under Rule 144A of the 1933 Act. These obligations consist of debt securities (including preferred or preference stock of non-governmental issuers), certificates of deposit, fixed time deposits and bankers’ acceptances issued by foreign banks, and debt obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government.

The Yankee obligations selected for the Fund will adhere to the same quality standards as those utilized for the selection of domestic debt obligations.

ZERO COUPON SECURITIES—Zero coupon securities are securities that are sold at a discount to par value and securities on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received “phantom income” annually. Because the Fund will distribute its “phantom income” to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the Fund will have fewer assets with which to purchase income producing securities. Pay-in-kind securities pay interest in either cash or additional securities, at the issuer’s option, for a specified period. Pay-in-kind bonds, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds are expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. Pay-in-kind bonds are usually less volatile than zero coupon bonds, but more volatile than cash pay securities. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

To avoid any leveraging concerns, the Fund will “cover” its position as required by the 1940 Act. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods. STRIPS and receipts (TRs, TIGRs, LYONs and CATS) are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

Corporate zero coupon securities are: (i) notes or debentures which do not pay current interest and are issued at substantial discounts from par value; or (ii) notes or debentures that pay no current interest until a stated date one or more years into the future, after which date the issuer is obligated to pay interest until maturity, usually at a higher rate than if interest were payable from the date of issuance, and may also make interest payments in kind (e.g., with identical zero coupon securities). Such corporate zero coupon securities, in addition to the risks identified above, are subject to the risk of the issuer’s failure to pay interest and repay principal in accordance with the terms of the obligation. The Fund must accrete the discount or interest on high-yield bonds structured as zero coupon securities as income even though it does not receive a corresponding cash interest payment until the security’s maturity or payment date. For tax purposes, original issue discount that accretes in a taxable year is treated as earned by the Fund and therefore is subject to the distribution requirements applicable to the regulated investment companies under Subchapter M of the Code. The Fund may have to dispose of its securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing cash to satisfy distribution requirements. The Fund accrues income with respect to the securities prior to the receipt of cash payments.

INVESTMENT LIMITATIONS

The following are fundamental and non-fundamental policies of the Fund. The following percentage limitations (except for the limitation on borrowing) will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs immediately after or as a result of a purchase of such security.

Fundamental Policies

The following investment limitations are fundamental policies of the Fund, which cannot be changed with respect to the Fund without the consent of the holders of a majority of the Fund’s outstanding shares. The term “majority of outstanding shares” means the vote of: (i) 67% or more of the Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the Fund’s outstanding shares, whichever is less.

The Fund may not:

1.  Purchase securities of an issuer if it would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statutes, rules or regulations may be amended or interpreted from time to time.

2.  Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3.  Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4.  Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5.  Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6.  Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Non-Fundamental Policies

The following limitations are non-fundamental policies of the Fund and may be changed by the Board without a vote of shareholders.

The Fund may not:

1.  Pledge, mortgage or hypothecate assets except to secure permitted borrowings or related to the deposit of assets in escrow or the posting of collateral in segregated accounts in compliance with the asset segregation requirements imposed by Section 18 of the 1940 Act, or any rule or SEC staff interpretation thereunder.

2.  Purchase or hold illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

3.  With respect to 75% of its assets: (i) purchase the securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

4.  Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

5.  Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowings. To the extent that its borrowings exceed 5% of its assets: (i) all borrowings will be repaid before the Fund makes additional investments and any interest paid on such borrowings will reduce income; and (ii) asset coverage of at least 300% is required. This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accomodate substantial redemption requests if they should occur, and is not for investment purposes. All borrowings will be repaid before the Fund makes additional investments and any interest paid on such borrowings will reduce the income of the Fund.

6.  Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

7.  Purchase or sell real estate, physical commodities, or commodities contracts, except that the Fund may purchase: (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

The following descriptions of the 1940 Act may assist shareholders in understanding the above policies and restrictions.

Diversification. Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s outstanding voting securities would be held by the fund.

Concentration. The SEC has presently defined concentration as investing 25% or more of an investment company’s net assets in an industry or group of industries, with certain exceptions.

Borrowing. The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies. The Fund’s non-fundamental investment policy on lending is set forth above.

Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

Real Estate. The 1940 Act does not directly restrict a fund’s ability to invest in real estate, but does require that every fund have a fundamental investment policy governing such investments. The Fund has adopted a fundamental policy that would permit direct investment in real estate. However, the Fund has a non-fundamental investment limitation that prohibits it from investing directly in real estate. This non-fundamental policy may be changed only by vote of the Fund’s Board.

THE ADMINISTRATOR AND TRANSFER AGENT

General. SEI Investments Global Funds Services (the “Administrator”), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Administrator also serves as the transfer agent for the Fund. SIMC, a wholly-owned subsidiary of SEI Investments Company (“SEI”), is the owner of all beneficial interest in the Administrator and transfer agent. SEI and its subsidiaries and affiliates, including the Administrator, are leading providers of fund evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

Administration Agreement with the Trust. The Trust and the Administrator have entered into an administration and transfer agency agreement (“the Administration Agreement”). Under the Administration Agreement, the Administrator provides the Trust with administrative and transfer agency services or employs certain other parties, including its affiliates, who provide such services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

The Administration Agreement shall remain effective for the initial term of the Agreement and each renewal term thereof unless earlier terminated: (a) by a vote of a majority of the Trustees of the Trust on not less than 60 days’ written notice to the Administrator; or (b) by the Administrator on not less than 90 days’ written notice to the Trust.

Administration Fees. For its administrative services, the Administrator receives a fee, which is calculated based upon the aggregate average daily net assets of the Trust and paid monthly by the Fund, at the following annual rates:

Fund	Administration Fee
Multi-Strategy Alternative Fund	0.35%

The following table shows: (i) the dollar amount of fees paid to the Administrator by the Fund; and (ii) the dollar amount of the Administrator’s voluntary fee waiver for the fiscal years ended September 30, 2010, 2011 and 2012:

	Administration Fees Paid (000)					Administration Fees Waived (000)
	2010		2011	2012		2010		2011	2012
Multi-Strategy Alternative Fund	$199	***	$800	$	XX	$65	***	$89	$	XX

***  Commenced operations on March 31, 2010.

THE ADVISER AND SUB-ADVISER

General. SIMC is a wholly-owned subsidiary of SEI (NASDAQ: SEIC), a leading global provider of outsourced asset management, investment processing and investment operations solutions. The principal business address of SIMC and SEI is One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI was founded in 1968, and is a leading provider of investment solutions to banks, institutional investors, investment advisers and insurance companies. SIMC and its affiliates currently serve as adviser to XX investment companies, including XX portfolios. SIMC had approximately $XX  in assets as of [ ].

Manager of Managers Structure. SIMC is the investment adviser for the Fund, and operates as a “manager of managers.” SIMC and the Trust have obtained an exemptive order from the SEC that permits SIMC, with the approval of the Board, to retain unaffiliated investment sub-advisers for the Fund without submitting the sub-advisory agreement to a vote of the Fund’s shareholders. Among other things, the exemptive relief permits the non-disclosure of amounts payable by SIMC under such sub-advisory agreements. The Trust will notify shareholders in the event of any change in the identity of the sub-advisers.

Subject to Board review, SIMC allocates and, when appropriate, reallocates the Fund’s assets to the Sub-Adviser, monitors and evaluates Sub-Adviser performance, and oversees Sub-Adviser compliance with the Fund’s investment objectives, policies and restrictions. The Sub-Adviser is selected based primarily upon the research and recommendation of SIMC, which evaluates quantitatively and qualitatively the Sub-Adviser’s skills and investment results in managing assets for specific asset classes, investment styles and strategies. SIMC has ultimate responsibility for the investment performance of the Fund due to its responsibility to oversee the Sub-Adviser and recommend its hiring, termination and replacement.

Advisory and Sub-Advisory Agreements. The Trust and SIMC have entered into an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, SIMC oversees the investment advisory services provided to the Fund and may manage the cash portion of the Fund’s assets. Pursuant to separate sub-advisory agreements (the “Sub-Advisory Agreements” and, together with the Advisory Agreement, the “Investment Advisory Agreements”) with SIMC, and under the supervision of SIMC and the Board, the Sub-Adviser is responsible for the day-to-day investment management of all or a distinct portion of the assets of the Fund. The Sub-Adviser is also responsible for managing its employees who provide services to the Fund.

[The Advisory and Sub-Advisory Agreements provide that SIMC (or the Sub-Adviser) shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties, or from reckless disregard of its obligations or duties thereunder. In addition, the Sub-Advisory Agreement provides that the Sub-Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or negligence on its part in the performance of its duties, or from reckless disregard of its obligations or duties thereunder.]

The continuance of the Investment Advisory Agreement must be specifically approved at least annually: (i) by the vote of a majority of the outstanding shares of the Fund or by the Trustees; and (ii) by the vote of a majority of the Trustees who are not parties to such Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Fund, by a majority of the outstanding shares of the Fund, on not less than 30 days’ nor more than 60 days’ written notice to SIMC or the Sub-Adviser, as applicable, or by SIMC or the Sub-Adviser, as applicable, on 90 days’ written notice to the Trust.

Advisory and Sub-Advisory Fees. For these advisory services, SIMC receives a fee, which is calculated daily and paid monthly, at the following annual rates (shown as a percentage of the average daily net assets of the Fund):

Multi-Strategy Alternative Fund	1.50%

SIMC pays the Sub-Adviser a fee out of its advisory fee, which is based on a percentage of the average monthly market value of the assets managed by the Sub-Adviser.

The following table shows: (i) the dollar amount of fees paid to SIMC by the Fund; and (ii) the dollar amount of SIMC’s voluntary fee waivers for the fiscal years ended September 30, 2010, 2011 and 2012:

	Advisory Fees Paid (000)					Advisory Fees Waived (000)
	2010		2011	2012		2010		2011	2012
Multi-Strategy Alternative Fund	$114	***	$381	$	XX	$1,018	***	$3,430	$	XX

***  Commenced operations on March 31, 2010.

The following table shows: (i) the dollar amount of fees paid to the Sub-Adviser by SIMC; and (ii) the dollar amount of the Sub-Adviser’s voluntary fee waivers for the fiscal years ended September 30, 2010, 2011 and 2012:

	Sub-Advisory Fees Paid (000)					Sub-Advisory Fees Waived (000)
	2010		2011	2012		2010		2011	2012
Multi-Strategy Alternative Fund	$0	***	$0	$	XX	$0	***	$0	$	XX

***  Commenced operations on March 31, 2010.

The Sub-Adviser

TURNER INVESTMENTS, L.P.—Turner Investments, L.P. (“Turner”) serves as a Sub-Adviser to a portion of the assets of the Multi-Strategy Alternative Fund. Turner was founded in 1990 by Robert E. Turner, Mark D. Turner and Christopher K. McHugh and is an independent, 100% employee-owned investment management firm headquartered in the suburbs of Philadelphia, Pennsylvania. Turner holds an active controlling interest in one investment management subsidiary, Turner Investment Management LLC, and has two wholly owned marketing subsidiaries: Turner International, Ltd., based in the United Kingdom, which provides marketing and client service to Europe and the Middle East, and Turner Investment Partners (Australia) Pty. Ltd., which provides marketing and client service to Australia.

Turner is affiliated with, as it serves as adviser and administrator to, the Turner Funds, a family of mutual funds in the U.S., and Turner Funds plc, a family of Dublin-Ireland based UCITS funds.

Portfolio Management

SIMC

Compensation. SIMC compensates the portfolio manager for his management of the Multi-Strategy Alternative Fund. The portfolio manager’s compensation consists of a fixed annual salary, plus a discretionary annual bonus determined generally as follows.

Thirty percent of the portfolio manager’s compensation is tied to the corporate performance of SEI, as measured by the earnings per share earned for a particular year. This is set at the discretion of SEI and not SIMC. Seventy percent of the portfolio manager’s compensation is based upon various performance factors, including the portfolio manager’s performance versus a proxy, global balanced portfolio over the past one, two and three years (50% weighted to one year; 25% to each of the others). The performance factor is based upon a target out-performance of the global balanced portfolio. Another key factor is the portfolio manager’s team objectives, which relate to key measurements of execution efficiency (i.e., equitization efficiency, hedging efficiency, trading efficiency, etc.). A final factor is a discretionary component, which is based upon a qualitative review of the portfolio manager and his team.

Ownership of Fund Shares. As of September 30, 2012, the portfolio manager beneficially owned shares of the Multi-Strategy Alternative Fund through their 401(k) plans, as follows:

Portfolio Manager	Dollar Range of Fund Shares
Theodore W. Kokas	$	$XX - $XX

Other Accounts. As of September 30, 2012, in addition to the Multi-Strategy Alternative Fund, the portfolio manager was responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies				Other Pooled Investment Vehicles				Other Accounts
Portfolio Manager	Number of Accounts		Total Assets		Number of Accounts		Total Assets		Number of Accounts		Total Assets
Theodore W. Kokas	XX		$	XX	XX		$	XX	XX		$	XX
	XX	*	$	XX	XX	*	$	XX	XX	*	$	XX

*These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. The portfolio manager’s management of registered investment companies, other pooled investment vehicles or other accounts may give rise to actual or potential conflicts of interest in connection with their day-to-day management of the Multi-Strategy Alternative Fund’s investments. The other accounts might have similar investment objectives as the Multi-Strategy Alternative Fund or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Multi-Strategy Alternative Fund.

While the portfolio manager’s management of the other accounts may give rise to the following potential conflicts of interest, SIMC does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, SIMC believes that it has designed policies and procedures that reasonably manage such conflicts in an appropriate way.

Knowledge of the Timing and Size of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Multi-Strategy Alternative Fund. Because of his position with the Multi-Strategy Alternative Fund, the portfolio manager knows the size, timing and possible market impact of Multi-Strategy Alternative Fund trades. It is theoretically possible that the portfolio manager could use this information to the advantage of the other accounts and to the possible detriment of the Multi-Strategy Alternative Fund. However, SIMC has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of the Multi-Strategy Alternative Fund and the other accounts, which, in theory, may allow him to allocate investment opportunities in a way that favors the other accounts over the Multi-Strategy Alternative Fund. This conflict of interest may be exacerbated to the extent that SIMC or the portfolio manager receive, or expect to receive, greater compensation from their management of the other accounts than the Multi-Strategy Alternative Fund. Notwithstanding this theoretical conflict of interest, it is SIMC’s policy to manage each account based on its investment objectives and related restrictions and, as discussed above, SIMC has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account’s investment objectives and related restrictions. For example, while the portfolio manager may buy for other accounts securities that differ in identity or quantity from securities bought for the Multi-Strategy Alternative Fund, such an approach might not be suitable for the Multi-Strategy Alternative Fund given their investment objectives and related restrictions.

Turner

Compensation. SIMC pays Turner a fee based on the assets under management of the Multi-Strategy Alternative Fund as set forth in an investment sub-advisory agreement between Turner and SIMC. Turner pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Multi-Strategy Alternative Fund. The following information relates to the period ended September 30, 2012.

Turner’s compensation program is designed to promote excellence, accountability and teamwork. Portfolio managers are compensated for superior investment results, not the level of assets in a strategy. The analyst role is compensated based upon the performance of individual stock recommendations within an industry specialty that make it into a portfolio. A portion of investment professional’s bonus compensation is linked to a subjective teamwork and peer assessment. Merit bonuses are capped at a multiple of base salary, and performance targets are set and measured over multiple time periods to discourage undue risk in execution. Base salary, as well as the potential range of earnings for an individual, is benchmarked to the industry and to the individual’s level of experience. Finally, all of Turner’s investment professionals are principals of the firm and, as such, have a long-term vested interest in the success of all of Turner’s investment strategies. Each employee has the opportunity to become an equity owner, which Turner believes is a key factor in promoting accountability and in attracting and retaining top-tier professionals within all areas of the firm.

Ownership of Fund Shares. [As of September 30, 2012, Turner’s portfolio managers did not beneficially own any shares of the Multi-Strategy Alternative Fund.]

Other Accounts. As of September 30, 2012, in addition to the Multi-Strategy Alternative Fund, Turner’s portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies				Other Pooled Investment Vehicles				Other Accounts
Portfolio Manager	Number of Accounts		Total Assets (in millions)		Number of Accounts		Total Assets (in thousands)		Number of Accounts		Total Assets (in millions)
Christopher E. Baggini, CFA	XX		$	XX	XX		$	XX	XX		$	XX
	XX	*	$	XX	XX	*	$	XX	XX	*	$	XX
Matthew Glaser	XX		$	XX	XX		$	XX	XX		$	XX
	XX	*	$	XX	XX	*	$	XX	XX	*	$	XX
David J. Honold, Jr., CFA	XX		$	XX	XX		$	XX	XX		$	XX
	XX	*	$	XX	XX	*	$	XX	XX	*	$	XX
Vijay Shankaran, MD, Ph.D.	XX		$	XX	XX		$	XX	XX		$	XX
	XX	*	$	XX	XX	*	$	XX	XX	*	$	XX

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. As is typical for many money managers, potential conflicts of interest may arise related to Turner’s management of accounts, including the Multi-Strategy Alternative Fund, where not all accounts are able to participate in a desired IPO or other limited opportunity relating to the use of soft dollars and other brokerage practices, the voting of proxies, employee personal securities trading and a variety of other circumstances. In all cases, however, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising. Please also see Turner’s Form ADV, Part II for a description of some of its policies and procedures in this regard.

DISTRIBUTION AND SHAREHOLDER SERVICING

General. SEI Investments Distribution Co. (the “Distributor”), serves as the Fund’s distributor. The Distributor, a wholly-owned subsidiary of SEI, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Distribution Agreement with the Trust. The Distributor serves as the Fund’s Distributor pursuant to a distribution agreement (the “Distribution Agreement”) with this Trust. The Distribution Agreement shall be reviewed and ratified at least annually by (i) either the vote of a majority of the Trustees of the Trust, or the vote of a majority of the outstanding voting securities of the Trust, and (ii) the vote of a majority of those Trustees of the Trust who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval. The terms “vote of a majority of the outstanding voting securities” and “interested persons” shall have the respective meanings specified in the 1940 Act. The Distribution Agreement will terminate in the event of any assignment, as defined in the 1940 Act, and is terminable with respect to the Fund on not less than 60 days’ notice by the Trust’s Trustees, by vote of a majority of the outstanding shares of the Fund or by the Distributor. The Distributor will receive no compensation for the distribution of the Fund.

For the fiscal year ended September 30, 2012, the Fund did not incur any 12b-1 expenses.

The Trust has also adopted a shareholder servicing plan (“Shareholder Servicing Plan”) and an administrative servicing plan (“Administrative Servicing Plan”) for the Fund. Under the Shareholder Servicing and Administrative Servicing Plans, the Distributor may perform, or may compensate other service providers for performing, the following administrative services: providing subaccounting with respect to shares beneficially owned by clients; providing information periodically to clients showing their positions in shares; forwarding shareholder communications from the Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to clients; processing purchase, exchange and redemption requests from clients and placing such orders with the Fund or its service providers; processing dividend payments from the Fund on behalf of its clients; and providing such other similar services as the Fund may, through the Distributor, reasonably request to the extent that the service provider is permitted to do so under applicable laws or regulations.

Distribution Expenses Incurred by Adviser. The Fund is sold primarily through independent registered investment advisers, financial planners, bank trust departments and other financial advisors (“Financial Advisors”) who provide their clients with advice and services in connection with their investments in the SEI Funds. SEI Funds are typically combined into complete investment portfolios and strategies using asset allocation techniques to serve investor needs. In connection with its distribution activities, SIMC and its affiliates may provide Financial Advisors, without charge, asset allocation models and strategies, custody services, risk assessment tools, and other investment information and services to assist the Financial Advisor in providing advice to investors.

SIMC may hold conferences, seminars and other educational and informational activities for Financial Advisors for the purpose of educating Financial Advisors about the Fund and other investment products offered by SIMC or its affiliates. SIMC may pay for lodging, meals and other similar expenses incurred by Financial Advisors in connection with such activities. SIMC also may pay expenses associated with joint marketing activities with Financial Advisors, including, without limitation, seminars, conferences, client appreciation dinners, direct market mailings and other marketing activities designed to further the promotion of the Fund. In certain cases, SIMC may make payments to Financial Advisors or their employer in connection with their solicitation or referral of investment business, subject to any regulatory requirements for disclosure to and consent from the investor. All such marketing expenses and solicitation payments are paid by SIMC or its affiliates out of their past profits or other available resources, and are not charged to the Fund.

Many Financial Advisors may be affiliated with broker-dealers. SIMC and its affiliates may pay compensation to broker-dealers or other financial institutions for services such as, without limitation, providing the Fund with “shelf space” or a higher profile for the firm’s associated Financial Advisors and their customers, placing the Fund on the firm’s preferred or recommended fund list, granting the Distributor access to the firm’s associated Financial Advisors, providing assistance in training and educating the firm’s personnel, allowing sponsorship of seminars or informational meetings, and furnishing marketing support and other specified services. These payments may be based on the average net assets of SEI Funds attributable to that broker-dealer, gross or net sales of SEI Funds attributable to that broker-dealer, a negotiated lump sum payment, or other appropriate compensation for services rendered.

Payments may also be made by SIMC or its affiliates to financial institutions to compensate or reimburse them for administrative or other client services provided such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other shareholder services. These fees may be used by the financial institutions to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans. The foregoing payments may be in addition to any shareholder servicing fees paid to a financial institution in accordance with the Fund’s Shareholder Servicing Plan or Administrative Servicing Plan.

The payments discussed above may be significant to the financial institutions receiving them, and may create an incentive for the financial institutions or their representatives to recommend or offer shares of the SEI Funds to their customers rather than other funds or investment products. These payments are made by SIMC and its affiliates out of its past profits or other available resources.

Although the Fund may use broker-dealers that sell Fund shares to effect transactions for the Fund’s portfolio, the Fund, SIMC and the Sub-Adviser will not consider the sale of Fund shares as a factor when choosing broker-dealers to effect those transactions and will not direct brokerage transactions to broker-dealers as compensation for the sales of Fund shares.

TRUSTEES AND OFFICERS OF THE TRUST

Board Responsibilities. The management and affairs of the Trust and its series, including the Fund described in this SAI, are overseen by the Trustees. The Board has approved contracts, as described above, under which certain companies provide essential management services to the Trust.

Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as SIMC, the Distributor and the Administrator. The Trustees are responsible for overseeing the Trust’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. The Fund and its service providers employ a variety of processes, procedures and controls to identify risks, to lessen the probability of their occurrence and/or to mitigate the effects of such risks if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., SIMC is responsible for the investment performance of the Fund and, along with the Board, is responsible for the oversight of the Fund’s Sub-Adviser, which, in turn, is responsible for the day-to-day management of the Fund’s portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Fund’s service providers the importance of maintaining vigorous risk management.

The Trustees’ role in risk oversight begins before the inception of the Fund, at which time SIMC presents the Board with information concerning the investment objectives, strategies and risks of the Fund as well as proposed investment limitations for the Fund. Additionally, the Sub-Adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust’s Chief Compliance Officer, as well as personnel of SIMC and other service providers such as the Fund’s independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the Fund may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Fund by the Adviser and Sub-Adviser and receives information about those services at its regular meetings. In addition, in connection with its consideration of whether to annually renew the Advisory Agreement between the Trust, on behalf of the Fund, and SIMC and the Sub-Advisory Agreement between SIMC and the Sub-Adviser with respect to the Fund, the Board annually meets with SIMC and, at least every other year, meets with the Sub-Adviser to review such services. Among other things, the Board regularly considers the Sub-Adviser’s adherence to the Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations.

The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Fund, Adviser and Sub-Adviser risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Fund’s service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Trust’s Fair Value Pricing Committee provides regular reports to the Board concerning investments for which market prices are not readily available or may be unreliable. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the Fund’s financial statements, focusing on major areas of financial statement risk encountered by the Fund and noting any significant deficiencies or material weaknesses that were identified in the Fund’s internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

From their respective reviews of these reports and discussions with SIMC, the Sub-Adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn about the material risks of the Fund, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the Fund’s investment management and business affairs are carried out by or through SIMC, the Sub-Adviser and the Fund’s other service providers, each of which has an independent interest in risk management and each of which has policies and methods by which one or more risk management functions are carried out. These risk management policies and methods may differ in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members of the Board. There are eight members of the Board of Trustees, six of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (“independent Trustees”). Robert Nesher, an interested person of the Trust, serves as Chairman of the Board. George Sullivan, Jr., an independent Trustee, serves as the lead independent Trustee. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the independent Trustees constitute a super-majority (75%) of the Board, the fact that the chairperson of each Committee of the Board is an independent Trustee, the amount of assets under management in the Trust, and the number of funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from Fund management.

The Board of Trustees has three standing committees: the Audit Committee, Governance Committee and Fair Value Pricing Committee. The Audit Committee and Governance Committee are each chaired by an independent Trustee and composed of all of the independent Trustees.

In his role as lead independent Trustee, Mr. Sullivan, among other things: (i) presides over board meetings in the absence of the Chairman of the Board; (ii) presides over executive sessions of the independent Trustees; (iii) along with the Chairman of the Board, oversees the development of agendas for Board meetings; (iv) facilitates dealings and communications between the independent Trustees and management, and among the independent Trustees; and (v) has such other responsibilities as the Board or independent Trustees determine from time to time.

Set forth below are the names, dates of birth, position with the Trust, the year in which the Trustee was elected, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust. There is no stated term of office for the Trustees of the Trust. However, a Trustee must retire from the Board by the end of the calendar year in which the Trustee turns 75 provided that, although there shall be a presumption that each Trustee attaining such age shall retire, the Board may, if it deems doing so to be consistent with the best interest of the Trust, and with the consent of any Trustee that is eligible for retirement, by unanimous vote, extend the term of such Trustee for successive periods of one year. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Interested Trustees.

ROBERT A. NESHER (DOB 08/17/46)—Chairman of the Board of Trustees* (since 1986)—President and Chief Executive Officer of the Trust, December 2005-present. SEI employee, 1974-present. President and Director of SEI Structured Credit Fund, LP. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd. Trustee/Director of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI

* Mr. Nesher is a Trustee who may be deemed to be an “interested” person (as that term is defined in the 1940 Act) of the Fund by virtue of his relationship with the Trust’s Distributor and SIMC.

Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Alpha Strategy Portfolios, LP and Adviser Managed Trust.

WILLIAM M. DORAN (DOB 05/26/40)—Trustee* (since 1986)—1701 Market Street, Philadelphia, PA 19103. Self-employed Consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI, SIMC, the Administrator and the Distributor. Director of SEI since 1974; Secretary of SEI since 1978. Director of the Distributor since 2003. Director of SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia), Limited, SEI Asset Korea Co., Ltd., SEI Global Nominee Ltd. and SEI Investments—Unit Trust Management (UK) Limited. Trustee/Director of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Alpha Strategy Portfolios, LP and Adviser Managed Trust.

Independent Trustees.

GEORGE J. SULLIVAN, JR. (DOB 11/13/42)—Trustee (since 1996)—Retired since January 2012. Self-employed Consultant, Newfound Consultants Inc., April 1997—December 2011. Member of the independent review committee for SEI’s Canadian-registered mutual funds. Trustee/Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Alpha Strategy Portfolios, LP and Adviser Managed Trust.

ROSEMARIE B. GRECO (DOB 03/31/46)—Trustee (since 1999)—Founder and Principal, GRECOventures Ltd. (private management consulting firm), 1999—2002, March 2011 to present. Senior Advisor to Governor, Governor’s Office of Health Care Reform, Commonwealth of Pennsylvania, January 2009—January 2011. Director, Governor’s Office of Health Care Reform, Commonwealth of Pennsylvania, January 2002—December 2008. Director, Sunoco, Inc. and Pennsylvania Real Estate Investment Trust, until 2011. Director, Exelon Corporation. Trustee/Director of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Alpha Strategy Portfolios, LP and Adviser Managed Trust.

NINA LESAVOY (DOB 07/24/57)—Trustee** (since 2003)—Founder and Managing Director, Avec Capital (strategic fundraising firm), since April 2008. Managing Director, Cue Capital (strategic fundraising firm), March 2002-March 2008. Trustee/Director of SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Alpha Strategy Portfolios, LP and Adviser Managed Trust.

JAMES M. WILLIAMS (DOB 10/10/47)—Trustee (since 2004)—Vice President and Chief Investment Officer, J. Paul Getty Trust, Non Profit Foundation for Visual Arts, since December 2002. President, Harbor Capital Advisors and Harbor Mutual Funds, 2000-2002. Manager, Pension Asset Management, Ford Motor Company, 1997-1999. Trustee/Director of Ariel Mutual Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Alpha Strategy Portfolios, LP and Adviser Managed Trust.

*                 Mr. Doran may be deemed to be an “interested” person (as defined in the 1940 Act) of the Fund by virtue of his relationship with the Trust’s Distributor and SIMC.

**          Ms. Lesavoy is a Trustee who may be deemed to be an “interested” person (as the term is defined in the 1940 Act) of the Large Cap Disciplined Equity Fund by virtue of her beneficial interest in securities issued by a controlling person of GEAMI, the Sub-Adviser who manages the assets of that Fund. In addition, Ms. Lesavoy may be deemed to be an “interested” person of the Large Cap Fund by virtue of her beneficial interest in securities issued by a controlling person of Brown Advisory, the Sub-Adviser who manages assets of that Fund.

MITCHELL A. JOHNSON (DOB 03/01/42)—Trustee (since 2007)—Private Investor since 1994. Director, Federal Agricultural Mortgage Corporation (Farmer Mac). Trustee/Director of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Alpha Strategy Portfolios, LP and Adviser Managed Trust.

HUBERT L. HARRIS, JR. (DOB 07/15/43)—Trustee*** (since 2008)—Retired since December 2005. Chief Executive Officer, INVESCO North America, August 2003-December 2005. Chief Executive Officer and Chair of the Board of Directors, AMVESCAP Retirement, Inc., January 1998-August 2003. Director of AMVESCAP PLC from 1993-2004. Director, Colonial Banc Group, Inc., 2003-2009. Chair of the Board of Trustees, Georgia Tech Foundation, Inc.(nonprofit corporation), 2007-2009, and member of the Executive Committee, 2003-2011; currently emeritus trustee. Director of St. Joseph’s Translational Research Institute (nonprofit corporation), 2009-present. Member of the Board of Councilors of the Carter Center (nonprofit corporation). Trustee/Director of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Alpha Strategy Portfolios, LP and Adviser Managed Trust.

Individual Trustee Qualifications. The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Fund provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Fund, and to exercise their business judgment in a manner that serves the best interests of the Fund’s shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Mr. Nesher should serve as Trustee because of the experience he has gained in his various roles with SEI Investments Company, which he joined in 1974, his knowledge of and experience in the financial services industry and the experience he has gained serving as trustee of the Trust since 1986.

The Trust has concluded that Mr. Doran should serve as Trustee because of the experience he gained serving as a Partner in the Investment Management and Securities Industry Practice of a large law firm, his experience in and knowledge of the financial services industry and the experience he has gained serving as trustee of the Trust since 1986.

The Trust has concluded that Mr. Sullivan should serve as Trustee because of the experience he gained as a certified public accountant and financial consultant, his experience in and knowledge of public company accounting and auditing and the financial services industry, the experience he gained as an officer of a large financial services firm in its operations department and his experience from serving as trustee of the Trust since 1996.

The Trust has concluded that Ms. Greco should serve as Trustee because of the experience she gained serving as a Director of several large public companies and as a Trustee of a real estate investment trust, the experience and knowledge she gained serving as President and Chief Executive Officer of a large commercial bank, her experience in and knowledge of the financial services industry and the experience she has gained serving as trustee of the Trust since 1999.

***  Mr. Harris is a Trustee who may be deemed to be an “interested” person (as that term is defined in the 1940 Act) of the Large Cap Disciplined Equity Fund by virtue of his beneficial interest in securities issued by a controlling person of GEAMI, the Sub-Adviser who manages the assets of that Fund.

The Trust has concluded that Ms. Lesavoy should serve as Trustee because of the experience she gained as a Director of several private equity fundraising firms and marketing and selling a wide range of investment products to institutional investors, her experience in and knowledge of the financial services industry and the experience she has gained serving as trustee of the Trust since 2003.

The Trust has concluded that Mr. Williams should serve as Trustee because of the experience he gained as Chief Investment Officer of a non-profit foundation, the President of an investment management firm, the President of a registered investment company and the Manager of a public company’s pension assets, his experience in and knowledge of the financial services industry and the experience he has gained serving as trustee of the Trust since 2004.

The Trust has concluded that Mr. Johnson should serve as Trustee because of the experience he gained as a senior vice president, corporate finance, of a Fortune 500 Company, his experience in and knowledge of the financial services and banking industries, the experience he gained serving as a director of other mutual funds and the experience he has gained serving as trustee of the Trust since 2007.

The Trust has concluded that Mr. Harris should serve as Trustee because of the experience he gained as Chief Executive Officer and Director of an investment management firm, the experience he gained serving on the Board of a public company, his experience in and knowledge of the financial services and banking industries and the experience he has gained serving as trustee of the Trust since 2008.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund. Moreover, references to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of, or reflect any conclusion that, the Board or any Trustee has any special expertise or experience, and shall not be deemed to impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Board Standing Committees. The Board has established the following standing committees:

•  Audit Committee. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: (i) recommending which firm to engage as the Trust’s independent auditor and whether to terminate this relationship; (ii) reviewing the independent auditor’s compensation, the proposed scope and terms of its engagement and the firm’s independence; (iii) pre-approving audit and non-audit services provided by the Trust’s independent auditor to the Trust and certain other affiliated entities; (iv) serving as a channel of communication between the independent auditor and the Trustees; (v) reviewing the results of each external audit, including any qualifications in the independent auditor’s opinion, any related management letter, management’s responses to recommendations made by the independent auditor in connection with the audit, reports submitted to the Audit Committee by the internal auditing department of the Trust’s

Administrator that are material to the Trust as a whole, if any, and management’s responses to any such reports; (vi) reviewing the Trust’s audited financial statements and considering any significant disputes between the Trust’s management and the independent auditor that arose in connection with the preparation of those financial statements; (vii) considering, in consultation with the independent auditor and the Trust’s senior internal accounting executive, if any, the independent auditor’s report on the adequacy of the Trust’s internal financial controls; (viii) reviewing, in consultation with the Trust’s independent auditor, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust’s financial statements; and (ix) other audit related matters. In addition, the Audit Committee is responsible for the oversight of the Trust’s compliance program. Messrs. Sullivan, Williams, Johnson and Harris, Ms. Greco and Ms. Lesavoy currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met XX (XX) during the Trust’s most recently completed fiscal year.

•  Fair Value Pricing Committee. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust’s service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee’s determinations are reviewed by the Board. Messrs. Nesher and Sullivan currently serve as the Board’s delegates on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met XX (XX) times during the Trust’s most recently completed fiscal year.

•  Governance Committee. The Board has a standing Governance Committee that is composed of each of the Independent Trustees of the Trust. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: (i) considering and reviewing Board governance and compensation issues; (ii) conducting a self assessment of the Board’s operations; (iii) selecting and nominating all persons to serve as independent Trustees and evaluating the qualifications of “interested” (as that term is defined under the 1940 Act) Trustee candidates; and (iv) reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Governance Committee at the applicable Trust’s offices. Messrs. Sullivan, Williams, Johnson and Harris, Ms. Greco and Ms. Lesavoy currently serve as members of the Governance Committee. The Governance Committee shall meet at the direction of its Chair as often as appropriate to accomplish its purpose. In any event, the Governance Committee shall meet at least once each year and shall conduct at least one meeting in person. The Governance Committee met XX (XX) times during the Trust’s most recently completed fiscal year.

Fund Shares Owned by Board Members. The following table shows the dollar amount range of each Trustee’s “beneficial ownership” of shares of the Fund and shares of funds in the Fund Complex (as described below) as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC.

“Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities and Exchange Act of 1934 (the “1934 Act”). The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

Name	Dollar Range of Fund Shares (Fund)*	Aggregate Dollar Range of Shares (Fund Complex)*
Interested
Mr. Nesher	$XX - $XX	$XX - $XX
Mr. Doran	$XX - $XX	$XX - $XX
Independent
Mr. Sullivan	$XX - $XX	$XX - $XX
Ms. Greco	$XX - $XX	$XX - $XX
Ms. Lesavoy**	$XX - $XX	$XX - $XX
Mr. Williams	$XX - $XX	$XX - $XX
Mr. Johnson	$XX - $XX	$XX - $XX
Mr. Harris**	$XX - $XX	$XX - $XX

*  Valuation date is December 31, 2012. The Fund Complex currently consists of XX portfolios of the following trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Alpha Strategy Portfolios, LP, Adviser Managed Trust and New Covenant Funds.

**  Mr. Harris and Ms. Lesavoy are Trustees who may be deemed to be “interested” persons (as that term is defined in the 1940 Act) of the Large Cap Disciplined Equity Fund by virtue of their beneficial interest in securities issued by a controlling person of GEAMI, the Sub-Adviser who manages the assets of that Fund. In addition, Ms. Lesavoy may be deemed to be an “interested” person of the Large Cap Fund by virtue of her beneficial interest in securities issued by a controlling person of Brown Advisory, the Sub-Adviser who manages the assets of that Fund.

Board Compensation. The Trust paid the following fees to the Trustees during its most recently completed fiscal year.

Name	Aggregate Compensation		Pension or Retirement Benefits Accrued as Part of Fund Expenses		Estimated Annual Benefits Upon Retirement		Total Compensation From the Trust and Fund Complex**
Interested
Mr. Nesher		$0		$0		$0		$0
Mr. Doran		$0		$0		$0		$0
Independent
Mr. Sullivan	$	XX	$	XX	$	XX	$	XX
Ms. Greco	$	XX	$	XX	$	XX	$	XX
Ms. Lesavoy***	$	XX	$	XX	$	XX	$	XX
Mr. Williams	$	XX	$	XX	$	XX	$	XX
Mr. Johnson	$	XX	$	XX	$	XX	$	XX
Mr. Harris***	$	XX	$	XX	$	XX	$	XX

**  The Fund Complex currently consists of XX portfolios of the following trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Alpha Strategy Portfolios, LP, Adviser Managed Trust and New Covenant Funds.

***  Mr. Harris and Ms. Lesavoy are Trustees who may be deemed to be “interested” persons (as that term is defined in the 1940 Act) of the Large Cap Disciplined Equity Fund by virtue of their beneficial interest in securities issued by a controlling person of GEAMI, the Sub-Adviser who manages the assets of that Fund. In addition, Ms. Lesavoy may be deemed to be an “interested” person of the Large Cap Fund by virtue of her beneficial interest in securities issued by a controlling person of Brown Advisory, the Sub-Adviser who manages the assets of that Fund.

Trust Officers. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. None of the officers, except for Russell Emery, the Chief Compliance Officer (“CCO”) of the Trust, receives compensation from the Trust for his or her services. The Trust’s CCO serves in the same capacity for the other SEI trusts included in the Fund Complex, and the Trust pays its pro-rata share of the aggregate compensation payable to the CCO for his services.

Certain officers of the Trust also serve as officers to one or more mutual funds to which SEI or its affiliates act as investment adviser, administrator or distributor.

The officers of the Trust have been elected by the Board. Each officer shall hold office until the election and qualification of his or her successor, or until earlier resignation or removal.

ROBERT A. NESHER (DOB 08/17/46)—President and Chief Executive Officer (since 2005)—See biographical information above under the heading “Interested Trustees.”

TIMOTHY D. BARTO (DOB 03/28/68)—Vice President and Secretary (since 2002)—Vice President and Secretary of SEI Institutional Transfer Agent, Inc. since 2009. General Counsel and Secretary of SIMC and the Administrator since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI since 2001.

PETER A. RODRIGUEZ (DOB 1/18/62)—Controller and Chief Financial Officer (since 2011)—Director, Funds Accounting, SEI Investments Global Funds Services, since March 2011, September 2002 to March 2005 and 1997-2002; Director, Mutual Fund Trading, SEI Private Trust Company, May 2009 to February 2011; Director, Asset Data Services, Global Wealth Services, June 2006 to April 2009. Director, Portfolio Accounting, SEI Investments Global Funds Services, March 2005 to June 2006.

STEPHEN G. MACRAE (DOB 12/08/67)—Vice President (since 2012)—Director of Global Investment Product Management, January 2004 to present.

RUSSELL EMERY (DOB 12/18/62)—Chief Compliance Officer (since 2006)—Chief Compliance Officer of SEI Institutional Investments Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Liquid Asset Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds since March 2006. Chief Compliance Officer of SEI Structured Credit Fund, LP and SEI Alpha Strategy Portfolios, LP since June

2007. Chief Compliance Officer of Adviser Managed Trust since December 2010. Director of Investment Product Management and Development of SIMC, February 2003-March 2006.

AARON C. BUSER (DOB 11/19/70)—Vice President and Assistant Secretary (since 2008)—Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2007. Attorney, Stark & Stark (law firm), March 2004-July 2007.

DAVID F. MCCANN (DOB 03/19/76)—Vice President and Assistant Secretary (since 2009)—Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Reath, LLP (law firm), May 2005-October 2008.

KERI E. ROHN (DOB 08/24/80)—Anti-Money Laundering Compliance Officer (since 2011) and Privacy Officer (since 2009)—Compliance Officer of SEI Investments Company, June 2003-present.

PROXY VOTING POLICIES AND PROCEDURES

The Fund has delegated proxy voting responsibilities to SIMC, subject to the Board’s general oversight. In delegating proxy voting responsibilities, the Fund has directed that proxies be voted consistent with the Fund’s best economic interests. SIMC has adopted its own proxy voting policies and guidelines for this purpose (the “Procedures”). As required by applicable regulations, SIMC has provided this summary of its Procedures concerning proxies voted by SIMC on behalf of each investment advisory client who delegates voting responsibility to SIMC, which includes the Fund (the “Client”). The Procedures may be changed as necessary to remain current with regulatory requirements and internal policies and procedures.

SIMC votes proxies in the best economic interests of the Client. SIMC has elected to retain an independent proxy voting service (the “Service”) to vote proxies for Client accounts, which votes proxies in accordance with Proxy Voting Guidelines (the “Guidelines”) approved by SIMC’s Proxy Voting Committee (the “Committee”). The Guidelines set forth the manner in which SIMC will vote on matters that may come up for shareholder vote. The Service will review each matter on a case-by-case basis, and vote the proxies in accordance with the Guidelines. For example, the Guidelines provide that SIMC will vote in favor of proposals to require shareholder ratification of any poison pill, shareholder proposals that request companies to adopt confidential voting, and for management proposals to do so, and shareholder social, workforce, and environmental proposals that create good corporate citizens while enhancing long-term shareholder value, and will vote against director nominees (or the Board) if it believes that a nominee (or the Board) has not served the economic long-term interests of shareholders.

Prior to voting a proxy, the Service makes available to SIMC its recommendation on how to vote in light of the Guidelines. SIMC retains the authority to overrule the Service’s recommendation on any specific proxy proposal and to instruct the Service to vote in a manner determined by the Committee. Before doing so, the Committee will determine whether SIMC may have a material conflict of interest regarding the proposal. If the Committee determines that SIMC has such a material conflict, SIMC shall instruct the Service to vote in accordance with the Service’s recommendation unless SIMC, after full disclosure to the Client of the nature of the conflict, obtains the Client’s consent to voting in the manner determined by the Committee (or otherwise obtains instructions from the Client as to how to vote on the proposal).

With respect to proxies of an affiliated investment company or series thereof, the Committee will vote such proxies in the same proportion as the vote of all other shareholders of the investment company or series thereof (i.e., “echo vote” or “mirror vote”).

For each proxy, SIMC maintains all related records as required by applicable law. The Client may obtain, without charge, a copy of SIMC’s Procedures and Guidelines, or information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, by calling SIMC at 1-800-DIAL-SEI, by writing to SIMC at One Freedom Valley Drive, Oaks, Pennsylvania 19456, or on the SEC’s website at http://www.sec.gov.

PURCHASE AND REDEMPTION OF SHARES

Shares of the Fund may be purchased in exchange for securities included in the Fund subject to the Administrator’s determination that the securities are acceptable. Securities accepted in an exchange will be valued at the market value. All accrued interest and subscription of other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Trust and must be delivered by the shareholder to the Trust upon receipt from the issuer. A shareholder may recognize a gain or a loss for federal income tax purposes in making the exchange.

The Administrator will not accept securities for the Fund unless: (1) such securities are appropriate in the Fund at the time of the exchange; (2) such securities are acquired for investment and not for resale; (3) the shareholder represents and agrees that all securities offered to the Trust for the Fund are not subject to any restrictions upon their sale by the Fund under the 1933 Act, or otherwise; (4) such securities are traded on the American Stock Exchange, the New York Stock Exchange (“NYSE”) or on NASDAQ in an unrelated transaction with a quoted sales price on the same day the exchange valuation is made or, if not listed on such exchanges or on NASDAQ, have prices available from an independent pricing service approved by the Board; and (5) the securities may be acquired under the investment restrictions applicable to the Fund.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period during which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or evaluation of the portfolio securities is not reasonably practicable, or for such other periods as the SEC may by order permit. The Trust also reserves the right to suspend sales of shares of the Fund for any period during which the NYSE, the Administrator, the advisers, the Distributor and/or the custodian are not open for business. Currently, the following holidays are observed by the Trust: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

It is currently the Trust’s policy to pay for all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in kind of securities held by the Fund in lieu of cash. Shareholders may incur brokerage charges in connection with the sale of such securities. However, a shareholder will at all times be entitled to aggregate cash redemptions from the Fund of the Trust during any 90-day period of up to the lesser of $250,000 or 1% of the Trust’s net assets in cash. A gain or loss for federal income tax purposes would be realized by a shareholder subject to taxation upon an in-kind redemption depending upon the shareholder’s basis in the shares of the Fund redeemed.

Fund securities may be traded on foreign markets on days other than a Business Day or the net asset value of the Fund may be computed on days when such foreign markets are closed. In addition, foreign markets may close at times other than 4:00 p.m. Eastern Time. As a consequence, the net asset value of a share of the Fund may not reflect all events that may affect the value of the Fund’s foreign securities unless the adviser determines that such events materially affect net asset value in which case net asset value will be determined by consideration of other factors.

Certain shareholders in the Fund may obtain asset allocation services from SIMC and other financial intermediaries with respect to their investments in the Fund. If a sufficient amount of the Fund’s assets are subject to such asset allocation services, the Fund may incur higher transaction costs and a higher portfolio turnover rate than would otherwise be anticipated as a result of redemptions and purchases of Fund shares pursuant to such services. Further, to the extent that SIMC is providing asset allocation services and providing investment advice to the Fund, it may face conflicts of interest in fulfilling its responsibilities because of the possible differences between the interests of its asset allocation clients and the interest of the Fund.

Use of Third-Party Independent Pricing Agents. The Fund’s Pricing and Valuation Procedures provide that any change in a primary pricing agent or a pricing methodology requires prior approval by the Board of Trustees. However, when the change would not materially affect valuation of the Fund’s net assets or involve a material departure in pricing methodology from that of the Fund’s existing pricing agent or pricing methodology, Board approval may be obtained at the next regularly scheduled Board meeting.

TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the federal, state, local or foreign tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning. You are urged to consult with your own tax advisor.

This discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative or court decisions, may significantly change the conclusions expressed herein and may have a retroactive effect with respect to the transactions contemplated herein.

Qualification as a RIC and Taxation of the Fund

The Fund intends to qualify and elect to be treated as a “regulated investment company” (“RIC”) as defined under Subchapter M of the Code. By following such policy, the Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. The Board reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.

In order to qualify for treatment as a RIC under the Code, the Fund must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income, plus the excess of net short-term capital gain over net long-term capital losses) (“Distribution Requirement”) and must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks or securities or foreign currencies or other income (including gains from forward contracts) derived with respect to its business of investing in stocks, securities and currencies, and net income derived from an interest in a qualified publicly traded partnership (the “90% Test”); (ii) at the close of each quarter of the Fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, United States Government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the outstanding voting securities of the issuer (the “Asset Test”); and (iii)

at the close of each quarter of the Fund’s taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, the securities (other than the securities of other RICs) of two or more issuers engaged in the same, similar, or related trades or businesses if the Fund owns at least 20% of the voting power of such issuers, or the securities of one or more qualified publicly traded partnerships.

Notwithstanding the Distribution Requirement described above, which only requires the Fund to distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain, the Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year at least 98% of its ordinary income for that year and 98.2% of its capital gain net income for the one-year period ending on October 31, of that year, plus certain other amounts. The Fund intends to make sufficient distributions to avoid liability for the federal excise tax applicable to RICs.

If the Fund fails to satisfy the qualifying income or diversification requirements in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period of time. If the Fund fails to qualify as a RIC, and these relief provisions are not available, the Fund will be taxable at regular corporate rates (and, to the extent applicable, corporate alternative minimum tax). In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits, subject to the dividends-received deduction for corporate shareholders and the lower tax rates applicable to qualified dividend income distributed to individuals. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before re-qualifying as a RIC. The Board reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.

For taxable years beginning after December 22, 2010, the Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

Recently enacted legislation changed the treatment of capital loss carryovers for RICs. The new rules provide that such losses are carried over by the Fund indefinitely. Thus, if the Fund has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010, the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. In addition, the carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Internal Revenue Code.

The Fund receives income generally in the form of dividends and interest on its investment. The Fund’s income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. Any distributions of dividends by the Fund will be taxable as ordinary income, whether you take them in cash or additional shares. Unless the Fund invests solely in fixed income securities, all or a portion of such dividends may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (lower rates apply to individuals in lower tax brackets)) to the extent that the Fund receives qualified dividend income. Qualified dividend income includes, in general, subject to certain holding period requirements and other requirements, dividend income from certain U.S. and foreign corporations. Eligible foreign corporations include those incorporated in possessions of the United States, those incorporated in certain countries with comprehensive tax treaties with the United States and those whose stock is tradable on an established securities market in the United States. A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares of the Fund on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares of the Fund become ex-dividend with respect to such dividend (and the Fund also satisfies those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Internal Revenue Code. It is expected if the Fund invests in fixed income securities, distributions will primarily consist of ordinary income and that these distributions will not be eligible for the lower tax rates applicable to qualified dividend income. Distributions received by the Fund from an ETF that is taxable as a RIC will be treated as qualified dividend income only to the extent so designated by such ETF.

The Fund may derive capital gains and losses in connection with sale or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term gains will be taxable to you at long-term capital gains rates, regardless of how long you have held your shares in the Fund. Long-term capital gains are currently taxed at a maximum rate of 15%. Absent further legislation, the maximum 15% rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2012.

The Fund may use a tax management technique known as “highest-in, first-out.” Using this technique, the portfolio holdings that have experienced the smallest gain or largest loss are sold first in an effort to minimize capital gains and enhance after tax returns.

Recent legislation effective beginning in 2013 provides that U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) will be subject to a new 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends and capital gains (including capital gains realized on the sale or exchange of shares of the Fund).

Dividends declared to shareholders of record in October, November or December and actually paid in January of the following year will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

The use of hedging strategies, such as entering into forward foreign currency contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the income received in connection therewith by the Fund. These complex tax rules also could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gains, accelerate the recognition of income to the Fund and/or defer to the Fund’s ability to recognize losses. Income from foreign currencies, and income from transactions in forward contracts that are directly related to the Fund’s business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement.

Because the Fund’s income is derived primarily from investments in foreign rather than domestic U.S. securities, no portion of its distributions is expected to be eligible for the dividends-received deduction.

With respect to investments in STRIPS, TRs, TIGRs, LYONs, CATS and other zero coupon securities that are sold at original issue discount and thus do not make periodic cash interest payments, the Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because the Fund distributes all of its net investment income to its shareholders, the Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the advisers would not have chosen to sell such securities and which may result in taxable gain or loss.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by theFund to include the market discount in income as it accrues, gain on the Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

If you buy shares when the Fund has realized but not yet distributed income or capital gains, you will be “buying a dividend” by paying the full price for the shares and gains and receiving back a portion of the price in the form of a taxable distribution.

If the Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

The Fund may invest in complex securities. These investments may be subject to numerous special and complex rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund’s ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

If one or more ETFs generates more non-qualifying income for purposes of the “90% Test” than the Fund’s portfolio management expects, it could cause the Fund to inadvertently fail the 90% Test thereby causing the Fund to inadvertently fail to qualify as a regulated investment company under the Code.

The status of the swap contracts and other commodity-linked derivative instruments under tests to qualify as a RIC was addressed in Revenue Ruling 2006-1 and Revenue Ruling 2006-31 which provide that income from commodity-linked swaps will not be considered qualifying income for purposes of the 90% Test. However, it is the intention of the Fund’s management to restrict the income from commodity-linked swaps (when combined with non-qualifying income from its other investments) to be less than 10% of the gross income of the Fund during any fiscal year in order to maintain its qualification as a RIC.

The Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. The Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund. It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the 90% qualifying requirement. The Fund distributes to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of the Fund’s fiscal year on futures or options transactions. Such distributions are combined with distributions of capital gains realized on the Fund’s other investments and shareholders are advised on the nature of the distributions.

As described above, gains from the sale or other disposition of foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived from investing in stock, securities, or foreign currencies generally are included as qualifying income in applying the 90% Test. It should be noted, however, that for purposes of the 90% Test, the Secretary of the Treasury is authorized to issue regulations that would exclude from qualifying income foreign currency gains which are not directly related to the RIC’s principal business of investing in stock or securities (or options and futures with respect to stock or securities). No regulations have been issued pursuant to this authorization. It is possible, however, that such regulations may be issued in the future. It is possible that under such future regulations the Fund may no longer satisfy the 90% Test and might fail to qualify as RICs.

It is also possible that the Fund’s strategy of investing in foreign currency-related financial instruments might cause the Fund to fail to satisfy the Asset Test, resulting in their failure to qualify as RICs. Failure of the Asset Test might result from a determination by the Internal Revenue Service that financial instruments in which the Fund invests are not securities. Moreover, even if the financial instruments are treated as securities, a determination by the Internal Revenue Service regarding the identity of the issuers of the securities or the fair market values of the securities that differs from the determinations made by the Fund could result in the failure by the Fund to diversify their investments in a manner necessary to satisfy the Asset Test. It is also currently unclear who will be treated as the issuer of a foreign currency instrument for purposes of the Asset Test. The tax treatment of the Fund and its shareholders in the event the Fund fails to qualify as a RIC is described above under “Regulated Investment Company Status.”

Sale or Exchange of Shares

Any gain or loss recognized on a sale, exchange or redemption of shares of the Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. All or a portion of any loss that you realize upon the redemption of the Fund’s shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

Legislation passed by Congress in 2008 requires the Fund (or its administrative agent) to report to the Internal Revenue Service (“IRS”) and furnish to Fund shareholders the cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to the present law requirement to report the gross proceeds from the sale of Fund shares, the Fund will also be required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares the Fund will permit Fund shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election, the Fund will use a default cost basis method which can be obtained from the Fund or the administrator. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them. These new reporting requirements only apply to require the reporting of the gross proceeds from the sale of Fund shares acquired and sold after December 31, 2011.

Foreign Taxes

Dividends and interest received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and United States possessions that would reduce the yield on the Fund’s securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Fund will be eligible to, and will, file an election with the Internal Revenue Service that will enable shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and United States possessions income taxes paid by the Fund. Pursuant to the election, the Fund will treat those taxes as dividends paid to its shareholders. Each shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit (subject to significant limitations) against the shareholder’s federal income tax. If the Fund makes the election, it will report annually to its shareholders the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and United States possessions.

Foreign tax credits, if any, received by the Fund as a result of an investment in another RIC (including an ETF which is taxable as a RIC) will not be passed through to you unless the Fund qualifies as a “qualified fund of funds” under the Code. If the Fund is a “qualified fund of funds” it will be eligible to file an election with the IRS that will enable the Fund to pass along these foreign tax credits to its shareholders. The Fund will be treated as a “qualified fund of funds” under the Code if at least 50% of the value of the Fund’s total assets (at the close of each quarter of the Fund’s taxable year) is represented by interests in other RICs.

The Fund’s transactions in foreign currencies and forward foreign currency contracts will be subject to special provisions of the Internal Revenue Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark-to-market certain types of positions in their portfolios (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the RIC distribution requirements for avoiding income and excise taxes. The Fund intends to monitor their transactions, intend to make the appropriate tax elections, and intend to make the appropriate entries in their books and records when they acquire any foreign currency or forward foreign currency contract in order to mitigate the effect of these rules so as to prevent disqualification of the Fund as a RIC and minimize the imposition of income and excise taxes.

If the Fund owns shares in certain foreign investment entities, referred to as “passive foreign investment companies” or “PFIC,” the Fund will be subject to one of the following special tax regimes: (i) the Fund is liable for U.S. federal income tax, and an additional interest charge, on a portion of any “excess distribution” from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a “qualifying electing fund” or “QEF,” the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund’s pro rata share of the ordinary earnings and net capital gains of the passive foreign investment company, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above.

Backup Withholding and Other Tax Issues

The Fund will be required in certain cases to withhold at applicable withholding rates and remit to the United States Treasury the amount withheld on amounts payable to any shareholder who: (i) has provided the Fund either an incorrect tax identification number or no number at all; (ii) who is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends; (iii) who has failed to certify to the Fund that such shareholder is not subject to backup withholding; or (iv) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

For taxable years beginning after December 31, 2014, a U.S. withholding tax at a 30% rate will be imposed on dividends and proceeds from the sale of Fund shares received by shareholders who own their shares through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied.

Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as the Fund are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Non-U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisor prior to investing in the Fund.

State Taxes

The Fund is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. Many states grant tax-free status to ordinary income distributions that the Fund pays to you, which are derived from interest on direct obligations of the U.S. Government. Some states have minimum investment requirements for this tax-free status that must be met by the Fund. Investments in Ginnie Mae or Fannie Mae securities, bankers’ acceptances, commercial paper and repurchase requirements collateralized by U.S. Government securities do not generally qualify for state tax-free treatment. The rules or exclusion of this income are different for corporate shareholders. Depending upon state and local law, distributions by the Fund to shareholders and the ownership of shares may be subject to state and local taxes. Shareholders are urged to consult their tax advisors regarding the state and local tax consequences of investments in the Fund.

PORTFOLIO TRANSACTIONS

The Trust has no obligation to deal with any broker-dealer or group of brokers or dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trustees, the advisers are responsible for placing orders to execute Fund transactions. In placing orders, it is the Trust’s policy to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), size, type and difficulty of the transaction involved, the firm’s general execution and operational facilities, and the firm’s risk in positioning the securities involved. While the advisers generally seek reasonably competitive spreads or brokerage commissions, the Trust will not necessarily be paying the lowest spread or commission available. The Trust will not purchase portfolio securities from any affiliated person acting as principal except in conformity with the regulations of the SEC.

The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Fund’s advisers may select a broker based upon brokerage or research services provided to the advisers. The advisers may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act (“Section 28(e)”) permits the advisers, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). In the case of research services, the advisers believe that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Fund. In addition to agency transactions, the advisers may receive brokerage and research services in connection with certain riskless principal transactions, as defined by Financial Industry Regulatory Authority Rules and in accordance with applicable SEC guidance.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the advisers might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The advisers may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the advisers will be in addition to and not in lieu of the services required to be performed by the Fund’s advisers under the Investment Advisory Agreements. Any advisory or other fees paid to the advisers are not reduced as a result of the receipt of research services.

In some cases an adviser may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, the adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the adviser faces a potential conflict of interest, but the adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the advisers with research services. The Financial Industry Regulatory Authority has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

SIMC and the Sub-Adviser, in the exercise of joint investment discretion over the assets of the Fund, may execute a substantial portion of the Fund’s portfolio transactions through a commission recapture program that SIMC has arranged with the Distributor (the “Program”). SIMC then requests, but does not require, that the Sub-Adviser execute a portion of the Fund’s portfolio transactions through the Program. Under the Program, the Distributor receives a commission, in its capacity as an introducing broker, on Fund portfolio transactions. The Distributor then returns to the Fund a portion of the commissions earned on the portfolio transactions, and such payments are used by the Fund to pay Fund operating expenses. The Sub-Adviser is authorized to execute trades pursuant to the Program, provided that the Sub-Adviser determines that such trading is consistent with its duty to seek best execution on Fund portfolio transactions. As disclosed in the Trust’s prospectuses, SIMC in many cases voluntarily waives fees that it is entitled to receive for providing services to the Fund and/or reimburses expenses of the Fund in order to maintain the Fund’s total operating expenses at or below a specified level. In such cases, the portion of commissions returned to the Fund under the Program will generally be used to pay Fund expenses that may otherwise have been voluntarily waived or reimbursed by SIMC or its affiliates, thereby increasing the portion of the Fund fees that SIMC and its affiliates are able to receive and retain. In cases where SIMC and its affiliates are not voluntarily waiving Fund fees or reimbursing expenses, then the portion of commissions returned to the Fund under the Program will directly decrease the overall amount of operating expenses of the Fund borne by shareholders.

SIMC also from time to time executes trades with the Distributor, again acting as introducing broker, in connection with the transition of the securities and other assets included in the Fund’s portfolio when there is a change in Sub-Adviser in the Fund or a reallocation of assets to the Fund’s Sub-Adviser. An unaffiliated third-party broker selected by SIMC or the Sub-Adviser provides execution and clearing services with respect to such trades, and is compensated for such services out of the commission paid to the Distributor on the trades. All such transactions effected using the Distributor as introducing broker must be accomplished in a manner that is consistent with the Trust’s policy to achieve best net results, and must comply with the Trust’s procedures regarding the execution of Fund transactions through affiliated brokers. The Fund does not direct brokerage to brokers in recognition of, or as compensation for, the promotion or sale of Fund shares.

For the fiscal years ended September 30, 2010, 2011 and 2012, the Fund paid the following brokerage fees:

	Total $ Amount of Brokerage Commissions Paid (000)					Total $ Amount of Brokerage Commissions Paid to Affiliated Brokers (000)					% of Total Brokerage Commissions Paid to the Affiliated Brokers		% of Total Brokerage Transactions Effected Through Affiliated Brokers
Fund	2010		2011	2012		2010		2011	2012		2012		2012
Multi-Strategy Alternative Fund	—	***	$—	$	XX	—	***	$—	$	XX	XX	%	XX	%

***  Commenced operations on March 31, 2010.

The portfolio turnover rate for the Fund for the fiscal years ending September 30, 2010 and 2011 was as follows:

	Turnover Rate
Fund	2011	2012
Multi-Strategy Alternative Fund	25%	XX	%

The Trust is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Trust has acquired during its most recent fiscal year. As of September 30, 2012, the Trust held the following securities:

Fund	Name of Issuer	Type of Security	Amount (000)

Multi-Strategy Alternative Fund

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

The Fund’s portfolio holdings can be obtained on the Internet at the following address: http://www.seic.com/holdings (the “Portfolio Holdings Website”). The Board has approved a policy that provides that portfolio holdings may not be made available to any third party until after such information has been posted on the Portfolio Holdings Website, with limited exceptions noted below. This policy effectively addresses conflicts of interest and controls the use of portfolio holdings information by making such information available to all investors on an equal basis.

Sixty calendar days after the end of each quarter, a list of all portfolio holdings in the Fund as of the end of such quarter shall be made available on the Portfolio Holdings Website. Beginning on the day after any portfolio holdings information is posted on the Portfolio Holdings Website, such information will be delivered directly to any person that requests it, through electronic or other means. The portfolio holdings information placed on the Portfolio Holdings Website with respect to the Fund shall remain there until the sixtieth calendar day following the twelfth month after the date to which the data relates, at which time it will be permanently removed from the site.

Portfolio holdings information may be provided to independent third-party reporting services (e.g., Lipper or Morningstar), but will be delivered no earlier than the date such information is posted on the Portfolio Holdings Website, unless the reporting service executes a confidentiality agreement with the Trust that is satisfactory to the Trust’s officers and that provides that the reporting service will not trade on the information. The Fund currently has no arrangements to provide portfolio holdings information to any third-party reporting services prior to the availability of such holdings on the Portfolio Holdings Website.

Portfolio holdings information may also be provided at any time (and as frequently as daily) to the Fund’s Trustees, SIMC, the Sub-Adviser, the Distributor, the Administrator, the custodian, the independent proxy voting service retained by SIMC, the Fund’s third-party independent pricing agents and the Fund’s independent registered public accounting firm, as well as to state and federal regulators and government agencies, and as otherwise requested by law or judicial process. Service providers will be subject to a duty of confidentiality with respect to any portfolio holdings information, whether imposed by the provisions of the service provider’s contract with the Trust or by the nature of its relationship with the Trust. Portfolio holdings of the Fund may also be provided to a prospective service provider for the Fund, so long as the prospective service provider executes a confidentiality agreement with the Fund in such form as deemed acceptable by an officer of the Fund. The Board exercises on-going oversight of the disclosure of Fund portfolio holdings by overseeing the implementation and enforcement of the Fund’s policies and procedures by the Chief Compliance Officer and by considering reports and recommendations by the Chief Compliance Officer regarding any material compliance matters.

Neither the Fund, SIMC, nor any other service provider to the Fund may receive compensation or other consideration for providing portfolio holdings information.

The Fund files a complete schedule of their portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of shares of the Fund, each of which represents an equal proportionate interest in the Fund. Each share upon liquidation entitles a shareholder to a pro rata share in the net assets of the Fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares or separate classes of the portfolio. Share certificates representing the shares will not be issued.

Any series of the Trust may reorganize or merge with one or more other series of the Trust or another investment company. Any such reorganization or merger shall be pursuant to the terms and conditions specified in an agreement and plan of reorganization authorized and approved by the Trustees and entered into by the relevant series in connection therewith. In addition, such reorganization or merger may be authorized by vote of a majority of the Trustees then in office and, to the extent permitted by applicable law, without the approval of shareholders of any series.

LIMITATION OF TRUSTEES’ LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or administrators, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

CODES OF ETHICS

The Board has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the advisers and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees (“access persons”). Rule 17j-1 and the Codes are reasonably designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

VOTING

Each share held entitles the shareholder of record to one vote. The shareholders of the Fund will vote separately on matters pertaining solely to the Fund, such as any distribution plan. As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Where the Prospectus or SAI state that an investment limitation or a fundamental policy may not be changed without shareholder approval, such approval means the vote of: (i) 67% or more of the affected Fund’s shares present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the affected Fund’s outstanding shares, whichever is less.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a business trust could, under certain circumstances, be held personally liable as partners for the obligations of the Trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust’s Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the

Declaration of Trust provides for indemnification out of the Trust property for any shareholders held personally liable for the obligations of the Trust.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of [ ], the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% and 25% or more of the shares of the Fund. Persons who owned of record or beneficially more than 25% of the Fund’s outstanding shares may be deemed to control the Fund within the meaning of the 1940 Act. Shareholders controlling the Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of shareholders of the Fund. The Trust believes that most of the shares referred to below were held by the below persons in accounts for their fiduciary, agency, or custodial customers.

Name and Address	Number of Shares	Percent of Fund
Multi-Strategy Alternative Fund—Class A Shares

CUSTODIANS

U.S. Bank National Association (“U.S. Bank”), located at 425 Walnut Street, Cincinnati, Ohio 45202, acts as wire agent and custodian for the assets of the Multi-Strategy Alternative Fund. U.S. Bank holds cash, securities and other assets of the Fund as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, located at 1601 Market Street, Philadelphia, Pennsylvania 19103, serves as the Trust’s independent registered public accounting firm.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, located at 1701 Market Street, Philadelphia, Pennsylvania 19103, serves as counsel to the Trust.

DESCRIPTION OF RATINGS

DESCRIPTION OF CORPORATE BOND RATINGS

The following descriptions of corporate bond ratings have been published by Moody’s, S&P, and Fitch, Inc., (“Fitch”), respectively.

DESCRIPTION OF MOODY’S LONG-TERM RATINGS

Aaa  Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged”. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa  Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A  Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa  Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

DESCRIPTION OF S&P’S LONG-TERM RATINGS

INVESTMENT GRADE

AAA  Debt rated “AAA” has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA  Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the highest rated debt only in small degree.

A  Debt rated “A” has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB  Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

DESCRIPTION OF FITCH’S LONG-TERM RATINGS

INVESTMENT GRADE BOND

AAA  Bonds rated AAA are judged to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times greater than interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions.

AA  Bonds rated AA are judged to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

A  Bonds rated A are considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB  Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

The following descriptions of commercial paper ratings have been published by Moody’s, Standard and Poor’s, and Fitch, Inc., respectively.

DESCRIPTION OF MOODY’S SHORT-TERM RATINGS

PRIME-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•  Leading market positions in well-established industries.

•  High rates of return on funds employed.

•  Conservative capitalization structures with moderate reliance on debt and ample asset protection.

•  Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•  Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation.

Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

S&P’S SHORT-TERM RATINGS

A-1  This highest category indicates that the degree of safety regarding timely payment is strong. Debt determined to possess extremely strong safety characteristics is denoted with a plus sign (+) designation.

A-2  Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1”.

DESCRIPTION OF FITCH’S SHORT-TERM RATINGS

F-1  Highest Credit Quality. Indicates the best capacity for timely payment of financial commitments; may have an added “+” to denote exceptionally strong credit feature.

F-2  Good Credit Quality. A satisfactory capacity for timely payment, but the margin of safety is not as great as in the case of the higher ratings.

F-3  Fair Credit Quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

PART C. OTHER INFORMATION

Item 28.  Exhibits:

(a)(1)  Registrant's Agreement and Declaration of Trust, dated October 17, 1986, as originally filed with Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the Securities and Exchange Commission ("SEC") on October 17, 1986, is herein incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on January 28, 1998.

(a)(2)  Amendment, dated December 23, 1988, to the Declaration of Trust, dated October 17, 1986, is herein incorporated by reference to Exhibit 1(a) of Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on December 19, 1997.

(b)  Amended and Restated By-Laws, dated September 13, 2011, are herein incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 77 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 2, 2011.

(c)  Not Applicable.

(d)(1)  Investment Advisory Agreement, dated December 16, 1994, between the Trust and SEI Investments Management Corporation ("SIMC") is herein incorporated by reference to Exhibit (5)(cc) of Post-Effective Amendment No. 26 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on January 28, 1997.

(d)(2)  Amended Schedule B, as last revised December 6, 2011, to the Investment Advisory Agreement, dated December 16, 1994, between the Trust and SIMC is herein incorporated by reference to Exhibit (d)(2) of Post-Effective Amendment No. 80 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on January 17, 2012.

(d)(3)  Investment Sub-Advisory Agreement, dated July 13, 2006, between SIMC and Acadian Asset Management LLC (f/k/a Acadian Asset Management Inc.) with respect to the Global Managed Volatility Fund is herein incorporated by reference to Exhibit (d)(84) of Post-Effective Amendment No. 56 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 29, 2006.

(d)(4)  Amended Schedule B, as last revised March 29, 2010, to the Investment Sub-Advisory Agreement, dated July 13, 2006, between SIMC and Acadian Asset Management LLC (f/k/a Acadian Asset Management Inc.) with respect to the Global Managed Volatility Fund is herein incorporated by reference to Exhibit (d)(41) of Post-Effective Amendment No. 75 to Registrant's Registration Statement on Form N-1A (Files Nos. 033-09504 and 811-04878), filed with the SEC on January 28, 2011.

(d)(5)  Amendment, dated January 6, 2012, to the Investment Sub-Advisory Agreement, dated July 13, 2006, with Amended Schedule B, as last revised March 29, 2010, between SIMC and Acadian Asset Management LLC with respect to the Global Managed Volatility Fund is herein incorporated by reference to Exhibit (d)(5) of Post-Effective Amendment No. 80 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on January 17, 2012.

(d)(6)  Investment Sub-Advisory Agreement, dated September 14, 2011, between SIMC and AllianceBernstein L.P. with respect to the Small Cap, Small Cap Growth and Tax-Managed Small/Mid Cap Funds is herein incorporated by reference to Exhibit (d)(5) of Post-Effective Amendment No. 77 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 2, 2011.

(d)(7)  Amended Schedules A and B, as last revised December 9, 2011, to the Investment Sub-Advisory Agreement, dated September 14, 2011, between SIMC and AllianceBernstein L.P. with respect to the Small Cap, Small Cap Growth, Tax-Managed Small/Mid Cap, Multi-Asset Inflation Managed and Multi-Asset Capital Stability Funds are herein incorporated by reference to Exhibit (d)(7) of Post-Effective Amendment No. 80 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on January 17, 2012.

(d)(8)  Investment Sub-Advisory Agreement, dated July 1, 2003, between SIMC and Analytic Investors, LLC (f/k/a Analytic Investors, Inc.) with respect to the Large Cap Disciplined Equity Fund is herein incorporated by reference to Exhibit (d)(38) of Post-Effective Amendment No. 37 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on August 29, 2003.

(d)(9)  Amended Schedules A and B, as last revised July 9, 2009, to the Investment Sub-Advisory Agreement, dated July 1, 2003, between SIMC and Analytic Investors, LLC (f/k/a Analytic Investors, Inc.) with respect to the U.S. Managed Volatility (f/k/a Managed Volatility), Global Managed Volatility and Large Cap Funds are herein incorporated by reference to Exhibit (d)(54) of Post-Effective Amendment No. 71 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 24, 2009.

(d)(10)  Amendment, dated December 9, 2011, to the Investment Sub-Advisory Agreement, dated July 1, 2003, with Amended Schedules A and B, as last revised July 9, 2009, between SIMC and Analytic Investors, LLC with respect to the U.S. Managed Volatility and Global Managed Volatility Funds is herein incorporated by reference to Exhibit (d)(13) of Post-Effective Amendment No. 80 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on January 17, 2012.

(d)(11)  Investment Sub-Advisory Agreement, dated December 17, 2007, between SIMC and Analytic Investors, LLC with respect to the Tax-Managed Managed Volatility Fund is herein incorporated by reference to Exhibit (d)(86) of Post-Effective Amendment No. 64 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on January 28, 2008.

(d)(12)  Investment Sub-Advisory Agreement, dated July 8, 2009, between SIMC and AQR Capital Management, LLC with respect to the Small Cap and Small Cap Growth Funds is herein incorporated by reference to Exhibit (d)(83) of Post-Effective Amendment No. 71 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 24, 2009.

(d)(13)  Amendment, dated June 28, 2011, and Amended Schedules A and B, as last revised June 28, 2011, to the Investment Sub-Advisory Agreement, dated July 8, 2009, between SIMC and AQR Capital Management, LLC with respect to the Small Cap, Small Cap Growth, Large Cap and Tax-Managed Large Cap Funds are herein incorporated by reference to Exhibit (d)(13) of Post-Effective Amendment No. 77 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 2, 2011.

(d)(14)  Amended Schedules A and B, as last revised January 6, 2012, to the Investment Sub-Advisory Agreement, dated July 8, 2009, as amended, June 28, 2011, between SIMC and AQR Capital Management, LLC with respect to the Small Cap, Small Cap Growth, Large Cap, Tax-Managed Large Cap and Multi-Asset Accumulation Funds are herein incorporated by reference to Exhibit (d)(17) of Post-Effective Amendment No. 80 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on January 17, 2012.

(d)(15)  Investment Sub-Advisory Agreement, dated March 30, 2007, between SIMC and Ares Management LLC with respect to the High Yield Bond Fund is herein incorporated by reference to Exhibit (d)(108) of Post-Effective Amendment No. 64 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on January 28, 2008.

(d)(16)  Amended Schedules A and B, as last revised May 21, 2009, to the Investment Sub-Advisory Agreement, dated March 30, 2007, between SIMC and Ares Management LLC with respect to the High Yield Bond and Enhanced Income Funds are herein incorporated by reference to Exhibit (d)(92) of Post-Effective Amendment No. 70 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on June 29, 2009.

(d)(17)  Investment Sub-Advisory Agreement, dated July 1, 2003, between SIMC and AJO, LP (f/k/a Aronson+Johnson+Ortiz, LP) with respect to the Large Cap Value and Tax-Managed Large Cap Funds is herein incorporated by reference to Exhibit (d)(33) of Post-Effective Amendment No. 39 to the Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on August 29, 2003.

(d)(18)  Amendment, dated June 24, 2011, and amended Schedules A and B, as last revised June 24, 2011, to the Investment Sub-Advisory Agreement, dated July 1, 2003, between SIMC and AJO, LP (f/k/a Aronson+Johnson+Ortiz, LP) with respect to the Large Cap Value, Tax-Managed Large Cap, U.S. Managed Volatility, Tax-Managed Managed Volatility and Large Cap Funds are herein incorporated by reference to Exhibit (d)(17) of Post-Effective Amendment No. 77 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 2, 2011.

(d)(19)  Amendment, dated December 15, 2011, and amended Schedule B, as last revised December 15, 2011, to the Investment Sub-Advisory Agreement, dated July 1, 2003, as amended, June 24, 2011, between SIMC and AJO, LP (f/k/a Aronson+Johnson+Ortiz, LP) with respect to the Large Cap, Large Cap Value, Tax-Managed Large Cap, U.S. Managed Volatility and Tax-Managed Managed Volatility Funds is herein incorporated by reference to Exhibit (d)(22) of Post-Effective Amendment No. 80 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on January 17, 2012.

(d)(20)  Investment Sub-Advisory Agreement, dated March 26, 1999, between SIMC and Artisan Partners Limited Partnership with respect to the Small Cap Value Fund is herein incorporated by reference to Exhibit (d)(23) of Post-Effective Amendment No. 38 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on January 28, 2003.

(d)(21)  Amendment, dated July 1, 2003, to the Investment Sub-Advisory Agreement, dated March 26, 1999, between SIMC and Artisan Partners Limited Partnership with respect to the Small Cap Value Fund is herein incorporated by reference to Exhibit (d)(47) of Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 12, 2003.

(d)(22)  Investment Sub-Advisory Agreement, dated March 31, 2009, between SIMC and Brigade Capital Management, LLC with respect to the High Yield Bond Fund is herein incorporated by reference to Exhibit (d)(103) of Post-Effective Amendment No. 70 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on June 29, 2009.

(d)(23)  Investment Sub-Advisory Agreement, dated September 27, 2010, between SIMC and Brown Advisory LLC (f/k/a Brown Investment Advisory Incorporated) with respect to the Large Cap, Large Cap Growth and Tax-Managed Large Cap Funds is herein incorporated by reference to Exhibit (d)(73) of Post-Effective Amendment No. 75 to Registrant's Registration Statement on Form N-1A (Files Nos. 033-09504 and 811-04878), filed with the SEC on January 28, 2011.

(d)(24)  Amendment, dated June 24, 2011, and amended Schedules A and B, as last revised June 24, 2011, to the Investment Sub-Advisory Agreement, dated September 27, 2010, between SIMC and Brown Advisory LLC (f/k/a Brown Investment Advisory Incorporated) with respect to the Large Cap, Large Cap Growth and Tax-Managed Large Cap Funds are herein incorporated by reference to Exhibit (d)(22) of Post-Effective Amendment No. 77 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 2, 2011.

(d)(25)  Investment Sub-Advisory Agreement, dated September 28, 2010, between SIMC and Century Capital Management, LLC with respect to the Tax-Managed Small/Mid Cap Fund (f/k/a the Tax-Managed Small Cap Fund) is herein incorporated by reference to Exhibit (d)(74) of Post-Effective Amendment No. 75 to Registrant's Registration Statement on Form N-1A (Files Nos. 033-09504 and 811-04878), filed with the SEC on January 28, 2011.

(d)(26)  Investment Sub-Advisory Agreement, dated January 4, 2010, between SIMC and Delaware Management Company, a series of Delaware Management Business Trust, with respect to the Large Cap, Large Cap Growth and Tax-Managed Large Cap Funds is herein incorporated by reference to Exhibit (d)(81) of Post-Effective Amendment No. 73 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on January 28, 2010.

(d)(27)  Amended Schedules A and B, as last revised June 29, 2011, to the Investment Sub-Advisory Agreement, dated January 4, 2010, between SIMC and Delaware Management Company, a series of Delaware Management Business Trust, with respect to the Large Cap Growth and Large Cap Funds are herein incorporated by reference to Exhibit (d)(25) of Post-Effective Amendment No. 77 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 2, 2011.

(d)(28)  Amendment, dated September 15, 2011, to the Investment Sub-Advisory Agreement, dated January 4, 2010, as amended June 29, 2011, between SIMC and Delaware Management Company, a series of Delaware Management Business Trust, with respect to the Large Cap Growth and Large Cap Funds is herein incorporated by reference to Exhibit (d)(26) of Post-Effective Amendment No. 77 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 2, 2011.

(d)(29)  Investment Sub-Advisory Agreement, dated January 4, 2010, between SIMC and Delaware Management Company, a series of Delaware Management Business Trust, with respect to the High Yield Bond Fund is herein incorporated by reference to Exhibit (d)(82) of Post-Effective Amendment No. 73 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on January 28, 2010.

(d)(30)  Investment Sub-Advisory Agreement, dated June 29, 2011, between SIMC and Delaware Management Company, a series of Delaware Management Business Trust, with respect to the Tax-Managed Large Cap Fund is herein incorporated by reference to Exhibit (d)(28) of Post-Effective Amendment No. 77 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 2, 2011.

(d)(31)  Amendment, dated September 15, 2011, to the Investment Sub-Advisory Agreement, dated June 29, 2011, between SIMC and Delaware Management Company, a series of Delaware Management Business Trust, with respect to the Tax-Managed Large Cap Fund is herein incorporated by reference to Exhibit (d)(29) of Post-Effective Amendment No. 77 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 2, 2011.

(d)(32)  Investment Sub-Advisory Agreement, dated March 26, 2009, between SIMC and Guggenheim Investment Management, LLC with respect to the High Yield Bond Fund is herein incorporated by reference to Exhibit (d)(102) of Post-Effective Amendment No. 70 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on June 29, 2009.

(d)(33)  Investment Sub-Advisory Agreement, dated January 10, 2012, between SIMC and Guggenheim Partners Asset Management, LLC with respect to the Multi-Asset Income Fund is herein incorporated by reference to Exhibit (d)(36) of Post-Effective Amendment No. 80 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on January 17, 2012.

(d)(34)  Amended Schedule B, as last revised March 30, 2012, to the Investment Sub-Advisory Agreement, dated January 10, 2012, between SIMC and Guggenheim Partners Asset Management, LLC with respect to the Multi-Asset Income Fund is herein incorporated by reference to Exhibit (d)(38) of Post-Effective Amendment No. 85 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on April 3, 2012.

(d)(35)  Investment Sub-Advisory Agreement, dated October 21, 2005, between SIMC and INTECH Investment Management LLC (f/k/a Enhanced Investment Technologies, LLC) with respect to the Large Cap Growth Fund is herein incorporated by reference to Exhibit (d)(75) of Post-Effective Amendment No. 45 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on December 2, 2005.

(d)(36)  Amended Schedules A and B, as last revised June 30, 2011, to the Investment Sub-Advisory Agreement, dated October 21, 2005, between SIMC and INTECH Investment Management LLC (f/k/a Enhanced Investment Technologies, LLC) with respect to the Large Cap Growth Fund are herein incorporated by reference to Exhibit (d)(32) of Post-Effective Amendment No. 77 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 2, 2011.

(d)(37)  Investment Sub-Advisory Agreement, dated January 1, 2011, between SIMC and Integrity Asset Management, LLC with respect to the Small Cap Fund is herein incorporated by reference to Exhibit (d)(33) of Post-Effective Amendment No. 77 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 2, 2011.

(d)(38)  Amendment, dated October 5, 2011, to the Investment Sub-Advisory Agreement, dated January 1, 2011, between SIMC and Integrity Asset Management, LLC with respect to the Small Cap Fund is herein incorporated by reference to Exhibit (d)(34) of Post-Effective Amendment No. 77 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 2, 2011.

(d)(39)  Investment Sub-Advisory Agreement, dated July 13, 2007, between SIMC and Janus Capital Management LLC with respect to the Small Cap Growth Fund is herein incorporated by reference to Exhibit (d)(106) of Post-Effective Amendment No. 63 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 30, 2007.

(d)(40)  Investment Sub-Advisory Agreement, dated April 1, 2010, between SIMC and Jennison Associates LLC with respect to the Core Fixed Income and U.S. Fixed Income Funds is herein incorporated by reference to Exhibit (d)(75) of Post-Effective Amendment No. 75 to Registrant's Registration Statement on Form N-1A (Files Nos. 033-09504 and 811-04878), filed with the SEC on January 28, 2011.

(d)(41)  Investment Sub-Advisory Agreement, dated October 3, 2005, between SIMC and J.P. Morgan Investment Management Inc. with respect to the High Yield Bond Fund is herein incorporated by reference to Exhibit (d)(76) of Post-Effective Amendment No. 45 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on December 2, 2005.

(d)(42)  Amended Schedules A and B, as last revised June 24, 2011, to the Investment Sub-Advisory Agreement, dated October 3, 2005, between SIMC and J.P. Morgan Investment Management Inc. with respect to the High Yield Bond, Core Fixed Income, U.S. Fixed Income, Small Cap, Small Cap Growth and Mid-Cap Funds are herein incorporated by reference to Exhibit (d)(38) of Post-Effective Amendment No. 77 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 2, 2011.

(d)(43)  Amendment, dated January 25, 2012, to the Investment Sub-Advisory Agreement, dated October 3, 2005, with Amended Schedules A and B, as last revised June 24, 2011, between SIMC and J.P. Morgan Investment Management Inc. with respect to the High Yield Bond, U.S. Fixed Income, Core Fixed Income, Small Cap, Small Cap Growth and Mid-Cap Funds is herein incorporated by reference to Exhibit (d)(46) of Post-Effective Amendment No. 81 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on January 27, 2012.

(d)(44)  Investment Sub-Advisory Agreement, dated March 29, 2010, between SIMC and Lazard Asset Management LLC with respect to the Large Cap Value Fund is herein incorporated by reference to Exhibit (d)(76) of Post-Effective Amendment No. 75 to Registrant's Registration Statement on Form N-1A (Files Nos. 033-09504 and 811-04878), filed with the SEC on January 28, 2011.

(d)(45)  Investment Sub-Advisory Agreement, dated July 21, 2009, between SIMC and Lee Munder Capital Group, LLC with respect to the Small Cap Value, Small Cap Growth and Tax-Managed Small/Mid Cap (f/k/a the Tax-Managed Small Cap) Funds is herein incorporated by reference to Exhibit (d)(84) of Post-Effective Amendment No. 71 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 24, 2009.

(d)(46)  Amended Schedules A and B, as last revised April 8, 2010, to the Investment Sub-Advisory Agreement, dated July 21, 2009, between SIMC and Lee Munder Capital Group, LLC with respect to the Small Cap Value, Small Cap Growth, Tax-Managed Small/Mid Cap (f/k/a the Tax-Managed Small Cap) and Mid-Cap Funds are herein incorporated by reference to Exhibit (d)(70) of Post-Effective Amendment No. 75 to Registrant's Registration Statement on Form N-1A (Files Nos. 033-09504 and 811-04878), filed with the SEC on January 28, 2011.

(d)(47)  Investment Sub-Advisory Agreement, dated March 31, 1995, between SIMC and LSV Asset Management with respect to the Large Cap Value Fund is herein incorporated by reference to Exhibit (5)(q) of Post-Effective Amendment No. 25 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 30, 1995.

(d)(48)  Amendment, dated July 1, 2003, to Investment Sub-Advisory Agreement, dated March 31, 1995, between SIMC and LSV Asset Management with respect to the Large Cap Value and Small Cap Value Funds is herein incorporated by reference to Exhibit (d)(53) of Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 12, 2003.

(d)(49)  Amended Schedule C, dated July 2003, to the Investment Sub-Advisory Agreement, dated March 31, 1995 and as amended July 1, 2003, between SIMC and LSV Asset Management with respect to the Large Cap Value and Small Cap Value Funds is herein incorporated by reference to Exhibit (d)(80) of Post-Effective Amendment No. 51 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on July 10, 2006.

(d)(50)  Investment Sub-Advisory Agreement, dated August 14, 2000, between SIMC and LSV Asset Management with respect to the Tax-Managed Small/Mid Cap Fund (f/k/a the Tax-Managed Small Cap Fund) is herein incorporated by reference to Exhibit (d)(48) of Post-Effective Amendment No. 35 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 28, 2000.

(d)(51)  Amendment, dated July 1, 2003, to the Investment Sub-Advisory Agreement, dated August 14, 2000, between SIMC and LSV Asset Management with respect to the Tax-Managed Small/Mid Cap Fund (f/k/a the Tax-Managed Small Cap Fund) is herein incorporated by reference to Exhibit (d)(55) of Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 12, 2003.

(d)(52)  Investment Sub-Advisory Agreement, dated August 3, 2001, between SIMC and LSV Asset Management with respect to the Tax-Managed Large Cap Fund is herein incorporated by reference to Exhibit (d)(63) of Post-Effective Amendment No. 37 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on January 28, 2002.

(d)(53)  Amendment, dated July 1, 2003, to the Investment Sub-Advisory Agreement, dated August 3, 2001, between SIMC and LSV Asset Management with respect to the Tax-Managed Large Cap Fund is herein incorporated by reference to Exhibit (d)(54) of Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 12, 2003.

(d)(54)  Amended Schedule A, as last revised September 25, 2009, to the Investment Sub-Advisory Agreement, dated August 3, 2001 and as amended July 1, 2003, between SIMC and LSV Asset Management with respect to the Tax-Managed Large Cap and Large Cap Funds is herein incorporated by reference to Exhibit (d)(50) of Post-Effective Amendment No. 71 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 24, 2009.

(d)(55)  Investment Sub-Advisory Agreement, dated November 30, 2010, between SIMC and LSV Asset Management with respect to the U.S. Managed Volatility and Tax-Managed Managed Volatility Funds is herein incorporated by reference to Exhibit (d)(50) of Post-Effective Amendment No. 77 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 2, 2011.

(d)(56)  Investment Sub-Advisory Agreement, dated December 9, 2002, between SIMC and Martingale Asset Management LP with respect to the Small Cap Value Fund is herein incorporated by reference to Exhibit (d)(27) of Post-Effective Amendment No. 38 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on January 28, 2003.

(d)(57)  Amendment, dated July 1, 2003, to the Investment Sub-Advisory Agreement, dated December 9, 2002, between SIMC and Martingale Asset Management LP with respect to the Small Cap Value Fund is herein incorporated by reference to Exhibit (d)(57) of Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 12, 2003.

(d)(58)  Amended Schedules A and B, as last revised December 18, 2006, to the Investment Sub-Advisory Agreement, dated December 9, 2002 and as amended July 1, 2003, between SIMC and Martingale Asset Management LP with respect to the Small Cap Value and Small Cap Growth Funds are herein incorporated by reference to Exhibit (d)(93) of Post-Effective Amendment No. 58 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on January 29, 2007.

(d)(59)  Amendment, dated September 30, 2011, to the Investment Sub-Advisory Agreement, dated December 9, 2002 and as amended July 1, 2003, and with Schedules A and B, as last revised December 18, 2005, between SIMC and Martingale Asset Management LP with respect to the Small Cap Value Fund is herein incorporated by reference to Exhibit (d)(54) of Post-Effective Amendment No. 77 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 2, 2011.

(d)(60)  Investment Sub-Advisory Agreement, dated February 23, 2010, between SIMC and Metropolitan West Asset Management LLC with respect to the Core Fixed Income and U.S. Fixed Income Funds is herein incorporated by reference to Exhibit (d)(77) of Post-Effective Amendment No. 75 to Registrant's Registration Statement on Form N-1A (Files Nos. 033-09504 and 811-04878), filed with the SEC on January 28, 2011.

(d)(61)  Investment Sub-Advisory Agreement, dated September 10, 2003, between SIMC and Parametric Portfolio Associates LLC with respect to the Tax-Managed Large Cap Fund is herein incorporated by reference to Exhibit (d)(16) of Post-Effective Amendment No. 40 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 12, 2003.

(d)(62)  Amendment, dated December 9, 2011, to the Investment Sub-Advisory Agreement, dated September 10, 2003, between SIMC and Parametric Portfolio Associates LLC with respect to the Tax-Managed Large Cap Fund is herein incorporated by reference to Exhibit (d)(63) of Post-Effective Amendment No. 80 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on January 17, 2012.

(d)(63)  Investment Sub-Advisory Agreement, dated June 27, 2005, between SIMC and Parametric Portfolio Associates LLC with respect to the Tax-Managed Small/Mid Cap Fund (f/k/a the Tax-Managed Small Cap Fund) is herein incorporated by reference to Exhibit (d)(73) of Post-Effective Amendment No. 45 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on December 2, 2005.

(d)(64)  Amended Schedules A and B, as last revised March 22, 2007, to the Investment Sub-Advisory Agreement, dated June 27, 2005, between SIMC and Parametric Portfolio Associates LLC with respect to the Tax-Managed Small/Mid Cap (f/k/a the Tax-Managed Small Cap) and Tax-Managed Managed Volatility Funds is herein incorporated by reference to Exhibit (d)(63) of Post-Effective Amendment No. 64 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on January 28, 2008.

(d)(65)  Investment Sub-Advisory Agreement, dated July 1, 2003, between SIMC and Quantitative Management Associates LLC (f/k/a Prudential Investment Management, Inc.) with respect to the Large Cap Disciplined Equity Fund is herein incorporated by reference to Exhibit (d)(38) of Post-Effective Amendment No. 39 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on August 29, 2003.

(d)(66)  Assignment and Assumption Agreement, dated July 1, 2004, between SIMC, Prudential Investment Management, Inc. and Quantitative Management Associates LLC with respect to the Large Cap Disciplined Equity Fund is herein incorporated by reference to Exhibit (d)(44) of Post-Effective Amendment No. 43 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 29, 2004.

(d)(67)  Amended Schedules A and B, as last revised July 8, 2009, to the Investment Sub-Advisory Agreement, dated July 1, 2003, as assigned and assumed, July 1, 2004, between SIMC and Quantitative Management Associates LLC with respect to the Large Cap Growth, Tax-Managed Large Cap, Mid-Cap and Large Cap Funds are herein incorporated by reference to Exhibit (d)(64) of Post-Effective Amendment No. 71 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 24, 2009.

(d)(68)  Amendment, dated January 23, 2012, to the Investment Sub-Advisory Agreement, dated July 1, 2003, as assigned and assumed July 1, 2004, with Amended Schedules A and B, as last revised July 8, 2009, between SIMC and Quantitative Management Associates LLC (f/k/a Prudential Investment Management, Inc.) with respect to the Mid-Cap Fund is herein incorporated by reference to Exhibit (d)(71) of Post-Effective Amendment No. 81 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on January 27, 2012.

(d)(69)  Investment Sub-Advisory Agreement, dated September 28, 2006, between SIMC and Robeco Investment Management, Inc. (f/k/a Weiss, Peck & Greer Investments) with respect to the Small Cap Value Fund is herein incorporated by reference to Exhibit (d)(93) of Post-Effective Amendment No. 56 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 29, 2006.

(d)(70)  Amended Schedules A and B, as last revised September 23, 2009, to the Investment Sub-Advisory Agreement, dated September 28, 2006, between SIMC and Robeco Investment Management, Inc. (f/k/a Weiss, Peck & Greer Investments) with respect to the Small Cap and Small Cap Value Funds are herein incorporated by reference to Exhibit (d)(62) of Post-Effective Amendment No. 71 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 24, 2009.

(d)(71)  Investment Sub-Advisory Agreement, dated July 1, 2003, between SIMC and Security Capital Research & Management Incorporated with respect to the Real Estate Fund is herein incorporated by reference to Exhibit (d)(41) of Post-Effective Amendment No. 39 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on August 29, 2003.

(d)(72)  Amended Schedules A and B, as last revised March 24, 2011, to the Investment Sub-Advisory Agreement, dated July 1, 2003, between SIMC and Security Capital Research & Management Incorporated with respect to the Real Estate and Small Cap Value Funds are herein incorporated by reference to Exhibit (d)(65) of Post-Effective Amendment No. 77 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 2, 2011.

(d)(73)  Amendment, dated September 15, 2011, to the Investment Sub-Advisory Agreement, dated July 1, 2003, and with Amended Schedules A and B, as last revised March 24, 2011, between SIMC and Security Capital Research & Management Incorporated with respect to the Real Estate and Small Cap Value Funds is herein incorporated by reference to Exhibit (d)(66) of Post-Effective Amendment No. 77 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 2, 2011.

(d)(74)  Investment Sub-Advisory Agreement, dated July 6, 2007, between SIMC and SSgA Funds Management, Inc. with respect to the S&P 500 Index Fund is herein incorporated by reference to Exhibit (d)(97) of Post-Effective Amendment No. 62 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on August 3, 2007.

(d)(75)  Investment Sub-Advisory Agreement, dated June 24, 2011, between SIMC and Tocqueville Asset Management LP with respect to the Large Cap Value Fund is herein incorporated by reference to Exhibit (d)(68) of Post-Effective Amendment No. 77 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 2, 2011.

(d)(76)  Investment Sub-Advisory Agreement, dated September 13, 2011, between SIMC and Turner Investments, L.P. (f/k/a Turner Investment Partners Inc) with respect to the Multi-Strategy Alternative Fund is herein incorporated by reference to Exhibit (d)(69) of Post-Effective Amendment No. 77 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 2, 2011.

(d)(77)  Investment Sub-Advisory Agreement, dated December 8, 2011, between SIMC and Timberline Asset Management LLC (f/k/a TW Asset Management LLC) with respect to the Small Cap and Small Cap Growth Funds is herein incorporated by reference to Exhibit (d)(77) of Post-Effective Amendment No. 80 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on January 17, 2012.

(d)(78)  Investment Sub-Advisory Agreement, dated March 31, 2011, between SIMC and Urdang Securities Management Inc with respect to the Real Estate Fund is herein incorporated by reference to Exhibit (d)(70) of Post-Effective Amendment No. 77 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 2, 2011.

(d)(79)  Investment Sub-Advisory Agreement, dated June 24, 2011, between SIMC and Waddell & Reed Investment Management Co with respect to the Large Cap Fund is herein incorporated by reference to Exhibit (d)(71) of Post-Effective Amendment No. 77 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 2, 2011.

(d)(80)  Investment Sub-Advisory Agreement, dated June 24, 2011, between SIMC and Waddell & Reed Investment Management Co with respect to the Tax-Managed Large Cap Fund is herein incorporated by reference to Exhibit (d)(72) of Post-Effective Amendment No. 77 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 2, 2011.

(d)(81)  Investment Sub-Advisory Agreement, dated November 12, 2003, between SIMC and Wellington Management Company, LLP with respect to the Real Estate Fund is herein incorporated by reference to Exhibit (d)(84) of Post-Effective Amendment No. 42 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on January 29, 2004.

(d)(82)  Amended Schedules A and B, as last revised June 30, 2009, to the Investment Sub-Advisory Agreement, dated November 12, 2003, between SIMC and Wellington Management Company, LLP with respect to the Enhanced Income, Real Return and Tax-Managed Small/Mid Cap (f/k/a the Tax-Managed Small Cap) Funds are herein incorporated by reference to Exhibit (d)(66) of Post-Effective Amendment No. 71 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 24, 2009.

(d)(83)  Investment Sub-Advisory Agreement, dated September 30, 2003, between SIMC and Wells Capital Management Incorporated with respect to the Core Fixed Income Fund is herein incorporated by reference to Exhibit (d)(73) of Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 12, 2003.

(d)(84)  Amended Schedules A and B, as last revised April 30, 2009, to the Investment Sub-Advisory Agreement, dated September 30, 2003, between SIMC and Wells Capital Management Incorporated with respect to the Core Fixed Income and U.S. Fixed Income Funds are herein incorporated by reference to Exhibit (d)(47) of Post-Effective Amendment No. 70 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on June 29, 2009.

(d)(85)  Investment Sub-Advisory Agreement, dated December 10, 2010, between SIMC and WestEnd Advisors, LLC with respect to the Large Cap Fund is herein incorporated by reference to Exhibit (d)(79) of Post-Effective Amendment No. 75 to Registrant's Registration Statement on Form N-1A (Files Nos. 033-09504 and 811-04878), filed with the SEC on January 28, 2011.

(d)(86)  Amended Schedules A and B, as last revised March 23, 2011, to the Investment Sub-Advisory Agreement, dated December 10, 2010, between SIMC and WestEnd Advisors, LLC with respect to the Large Cap and Tax-Managed Large Cap Funds are herein incorporated by reference to Exhibit (d)(78) of Post-Effective Amendment No. 77 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 2, 2011.

(d)(87)  Amendment, dated June 24, 2011, to the Investment Sub-Advisory Agreement, dated December 10, 2010 and with Amended Schedules A and B, as last revised March 23, 2011, between SIMC and WestEnd Advisors, LLC with respect to the Large Cap and Tax-Managed Large Cap Funds is herein incorporated by reference to Exhibit (d)(79) of Post-Effective Amendment No. 77 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 2, 2011.

(d)(88)  Investment Sub-Advisory Agreement, dated March 24, 1997, between SIMC and Western Asset Management Company with respect to the Core Fixed Income Fund is herein incorporated by reference to Exhibit 5(dd) of Post-Effective Amendment No. 26 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on January 28, 1998.

(d)(89)  Amendment, dated July 1, 2003, to the Investment Sub-Advisory Agreement, dated March 24, 1997, between SIMC and Western Asset Management Company with respect to the Core Fixed Income Fund is herein incorporated by reference to Exhibit (d)(72) of Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 12, 2003.

(d)(90)  Amended Schedules A and B, as last revised April 28, 2009, to the Investment Sub-Advisory Agreement, dated March 24, 1997 and as amended July 1, 2003, between SIMC and Western Asset Management Company with respect to the Core Fixed Income and U.S. Fixed Income Funds are herein incorporated by reference to Exhibit (d)(6) of Post-Effective Amendment No. 69 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on April 29, 2009.

(d)(91)  Investment Sub-Advisory Agreement, dated November 7, 2005, between SIMC and Western Asset Management Company Limited with respect to the Core Fixed Income Fund is herein incorporated by reference to Exhibit (d)(74) of Post-Effective Amendment No. 45 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on December 2, 2005.

(d)(92)  Amended Schedules A and B, as last revised April 28, 2009, to the Investment Sub-Advisory Agreement, dated November 7, 2005, between SIMC and Western Asset Management Company Limited with respect to the Core Fixed Income and U.S. Fixed Income Funds are herein incorporated by reference to Exhibit (d)(55) of Post-Effective Amendment No. 69 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on April 29, 2009.

(d)(93)  Investment Sub-Advisory Agreement, dated December 13, 2010, between SIMC and William Blair & Company L.L.C. with respect to the Small Cap Value, Small Cap and Tax-Managed Small/Mid Cap (f/k/a the Tax-Managed Small Cap) Funds is herein incorporated by reference to Exhibit (d)(80) of Post-Effective Amendment No. 75 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on January 28, 2011.

(e)(1)  Amended and Restated Distribution Agreement, dated September 16, 2002, between the Trust and SEI Investments Distribution Co. is herein incorporated by reference to Exhibit (e) of Post-Effective Amendment No. 38 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on January 28, 2003.

(e)(2)  Amended Schedule A, as last revised December 6, 2011, to the Amended and Restated Distribution Agreement, dated September 16, 2002, between the Trust and SEI Investments Distribution Co. is herein incorporated by reference to Exhibit (e)(2) of Post-Effective Amendment No. 80 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on January 17, 2012.

(f)  Not Applicable.

(g)(1)  Custodian Agreement, dated August 23, 2011, between the Trust and Brown Brothers Harriman & Co. is herein incorporated by reference to Exhibit (g)(1) of Post-Effective Amendment No. 77 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 2, 2011.

(g)(2)  Schedule of Global Custody Services and Charges, dated February 28, 2011, to the Custodian Agreement between the Trust and Brown Brothers Harriman & Co. is herein incorporated by reference to Exhibit (g)(2) of Post-Effective Amendment No. 77 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 2, 2011.

(g)(3)  Mutual Fund Custody Agreement (originally dated September 17, 2004 by and between the Trust and Wachovia Bank, National Association and as filed with the SEC as Exhibit (g) of Post-Effective Amendment No. 43 to Registrant's Registration Statement on November 29, 2004), as amended and assigned August 16, 2006, between the Trust and U.S. Bank National Association is herein incorporated by reference to Exhibit (g)(3) of Post-Effective Amendment No. 56 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 29, 2006.

(g)(4)  Amendment, dated June 23, 2009, to the Mutual Fund Custody Agreement, dated September 17, 2004, as amended and assigned August 16, 2006, between the Trust and U.S. Bank National Association is herein incorporated by reference to Exhibit (g)(3) of Post-Effective Amendment No. 70 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on June 29, 2009.

(g)(5)  Amendment, dated February 19, 2010, to the Mutual Fund Custody Agreement, dated September 17, 2004, as amended and assigned August 16, 2006, and as amended June 23, 2009, between the Trust and U.S. Bank National Association is herein incorporated by reference to Exhibit (g)(5) of Post-Effective Amendment No. 77 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 2, 2011.

(g)(6)  Amendment, dated March 29, 2010, to the Mutual Fund Custody Agreement, dated September 17, 2004, as amended and assigned August 16, 2006, and as amended June 23, 2009 and February 19, 2010, between the Trust and U.S. Bank National Association is herein incorporated by reference to Exhibit (g)(5) of Post-Effective Amendment No. 75 to Registrant's Registration Statement on Form N-1A (Files Nos. 033-09504 and 811-04878), filed with the SEC on January 28, 2011.

(h)(1)  Amended and Restated Administration and Transfer Agency Agreement, dated December 10, 2003, between the Trust and SEI Investments Global Funds Services (f/k/a SEI Investments Fund Management) is herein incorporated by reference to Exhibit (h) of Post-Effective Amendment No. 43 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 29, 2004.

(h)(2)  Amended Schedule D, as last revised December 6, 2011, to the Amended and Restated Administration and Transfer Agency Agreement, dated December 10, 2003, between the Trust and SEI Investment Global Funds Services (f/k/a SEI Investments Fund Management) is herein incorporated by reference to Exhibit (h)(2) of Post-Effective Amendment No. 80 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on January 17, 2012.

(h)(3)  Expense Limitation Agreement, dated August 3, 2007, between SEI Investments Global Funds Services and SEI Institutional Managed Trust is herein incorporated by reference to Exhibit (h)(3) of Post-Effective Amendment No. 62 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on August 3, 2007.

(h)(4)  Class A Shares Shareholder Service Plan and Agreement, dated May 1, 1996, between the Trust and SEI Investments Distribution Company (f/k/a SEI Financial Services Company) is herein incorporated by reference to Exhibit 15(e) of Post-Effective Amendment No. 26 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on January 28, 1997.

(h)(5)  Class A Shares Administrative Services Agreement, dated July 21, 2005, between the Trust and GWFS Equities, Inc. with respect to the Large Cap Value, Small Cap Value, Small Cap Growth and High Yield Bond Funds is herein incorporated by reference to Exhibit (m)(5) of Post-Effective Amendment No. 45 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on December 2, 2005.

(h)(6)  Class I Shares Shareholder Service Plan and Agreement between the Trust and SEI Investments Distribution Company is herein incorporated by reference to Exhibit (m)(6) of Post-Effective Amendment No. 36 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on January 29, 2001.

(h)(7)  Class I Shares Administrative Services Plan and Agreement, dated October 4, 2001, between the Trust and SEI Investments Distribution Company is herein incorporated by reference to Exhibit (m)(8) of Post-Effective Amendment No. 38 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on January 28, 2002.

(h)(8)  Class Y Shares Shareholder Service Plan and Agreement between the Trust and SEI Investments Distribution Company is herein incorporated by reference to Exhibit (m)(7) of Post-Effective Amendment No. 36 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on January 29, 2001.

(h)(9)  Class G Shares Shareholder Service Plan and Agreement between the Trust and SEI Investments Distribution Company is herein incorporated by reference to Exhibit (h)(9) of Post-Effective Amendment No. 65 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on October 16, 2008.

(i)  Opinion and Consent of Counsel to be filed by later Amendment.

(j)  Consent of Independent Registered Public Accounting Firm to be filed by later Amendment.

(k)  Not Applicable.

(l)  Not Applicable.

(m)  Class G Shares Distribution Plan is herein incorporated by reference to Exhibit (m) of Post-Effective Amendment No. 65 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on October 16, 2008.

(n)  Amended and Restated Rule 18f-3 Multiple Class Plan, dated August 12, 2010, is herein incorporated by reference to Exhibit (n) of Post-Effective Amendment No. 75 to the Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on January 28, 2011.

(o)  Not applicable.

(p)(1)  The Code of Ethics for SEI Investments Management Corporation, dated October 1, 2010, is herein incorporated by reference to Exhibit (p)(1) of Post-Effective Amendment No. 75 to Registrant's Registration Statement on Form N-1A (Files Nos. 033-09504 and 811-04878), filed with the SEC on January 28, 2011.

(p)(2)  The Code of Ethics for SEI Investments Distribution Co., dated January 1, 2012, is herein incorporated by reference to Exhibit (p)(2) of Post-Effective Amendment No. 85 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on April 3, 2012.

(p)(3)  The Code of Ethics for SEI Institutional Managed Trust, as last revised December 12, 2010, is herein incorporated by reference to Exhibit (p)(3) of Post-Effective Amendment No. 77 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 2, 2011.

(p)(4)  The Code of Ethics for SEI Investments Global Funds Services, as last revised February 2010, is herein incorporated by reference to Exhibit (p)(4) of Post-Effective Amendment No. 77 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 2, 2011.

(p)(5)  The Code of Ethics for Acadian Asset Management LLC, as last revised February 2011, is herein incorporated by reference to Exhibit (p)(5) of Post-Effective Amendment No. 77 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 2, 2011.

(p)(6)  The Code of Ethics for AllianceBernstein L.P., dated March 2011, is herein incorporated by reference to Exhibit (p)(6) of Post-Effective Amendment No. 77 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 2, 2011.

(p)(7)  The Code of Ethics for Analytic Investors, LLC, dated August 14, 2009, is herein incorporated by reference to Exhibit (p)(17) of Post-Effective Amendment No. 73 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on January 28, 2010.

(p)(8)  The Code of Ethics for AQR Capital Management, LLC is herein incorporated by reference to Exhibit (p)(41) of Post-Effective Amendment No. 70 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on June 29, 2009.

(p)(9)  The Code of Ethics for Ares Management LLC, dated January 15, 2008, is herein incorporated by reference to Exhibit (p)(40) of Post-Effective Amendment No. 65 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on October 16, 2008.

(p)(10)  The Code of Ethics for AJO, LP (f/k/a Aronson+Johnson+Ortiz, LP) is herein incorporated by reference to Exhibit (p)(20) of Post-Effective Amendment No. 66 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on January 28, 2009.

(p)(11)  The Code of Ethics for Artisan Partners Limited Partnership, as last revised May 11, 2011, is herein incorporated by reference to Exhibit (p)(12) of Post-Effective Amendment No. 77 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 2, 2011.

(p)(12)  The Code of Ethics for BofA Advisors, LLC, as last revised January 1, 2011, is herein incorporated by reference to Exhibit (p)(13) of Post-Effective Amendment No. 77 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 2, 2011.

(p)(13)  The Code of Ethics for Brigade Capital Management, LLC is herein incorporated by reference to Exhibit (p)(40) of Post-Effective Amendment No. 70 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on June 29, 2009.

(p)(14)  The Code of Ethics for Brown Advisory LLC, dated August 2011, is herein incorporated by reference to Exhibit (p)(15) of Post-Effective Amendment No. 80 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on January 17, 2012.

(p)(15)  The Code of Ethics for Century Capital Management, LLC, dated January 1, 2010, is herein incorporated by reference to Exhibit (p)(35) of Post-Effective Amendment No. 75 to Registrant's Registration Statement on Form N-1A (Files Nos. 033-09504 and 811-04878), filed with the SEC on January 28, 2011.

(p)(16)  The Code of Ethics for Delaware Management Company, a series of Delaware Management Business Trust, dated January 1, 2010, is herein incorporated by reference to Exhibit (p)(18) of Post-Effective Amendment No. 75 to Registrant's Registration Statement on Form N-1A (Files Nos. 033-09504 and 811-04878), filed with the SEC on January 28, 2011.

(p)(17)  The Code of Ethics for Guggenheim Investment Management, LLC and Guggenheim Partners Asset Management, LLC, dated July 2011, is herein incorporated by reference to Exhibit (p)(18) of Post-Effective Amendment No. 80 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on January 17, 2012.

(p)(18)  The Code of Ethics for Integrity Asset Management, LLC, dated November 15, 2011, is herein incorporated by reference to Exhibit (p)(19) of Post-Effective Amendment No. 85 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on April 3, 2012.

(p)(19)  The Code of Ethics for Janus Capital Group, the parent company of INTECH Investment Management LLC and Janus Capital Management LLC, as last revised June 23, 2011, is herein incorporated by reference to Exhibit (p)(20) of Post-Effective Amendment No. 81 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on January 27, 2012.

(p)(20)  The Code of Ethics for Jennison Associates LLC, dated June 30, 2010, is herein incorporated by reference to Exhibit (p)(36) of Post-Effective Amendment No. 75 to Registrant's Registration Statement on Form N-1A (Files Nos. 033-09504 and 811-04878), filed with the SEC on January 28, 2011.

(p)(21)  The Code of Ethics for J.P. Morgan Investment Management Inc., as last revised July 7, 2010, is herein incorporated by reference to Exhibit (p)(22) of Post-Effective Amendment No. 77 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 2, 2011.

(p)(22)  The Code of Ethics for Lazard Asset Management LLC, dated November 2008, is herein incorporated by reference to Exhibit (p)(37) of Post-Effective Amendment No. 75 to Registrant's Registration Statement on Form N-1A (Files Nos. 033-09504 and 811-04878), filed with the SEC on January 28, 2011.

(p)(23)  The Code of Ethics for Lee Munder Capital Group, LLC, as last revised May 2, 2011, is herein incorporated by reference to Exhibit (p)(24) of Post-Effective Amendment No. 77 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 2, 2011.

(p)(24)  The Code of Ethics for LSV Asset Management is herein incorporated by reference to Exhibit (p)(9) of Post-Effective Amendment No. 56 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 29, 2006.

(p)(25)  The Code of Ethics for Martingale Asset Management LP, dated August 18, 2008, is herein incorporated by reference to Exhibit (p)(10) of Post-Effective Amendment No. 65 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on October 16, 2008.

(p)(26)  The Code of Ethics for TCW, the parent company of Metropolitan West Asset Management LLC, as last revised April 11, 2011, is herein incorporated by reference to Exhibit (p)(28) of Post-Effective Amendment No. 77 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 2, 2011.

(p)(27)  The Code of Ethics for Parametric Portfolio Associates LLC is herein incorporated by reference to Exhibit (p)(16) of Post-Effective Amendment No. 56 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 29, 2006.

(p)(28)  The Code of Ethics for Quantitative Management Associates LLC is herein incorporated by reference to Exhibit (p)(25) of Post-Effective Amendment No. 45 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on December 2, 2005.

(p)(29)  The Code of Ethics for Robeco Investment Management, Inc. is herein incorporated by reference to Exhibit (p)(33) of Post-Effective Amendment No. 66 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on January 28, 2009.

(p)(30)  The Code of Ethics for Security Capital Research & Management Incorporated, as last revised July 7, 2010, is herein incorporated by reference to Exhibit (p)(32) of Post-Effective Amendment No. 77 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 2, 2011.

(p)(31)  The Code of Ethics for SSgA Funds Management, Inc., dated November 1, 2009, is herein incorporated by reference to Exhibit (p)(24) of Post-Effective Amendment No. 75 to Registrant's Registration Statement on Form N-1A (Files Nos. 033-09504 and 811-04878), filed with the SEC on January 28, 2011.

(p)(32)  The Code of Ethics for Tocqueville Asset Management LP, dated March 6, 2009, is herein incorporated by reference to Exhibit (p)(34) of Post-Effective Amendment No. 77 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 2, 2011.

(p)(33)  The Code of Ethics for Janus Capital Group, the parent company of Turner Investments, L.P., dated June 23, 2011, is herein incorporated by reference to Exhibit (p)(35) of Post-Effective Amendment No. 77 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 2, 2011.

(p)(34)  The Code of Ethics for Timberline Asset Management LLC (f/k/a TW Asset Management LLC), dated January 2012, is herein incorporated by reference to Exhibit (p)(35) of Post-Effective Amendment No. 80 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on January 17, 2012.

(p)(35)  The Code of Ethics for The Bank of New York Mellon, the parent company of Urdang Capital Management Inc, dated May 2009, is herein incorporated by reference to Exhibit (p)(36) of Post-Effective Amendment No. 77 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 2, 2011.

(p)(36)  The Code of Ethics for Waddell & Reed Investment Management Co, dated May 2010, is herein incorporated by reference to Exhibit (p)(37) of Post-Effective Amendment No. 77 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 2, 2011.

(p)(37)  The Code of Ethics for Wellington Management Company, LLP, dated October 1, 2008, is herein incorporated by reference to Exhibit (p)(16) of Post-Effective Amendment No. 70 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on June 29, 2009.

(p)(38)  The Code of Ethics for Wells Capital Management Incorporated, dated April 1, 2010, is herein incorporated by reference to Exhibit (p)(19) of Post-Effective Amendment No. 75 to Registrant's Registration Statement on Form N-1A (Files Nos. 033-09504 and 811-04878), filed with the SEC on January 28, 2011.

(p)(39)  The Code of Ethics for WestEnd Advisors, LLC, as last revised February 2011, is herein incorporated by reference to Exhibit (p)(40) of Post-Effective Amendment No. 77 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 2, 2011.

(p)(40)  The Code of Ethics for Western Asset Management Company and Western Asset Management Company Limited, dated January 1, 2010, is herein incorporated by reference to Exhibit (p)(13) of Post-Effective Amendment No. 75 to Registrant's Registration Statement on Form N-1A (Files Nos. 033-09504 and 811-04878), filed with the SEC on January 28, 2011.

(p)(41)  The Code of Ethics for William Blair & Company L.L.C., dated February 18, 2010, is herein incorporated by reference to Exhibit (p)(39) of Post-Effective Amendment No. 75 to Registrant's Registration Statement on Form N-1A (Files Nos. 033-09504 and 811-04878), filed with the SEC on January 28, 2011.

(q)(1)  Power of Attorney for Robert A. Nesher, dated March 22, 2011, is herein incorporated by reference to Exhibit (q)(1) of Post-Effective Amendment No. 77 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 2, 2011.

(q)(2)  Power of Attorney for William M. Doran, dated March 22, 2011, is herein incorporated by reference to Exhibit (q)(2) of Post-Effective Amendment No. 77 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 2, 2011.

(q)(3)  Power of Attorney for Rosemarie B. Greco, dated March 22, 2011, is herein incorporated by reference to Exhibit (q)(3) of Post-Effective Amendment No. 77 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 2, 2011.

(q)(4)  Power of Attorney for George J. Sullivan, Jr., dated March 22, 2011, is herein incorporated by reference to Exhibit (q)(4) of Post-Effective Amendment No. 77 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 2, 2011.

(q)(5)  Power of Attorney for Nina Lesavoy, dated March 22, 2011, is herein incorporated by reference to Exhibit (q)(5) of Post-Effective Amendment No. 77 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 2, 2011.

(q)(6)  Power of Attorney for James M. Williams, dated March 22, 2011, is herein incorporated by reference to Exhibit (q)(6) of Post-Effective Amendment No. 77 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 2, 2011.

(q)(7)  Power of Attorney for Mitchell A. Johnson, dated March 22, 2011, is herein incorporated by reference to Exhibit (q)(7) of Post-Effective Amendment No. 77 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 2, 2011.

(q)(8)  Power of Attorney for Hubert L. Harris, dated March 22, 2011, is herein incorporated by reference to Exhibit (q)(8) of Post-Effective Amendment No. 77 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 2, 2011.

(q)(9)  Power of Attorney for Peter A. Rodriguez, dated March 22, 2011, is herein incorporated by reference to Exhibit (q)(9) of Post-Effective Amendment No. 77 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 2, 2011.

Item 29.  Persons Controlled by or under Common Control with Registrant:

See the Prospectuses and Statement of Additional Information filed herewith regarding the Registrant's control relationships. SIMC is a subsidiary of SEI Investments Company, which also controls the distributor of the Registrant (SEI Investments Distribution Co.) and other corporations engaged in providing various financial and record keeping services, primarily to bank trust departments, pension plan sponsors and investment managers.

Item 30.  Indemnification:

Article VIII of the Agreement and Declaration of Trust is filed as Exhibit 1 to the Registration Statement. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act") may be permitted to trustees, directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and therefore is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issues.

Item 31.  Business and Other Connections of the Investment Adviser and Sub-Advisers:

The following tables describe other business, profession, vocation or employment of a substantial nature in which each director, officer or partner of the Adviser or Sub-Adviser is or has been, at any time during the last two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee. The Adviser's or Sub-Adviser's table was provided to the Registrant by the Adviser or Sub-Adviser for inclusion in this Registration Statement.

SEI Investments Management Corporation

SEI Investments Management Corporation ("SIMC") is the Adviser for the Registrant's Funds. The principal business address of SIMC is One Freedom Valley Drive, Oaks, Pennsylvania 19456. SIMC is a registered investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act").

Unless otherwise noted, the address of all the companies listed below is One Freedom Valley Drive, Oaks, Pennsylvania, 19456.

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Edward Loughlin Director & Senior Vice President	SEI Investments Company	Executive Vice President
	SEI Investments Distribution Co.	Director
	SEI Trust Company	Director
	SEI Global Services, Inc.	Senior Vice President
	LSV Asset Management	Management Committee
	SEI Investments (Asia), Limited	Director
	SEI Asset Korea, Co. Ltd	Director
	SEI Investments (South Africa) Limited	Director
	SEI Investments Global Funds Services	Vice President
	SEI Investments Canada Company	Director
N. Jeffrey Klauder Director, Senior Vice President & Assistant Secretary	SEI Investments Company	Executive Vice President, General Counsel, Chief Compliance Officer, Assistant Secretary
	SEI Trust Company	Director, Vice President
	SEI Funds, Inc.	Vice President, Secretary
	SEI Investments, Inc	Vice President, Secretary
	SEI Global Investments Corp.	Director, Vice President, Secretary
	SEI Insurance Group, Inc.	Director, Vice President, Assistant Secretary

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
	SEI Advanced Capital Management, Inc	Director, Vice President, Secretary
	SEI Primus Holding Corp.	Vice President, Assistant Secretary
	SEI Investments Distribution Co.	Director
	SEI Global Services Inc	Director, Senior Vice President
	SEI Investments Global (Cayman) Limited	Director
	SEI Global Holdings (Cayman) Inc	Chairman of the Board, Chief Executive Officer
	SEI Investments—Global Fund Services Limited	Director
	SEI Investments Global (Bermuda) Ltd	Vice President
Joseph P. Ujobai Director & Senior Vice President	SEI Investments Company	Executive Vice President
	SEI Global Investments Corp	President
	SEI Global Services, Inc	Senior Vice President
	SEI Investments (Asia), Limited	Director
	SEI Investments (Europe) Ltd UK	Director
	SEI Global Nominee Ltd	Director
	SEI European Services Limited U.K.	Director
	SEI Investments Global, Limited	Director
	SEI Investments (South Africa) Limited	Director
	SEI Investments Canada Company	Director, President
Kevin Barr Director & President	SEI Investments Company	Executive Vice President
	SEI Investments Distribution Co.	President, Chief Executive Officer
	SEI Global Services Inc.	Vice President

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Kathy Heilig Vice President & Treasurer	SEI Investments Company	Vice President, Controller & Chief Accounting Officer
	SEI Funds Inc	Director, Vice President, Treasurer
	SEI Investments, Inc	Director, Vice President, Treasurer
	SEI Global Investments Corp	Director, Vice President & Treasurer
	SEI Insurance Group, Inc	Vice President, Treasurer
	SEI Advanced Capital Management, Inc	Director, Vice President, Treasurer
	SEI Primus Holding Corp	Director, Vice President, Treasurer
	SEI Global Services, Inc.	Treasurer
	SEI Global Capital Investments, Inc	Director, Vice President, Treasurer
	SEI Investments Global (Cayman) Limited	Vice President, Treasurer
	SEI Investments Global Holdings (Cayman) Inc	Vice President, Assistant Secretary & Treasurer
	SEI Ventures, Inc	Director, Vice President, Treasurer
	SEI Investments Management Corporation Delaware, LLC	Manager, Vice President, Treasurer
	SEI Investments Developments Inc	Director, Vice President, Treasurer
	SEI Investments Global Funds Services	Vice President, Treasurer
Timothy D. Barto General Counsel, Vice President & Secretary	SEI Investments Company	Vice President—Legal & Assistant Secretary
	SEI Funds Inc	Vice President
	SEI Global Services Inc	Vice President & Assistant Secretary
	SEI SIMC Holdings, LLC	Manager
	SEI Investments Global (Bermuda) Ltd	Vice President

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
	SEI Structured Credit Fund, L.P.	Vice President, Assistant Secretary
	SIMC Subsidiary, LLC	Manager
	SEI Investments Global Funds Services	General Counsel, Vice President & Secretary
	SEI Institutional Transfer Agent, Inc.	General Counsel, Secretary
Aaron Buser Vice President & Assistant Secretary	SEI Structured Credit Fund, L.P.	Vice President, Assistant Secretary
	SEI Institutional Transfer Agent, Inc.	Vice President, Assistant Secretary
David McCann Vice President & Assistant Secretary	SEI Institutional Transfer Agent, Inc.	Vice President, Assistant Secretary
Kevin Crowe Vice President	SEI Global Services, Inc.	Vice President
John Fisher Vice President	SEI Global Services, Inc.	Vice President
Linda Kerr Vice President	SEI Global Services, Inc.	Vice President
	SEI Private Trust Company	Vice President
Paul Klauder Vice President	SEI Global Services, Inc	Vice President
	SEI Investments Canada Company	Vice President
Roger Messina Vice President	SEI Global Services Inc	Vice President
	SEI Investments Canada Company	Vice President
James Miceli Vice President	SEI Global Services, Inc.	Vice President
James V. Morris Vice President	SEI Global Services, Inc.	Vice President
Stephen Onofrio Vice President	SEI Global Services, Inc.	Vice President
Robert Wrzesniewski Vice President	SEI Global Services, Inc.	Vice President

Acadian Asset Management LLC

Acadian Asset Management LLC ("Acadian") is a Sub-Adviser for the Registrant's Global Managed Volatility Fund. The principal business address of Acadian is One Post Office Square, Boston, Massachusetts 02109. Acadian is an investment adviser registered under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Gary Bergstrom, Chairman, Member of Board of Managers	Acadian Asset Management (Singapore) Pte Ltd 8 Shenton Way #37-02 Singapore 068811	Director, asset management
John Chisholm, Executive Vice President, Chief Investment Officer, Member of Board of Managers	Acadian Asset Management (UK) Ltd 36-38 Cornhill London EC3V 3NG United Kingdom	Director, asset management
Churchill Franklin, Executive Vice President, Chief Operating Officer, Member of Board of Managers	Acadian Asset Management (UK) Ltd 36-38 Cornhill London EC3V 3NG United Kingdom	Director, asset management
	Acadian Asset Management (Australia) Ltd Level 40 Australia Square 265-278 George Street Sydney NSW 2000 Australia	Director, asset management
	Acadian Cayman Limited G.P. PO Box 309 Ugland House, Grand Cayman, KY1-1104, Cayman Islands	Director, asset management
Ronald Frashure, Chief Executive Officer, President, Member of Board of Managers	Acadian Asset Management (Singapore) Pte Ltd 8 Shenton Way #37-02 Singapore 068811	Director, asset management
	Acadian Cayman Limited G.P. PO Box 309 Ugland House, Grand Cayman, KY1-1104, Cayman Islands	Director, asset management
Mark Minichiello, Senior Vice President, Chief Financial Officer, Treasurer, Secretary, Member of Board of Managers	Acadian Asset Management (UK) Ltd 36-38 Cornhill London EC3V 3NG United Kingdom	Director, asset management

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Raymond Mui, Senior Vice President, Member of Board of Managers	Acadian Cayman Limited G.P. PO Box 309 Ugland House, Grand Cayman, KY1-1104, Cayman Islands	Director, asset management
Ross Dowd, Senior Vice President, Head of Client Service, Member of Board of Managers	Acadian Asset Management (UK) Ltd 36-38 Cornhill London EC3V 3NG United Kingdom	Director, asset management
	Acadian Cayman Limited G.P. PO Box 309 Ugland House, Grand Cayman, KY1-1104, Cayman Islands	Director, asset management
Hunter Smith, Senior Vice President, Chief Technology Officer, Member of Board of Managers	None	None
Linda Gibson, Member of Board of Managers	Old Mutual (US) Holdings Inc. (a holding company) 200 Clarendon Street, 53rd Floor Boston, MA 02116	Director, Executive Vice President and Chief Operating Officer
	Larch Lane Advisors, LLC (an investment advisor) 800 Westchester Avenue, Suite 618 Rye Brooke, NY 10573	Affiliated directorships
	2100 Xenon Group LLC (an investment advisor); 430 West Erie Street, Suite 310 Chicago, IL 60610	Affiliated directorships
	Acadian Asset Management LLC (an investment advisor) One Post Office Square, 20th Floor Boston, MA 02109	Affiliated directorships
	Analytic Investors, LLC (an investment advisor) 555 West Fifth Street, 50th Floor Los Angeles, CA 90013	Affiliated directorships

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	300 North Capital, LLC (an investment advisor) 300 North Lake Avenue Pasadena, CA 91101	Affiliated directorships
	Barrow, Hanley, Mewhinney & Strauss, LLC (an investment advisor); JPMorgan Chase Tower 2200 Ross Avenue, 31st Floor Dallas, TX 75201	Affiliated directorships
	The Campbell Group, Inc. (a holding company for The Campbell Group LLC) One South West Columbia, Suite 1700 Portland, OR 97258	Affiliated directorships
	Dwight Asset Management Company LLC (an investment advisor) 100 Bank Street, Suite 800 Burlington, VT 05402-1590	Affiliated directorships
	Echo Point Investment Management, LLC (an investment advisor); One Tower Bridge 100 Front Street, Suite 1230 West Conshohocken, PA 19428	Affiliated directorships
	Old Mutual (HFL) Inc. (a holding company for Heitman affiliated financial services firms) 191 North Wacker Drive, Suite 2500 Chicago, IL 60606	Affiliated directorships
	Investment Counselors of Maryland, LLC (an investment advisor) 803 Cathedral Street Baltimore, MD 21201	Affiliated directorships
	Lincluden Management Limited (an investment advisor) 1275 North Service Rd. W., Suite 607 Oakville, Ontario L6M3G4	Affiliated directorships

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	Old Mutual Asset Management International, Ltd. (an investment advisor) 2 Lambeth Hill London EC4P 4WR United Kingdom	Affiliated directorships
	Old Mutual Asset Managers (UK) Ltd. (an investment advisor) 2 Lambeth Hill London EC4P 4WR United Kingdom	Affiliated directorships
	Copper Rock Capital Partners, LLC (an investment advisor) 200 Clarendon Street, 51st Floor Boston, MA 02116	Affiliated directorships
	Old Mutual Capital, Inc. (an investment advisor) 4643 South Ulster Street, Suite 600 Denver, CO 80237	Affiliated directorships
	Old Mutual Investment Partners (a registered broker-dealer) 200 Clarendon Street, 53rd Floor Boston, MA 02116	Affiliated directorships
	Ashfield Capital Partners, LLC (an investment advisor) 750 Battery Street, Suite 600 San Francisco, CA 94111	Affiliated directorships
	Old Mutual Asset Management Trust Company (a trust company) 200 Clarendon Street, 52nd Floor Boston, MA 02116	Affiliated directorships
	Old Mutual Fund Managers Limited (a broker-dealer) 2 Lambeth Hill London EC4P 4WR United Kingdom	Affiliated directorships

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	Rogge Global Partners plc (an investment advisor) Sion Hall 56 Victoria Embankment London, EC4Y ODZ	Affiliated directorships
	Thompson, Siegel & Walmsley LLC (an investment advisor) 6806 Paragon Place, Suite 300 Richmond, VA 23230	Affiliated directorships
Matthew Berger, Member of Board of Managers	Old Mutual (US) Holdings Inc. (a holding company) 200 Clarendon St # 53 Boston, MA 02116-5055	Director and Senior Vice President, Director of Finance
	Acadian Asset Management LLC (investment advisor) One Post Office Square, 20th Floor Boston, MA 02109	Affiliated directorships
Christopher Hadley, Member of Board of Managers	Old Mutual (US) Holdings Inc. (a holding company) 200 Clarendon St # 53 Boston, MA 02116-5055	Senior Vice President, Human Resources
	Acadian Asset Management LLC (an investment advisor) One Post Office Square, 20th Floor Boston, MA 02109	Affiliated directorships
Aidan Riordan, Member of Board of Managers	Old Mutual (US) Holdings Inc. (a holding company) 200 Clarendon St # 53 Boston, MA 02116-5055	Senior Vice President, Director of Affiliate Development
	Acadian Asset Management LLC (an investment advisor) One Post Office Square, 20th Floor Boston, MA 02109	Affiliated directorships
	300 North Capital LLC (an investment advisor) 300 North Lake Avenue Pasadena, CA 91101	Affiliated directorships
	2100 Xenon Group LLC (an investment advisor) 430 West Erie Street, Suite 310 Chicago, IL 60610	Affiliated directorships

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	Copper Rock Capital Partners LLC (an investment advisor); 200 Clarendon Street, 51st Floor Boston, MA 02116	Affiliated directorships
	Ashfield Capital Partners, LLC (an investment advisor) 750 Battery Street, Suite 600 San Francisco, CA 94111	Affiliated directorships
	Echo Point Investment Management, LLC (an investment advisor) One Tower Bridge 100 Front Street, Suite 1230 West Conshohocken, PA 19428	Affiliated directorships
	Larch Lane Advisors LLC (an investment advisor) 800 Westchester Avenue, Suite 618 Rye Brooke, NY 10573	Affiliated directorships
Stephen Belgrad, Member of Board of Managers	Director, Chief Financial Officer and Executive Vice President—Old Mutual (US) Holdings Inc. (a holding company);	Affiliated directorships
	Acadian Asset Management LLC (an investment advisor) One Post Office Square, 20th Floor Boston, MA 02109	Affiliated directorships
	Analytic Investors, LLC (an investment advisor) 555 West Fifth Street, 50th Floor Los Angeles, CA 90013	Affiliated directorships
	Larch Lane Advisors LLC (an investment advisor) 800 Westchester Avenue, Suite 618 Rye Brooke, NY 10573	Affiliated directorships

AJO, LP

AJO, LP ("AJO") is a Sub-Adviser for the Registrant's Large Cap, Large Cap Value, Tax-Managed Large Cap, U.S. Managed Volatility and Tax-Managed Managed Volatility Funds. The principal business address of AJO is 230 South Broad Street, 20th Floor, Philadelphia, Pennsylvania 19102. AJO is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of AJO has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

AllianceBernstein L.P.

AllianceBernstein L.P. ("AllianceBernstein") is a Sub-Adviser to the Registrant's Small Cap, Small Cap Growth, Tax-Managed Small/Mid Cap, Multi-Asset Inflation Managed and Multi-Asset Capital Stability Funds. The principal business address of AllianceBernstein is 1345 Avenue of the Americas, New York, New York 10105. AllianceBernstein is an investment adviser registered under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Dominique Carrel-Billard Director	AXA 25 Avenue Matignon Paris 75008 France	Chief Executive Officer
Henri de Castries Director	AXA 25 Avenue Matignon Paris 75008 France	Chairman, Management Board
	AELIC (AXA Paris) 25 Avenue Matignon Paris 75008, France	Director
	AXA Financial 1290 Avenue of the Americas New York, NY 10104	Chairman of the Board
Denis Duverne Director	AXA 25 Avenue Matignon Paris 75008 France	Chief Financial Officer
	AELIC (AXA Paris) 25 Avenue Matignon Paris 75008, France	Director
Weston M. Hicks Director	Alleghany Corporation 7 Times Square New York, NY 10036	President, Chief Executive Officer
Kevin Molloy Director	AXA 25 Avenue Matignon Paris 75008 France	Business Support and Development Representative

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Mark Pearson Director	AELIC (AXA Paris) 25 Avenue Matignon Paris 75008, France	Chairman, Chief Executive Officer
	AXA Financial 1290 Avenue of the Americas New York, NY 10104	Director, President, Chief Executive Officer
Lorie A. Slutsky Director	New York Community Trust 909 Third Avenue New York, NY 10022	President, Chief Executive Officer
	AELIC (AXA Paris) 25 Avenue Matignon Paris 75008, France	Director
A.W. (Pete) Smith, Jr. Director	Smith Consulting Ltd. 813 Carrie Court McLean, VA 22101	President
Peter J. Tobin Director	AXA 25 Avenue Matignon Paris 75008 France	Director
Edward J Farrell Interim Chief Financial Officer	Sanford C. Bernstein & Co., LLC 1345 Avenue of the Americas New York, NY 10105	Chief Financial Officer
James A. Gingrich Executive Vice President	Sanford C. Bernstein & Co., LLC 1345 Avenue of the Americas New York, NY 10105	Chief Financial Officer

Analytic Investors, LLC

Analytic Investors, LLC ("Analytic") is a Sub-Adviser for the Registrant's U.S. Managed Volatility, Global Managed Volatility and Tax-Managed Managed Volatility Funds. The principal business address of Analytic is 555 West Fifth Street, 50th Floor, Los Angeles, California 90013. Analytic is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Roger G. Clark Chairman	Ensign Peak Advisors 50 E N Temple Salt Lake City, UT 84150	President

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Harindra de Silva, Ph.D. President, Portfolio Manager	Analytic Total Return Volatility Fund, Ltd. Registered Office c/o Trident Trust Company (Cayman) Limited One Capital Place P.O. Box 847 Grand Cayman, KY1-1103 Cayman Islands	Director
Marie Nastasi Arlt Chief Operating Officer	Analytic Total Return Volatility Fund, Ltd. Registered Office c/o Trident Trust Company (Cayman) Limited One Capital Place P.O. Box 847 Grand Cayman, KY1-1103 Cayman Islands	Director
Linda Gibson Board Member	Old Mutual (US) Holdings, Inc. 200 Clarendon Street, 53rd Floor Boston, MA 02116	Executive Vice President, Chief Operating Officer, Head of Affiliate Management
Stephen Belgrad Board Member	Old Mutual (US) Holdings, Inc. 200 Clarendon Street, 53rd Floor Boston, MA 02116	Executive Vice President, Chief Financial Officer

AQR Capital Management, LLC

AQR Capital Management, LLC ("AQR") is a Sub-Adviser for the Registrant's Large Cap, Tax-Managed Large Cap, Small Cap, Small Cap Growth and Multi-Asset Accumulation Funds. The principal business address of AQR is 2 Greenwich Plaza, 3rd Floor, Greenwich, Connecticut 06830. AQR is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Lasse Pedersen Principal	NYU Stern School of Business 44 W 4th Street New York, New York 10012	Chaired Professor of Finance (2007-2011)
	Copenhagen Business School Howitzvej 60, 2000 Frederiksberg, Denmark 3815 3815	Professor
John Howard Principal and Chief Operating Officer	AllianceBernstein L.P. 1345 Avenue of the Americas New York, New York 10105	Chief Financial Officer (March 2010— February 2011)

Ares Management LLC

Ares Management LLC ("Ares") is a Sub-Adviser for the Registrant's Enhanced Income and High Yield Bond Funds. The principal business address of Ares is 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067. Ares is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of Ares has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Artisan Partners Limited Partnership

Artisan Partners Limited Partnership ("Artisan") is a Sub-Adviser for the Registrant's Small Cap Value Fund. The principal business address of Artisan is 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202. Artisan is a registered investment adviser under the Advisers Act.

The principal business address of Artisan, Artisan Partners Funds, Inc. and Artisan Partners Distributors LLC is 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Andrew A. Ziegler Executive Chairman, Managing Director	Artisan Partners Funds, Inc.	Director
Eric R. Colson Chief Executive Officer, Managing Director	Artisan Partners Funds, Inc.	President, Chief Executive Officer
	Artisan Partners Distributors LLC	Registered Representative
Charles J. Daley, Jr. Chief Financial Officer, Managing Director	Artisan Partners Distributors LLC	Chief Financial Officer, Treasurer, Financial Principal
Karen L. Guy Chief Operating Officer, Managing Director	Artisan Partners Distributors LLC	Chairman, President, Supervisory Principal
Sarah A. Johnson Associate Counsel, Managing Director	Artisan Partners Funds, Inc.	General Counsel, Vice President, Secretary
	Artisan Partners Distributors LLC	Vice President
Janet D. Olsen General Counsel, Managing Director	Artisan Partners Distributors LLC	Vice President, Secretary
Gregory K. Ramirez Chief Accounting Officer, Managing Director	Artisan Partners Funds, Inc.	Chief Financial Officer, Vice President, Treasurer
	Artisan Partners Distributors LLC	Assistant Treasurer, Financial Principal

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Lawrence A. Totsky Senior Vice President, Managing Director	Artisan Partners Distributors LLC	Vice President, Treasurer, Chief Financial Officer, Financial Principal

BofA Advisors, LLC

BofA Advisors, LLC ("BofA") is the Sub-Adviser for the Registrant's Prime Obligation Fund. The principal business address of BofA is 100 Federal Street, Boston, Massachusetts 02110. BofA is an investment adviser registered under the Advisers Act and performs investment advisory services for the Prime Obligation Fund and other clients.

The business and other connections of the officers and directors of BofA are listed on Form ADV of BofA Advisors, LLC as currently on file with the Securities and Exchange Commission (File No. 801-50372).

Brigade Capital Management, LLC

Brigade Capital Management, LLC ("Brigade") is a Sub-Adviser for the Registrant's High Yield Bond Fund. The principal business address of Brigade is 399 Park Avenue, 16th Floor, New York, New York 10022. Brigade is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Carney Hawks Senior Analyst	Aventine Renewable Energy 5400 LBJ Freeway Suite 450 Dallas, TX 75240	Director

Brown Advisory LLC

Brown Advisory LLC ("Brown Advisory") is a Sub-Adviser for the Registrant's Large Cap, Large Cap Growth and Tax-Managed Large Cap Funds. The principal business address of Brown Advisory is 901 South Bond Street, Suite 400, Baltimore, Maryland 21231. Brown Advisory is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Michael D Hankin President	Brown Advisory Incorporated and affiliates 901 South Bond Street, Suite 400 Baltimore, MD 21231	Chief Executive Officer, Partner
	Baltimore Waterfront Mgmt Authority 1000 Lancaster Street Baltimore, MD 21231	Chairman
	Gilman School 5407 Roland Avenue Baltimore, MD 21210	Trustee

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	Greenspring Valley Hounds 13920 Mantua Mill Road Reisterstown, MD 21136	Director
	Johns Hopkins Medicine 600 N. Wolfe Street Baltimore, MD 21287	Trustee
	Johns Hopkins University Carey School of Business 100 International Drive Baltimore, MD 21202	Chairman, Corporate Advisory
	Land Preservation Trust PO Box 433 Lutherville-Timonium, MD 21094-0433	President
	Lyme Disease Research Foundation 107555 Falls Road, Suite 200 Lutherville, MD 21093	Trustee
	Tate Engineering Systems, Inc 1560 Caton Center Drive Halethorpe, MD 21227	Director
David M. Churchill Treasurer	Brown Advisory Incorporated and affiliates 901 South Bond Street, Suite 400 Baltimore, MD 21231	Chief Financial Officer, Partner
	First Fruits Farm 2025 Freeland Road Freeland, MD 21053	Director
Brett D. Rogers Chief Compliance Officer	Brown Advisory Incorporated and affiliates 901 South Bond Street, Suite 400 Baltimore, MD 21231	Chief Compliance Officer, Partner
	Deutsche Asset Management 345 Park Avenue New York, NY 10054	Director (former)
	The Central Europe and Russia Fund, Inc., the New Germany Fund, Inc. and the European Equity Fund, Inc. 345 Park Avenue New York, NY 10054	Chief Compliance Officer (former)

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	Kasina Youth Foundation 581 Avenue of the Americas New York, NY 10011	Director
	University of Maryland School of Law Alumni Foundation 500 W. Baltimore Street Baltimore, MD 21201	Director

Century Capital Management, LLC

Century Capital Management, LLC ("Century") is a Sub-Adviser for the Registrant's Tax-Managed Small/Mid Cap Fund. The principal business address of Century is 100 Federal Street, Boston, Massachusetts 02110. Century is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Davis R. Fulkerson Managing Partner	CCP Capital III, Inc. 100 Federal Street Boston, MA 02110	Director
	CCP Capital IV, LLC 100 Federal Street Boston, MA 02110	Member
	CCP Focused III, LLC 100 Federal Street Boston, MA 02110	Manager
	Forethought Financial Group, Inc. 300 N. Meridian Street Suite 1800 Indianapolis, IN 46204	Director
	Torrent Technologies, Inc. 1000 2nd Avenue Seattle, WA 98104	Director
Frank Bazos Partner	CCP Capital IV, LLC 100 Federal Street Boston, MA 02110	Member
	CCP Focused III, LLC 100 Federal Street Boston, MA 02110	Manager
	Santa Rosa Consulting, Inc. 41000 Woodward Ave. Bloomfield Hills, MI 48304	Director

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Charles L. Kline Partner	CCP Capital IV, LLC 100 Federal Street Boston, MA 02110	Member
	CCP Focused III, LLC 100 Federal Street Boston, MA 02110	Manager
	Digital Risk, LLC 2301 Maitland Center Parkway Suite 165 Maitland, FL 32751	Director
	Integro Limited 1 State Street Plaza 9th Floor New York, NY 10004	Director
	Advisors Excel LLC 1300 SW Arrowhead Road Suite 200 Topeka, KS 66604	Director
David C. Sherwood Partner	CCP Capital IV, LLC 100 Federal Street Boston, MA 02110	Member
	CCP Focused III, LLC 100 Federal Street Boston, MA 02110	Manager
	Digital Risk, LLC 2301 Maitland Center Parkway Suite 165 Maitland, FL 32751	Director
Gerard Vecchio Partner	CCP Capital IV, LLC 100 Federal Street Boston, MA 02110	Member
	CCP Focused III, LLC 100 Federal Street Boston, MA 02110	Manager
	Ascension Insurance Holdings, LLC 2345 Grand Blvd Suite 610 Kansas City, MO 64108	Director

Delaware Management Company, a series of Delaware Management Business Trust

Delaware Management Company, a series of Delaware Management Business Trust ("DMC"), is a Sub-Adviser for the Registrant's Large Cap, Large Cap Growth, Tax-Managed Large Cap and High Yield Bond Funds. The principal business address of DMC is One Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania 19103. Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries. DMC is a registered investment adviser under the Advisers Act.

Unless otherwise noted, the following persons serving as directors or officers of DMC have held the following positions since September 30, 2009. Additionally, unless otherwise noted, the principal business address of each of the other companies is 2005 Market Street, Philadelphia, Pennsylvania 19103.

Name and Position With DMC	Name and Principal Business Address of Other Company	Connection With Other Company
Patrick P. Coyne President	Delaware Investments® Family of Funds	Chairman, President and Chief Executive Officer
	Delaware Investments	Various executive capacities
	Kaydon Corp. 315 E. Eisenhower Pkwy Suite 300 Ann Arbor, MI 48108	Director
Michael J. Hogan Executive Vice President, Head of Equity Investments	Delaware Investments® Family of Funds	Executive Vice President, Head of Equity Investments
	Delaware Investments	Various executive capacities
See Yeng Quek Executive Vice President/Managing Director/Head of Fixed Income Investments	Delaware Investments® Family of Funds	Executive Vice President/Managing Director, Fixed Income
	Delaware Investments	Various executive capacities
Philip N. Russo Executive Vice President, Chief Administrative Officer	Delaware Investments	Various executive capacities
Joseph R. Baxter Senior Vice President/Head of Municipal Bond Department/Senior Portfolio Manager	Delaware Investments® Family of Funds	Senior Vice President/Head of Municipal Bond Department/Senior Portfolio Manager
	Delaware Investments	Various capacities
Christopher S. Beck Senior Vice President/Chief Investment Officer—Small Cap Value Equity	Delaware Investments® Family of Funds	Senior Vice President/Chief Investment Officer, Small Cap Value Equity
	Delaware Investments	Various capacities

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Michael P. Buckley Senior Vice President/Portfolio Manager/Director of Municipal Research	Delaware Investments® Family of Funds	Senior Vice President/Portfolio Manager/Director of Municipal Research
	Delaware Investments	Various capacities
Stephen J. Busch Senior Vice President/Investment Accounting	Delaware Investments® Family of Funds	Senior Vice President/Investment Accounting
	Delaware Investments	Various capacities
Michael F. Capuzzi Senior Vice President/Investment Systems	Delaware Investments® Family of Funds	Senior Vice President/Investment Systems
	Delaware Investments	Various capacities
Lui-Er Chen Senior Vice President/Chief Investment Officer, Emerging Markets and Healthcare	Delaware Investments® Family of Funds	Senior Vice President/Chief Investment Officer, Emerging Markets and Healthcare
	Delaware Investments	Various capacities
Thomas H. Chow Senior Vice President, Senior Portfolio Manager	Delaware Investments® Family of Funds	Senior Vice President, Senior Portfolio Manager
	Delaware Investments	Various capacities
Stephen J. Czepiel Senior Vice President, Senior Portfolio Manager	Delaware Investments® Family of Funds	Senior Vice President, Senior Portfolio Manager
	Delaware Investments	Various capacities
Chuck M. Devereux Senior Vice President/Director of Credit Research	Delaware Investments® Family of Funds	Senior Vice President/Director of Credit Research
	Delaware Investments	Various capacities

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Roger A. Early Senior Vice President/Co-Chief Investment Officer—Total Return Fixed Income Strategy	Delaware Investments® Family of Funds	Senior Vice President/Co-Chief Investment Officer—Total Return Fixed Income Strategy
	Delaware Investments	Various capacities
Stuart M. George Senior Vice President, Head of Equity Trading	Delaware Investments® Family of Funds	Senior Vice President, Head of Equity Trading
	Delaware Investments	Various capacities
Edward Gray Senior Vice President/Chief Investment Officer—International Value Equity	Delaware Investments® Family of Funds	Senior Vice President/Chief Investment Officer—International Value Equity
	Delaware Investments	Various capacities
Paul Grillo Senior Vice President/Co-Chief Investment Officer—Total Return Fixed Income Strategy	Delaware Investments® Family of Funds	Senior Vice President/Co-Chief Investment Officer—Total Return Fixed Income Strategy
	Delaware Investments	Various capacities
Sharon Hill Senior Vice President/Head of Equity Quantitative Research and Analytics (Senior VP since March 2011)	Delaware Investments® Family of Funds	Senior Vice President/Head of Equity Quantitative Research and Analytics
	Delaware Investments	Various capacities
James L. Hinkley Senior Vice President/Head of Product Management (since June 2010)	Delaware Investments® Family of Funds	Senior Vice President/Head of Product Management (since May 2011)
	Delaware Investments	Various capacities
Jeffrey M. Kellogg Senior Vice President/Mutual Funds (since June 2010)	Delaware Investments® Family of Funds	Senior Vice President/Mutual Funds
	Delaware Investments	Various capacities

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Kevin P. Loome Senior Vice President/Senior Portfolio Manager/Head of High Yield Investments	Delaware Investments® Family of Funds	Senior Vice President/Senior Portfolio Manager/Head of High Yield Investments
	Delaware Investments	Various capacities
Christopher McCarthy Senior Vice President/Financial Institutions Sales (since June 2010)	Delaware Investments	Various capacities
Timothy D. McGarrity Senior Vice President, Financial Services Officer	Delaware Investments	Various capacities
Francis X. Morris Senior Vice President, Chief Investment Officer—Core Equity	Delaware Investments® Family of Funds	Senior Vice President, Chief Investment Officer—Core Equity
	Delaware Investments	Various capacities
Brian L. Murray, Jr. Senior Vice President, Chief Compliance Officer	Delaware Investments® Family of Funds	Senior Vice President, Chief Compliance Officer
	Delaware Investments	Various capacities
Susan L. Natalini Senior Vice President/Head of Equity and Fixed Income Business Operations	Delaware Investments	Various capacities
D. Tysen Nutt Senior Vice President/Senior Portfolio Manager/Team Leader	Delaware Investments® Family of Funds	Senior Vice President/Senior Portfolio Manager/Team Leader
	Delaware Investments	Various capacities
Philip O. Obazee Senior Vice President/Structured Products and Derivatives	Delaware Investments® Family of Funds	Senior Vice President/Structured Products and Derivatives
	Delaware Investments	Various capacities

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
David P. O'Connor Senior Vice President, Strategic Investment Relationships and Initiatives, General Counsel	Delaware Investments® Family of Funds	Senior Vice President, Strategic Investment Relationships and Initiatives, General Counsel
	Delaware Investments	Various executive capacities
	Optimum Fund Trust	Senior Vice President, Strategic Investment Relationships and Initiatives, General Counsel, Chief Legal Officer
Richard Salus Senior Vice President, Controller, Treasurer	Delaware Investments® Family of Funds	Senior Vice President, Chief Financial Officer
	Delaware Investments	Various capacities
	Optimum Fund Trust	Senior Vice President, Chief Financial Officer
Jeffrey S. Van Harte Senior Vice President, Chief Investment Officer—Focus Growth Equity	Delaware Investments® Family of Funds	Senior Vice President, Chief Investment Officer—Focus Growth Equity
	Delaware Investments	Various capacities
Alex W. Wei Senior Vice President/Head of Structured Credit Investment/Chief Quantitative Analyst (since Feb. 2010)	Delaware Investments	Various capacities
Babak Zenouzi Senior Vice President/Chief Investment Officer—REIT Equity	Delaware Investments® Family of Funds	Senior Vice President/Chief Investment Officer, Real Estate and Income Securities
	Delaware Investments	Various capacities

Guggenheim Investment Management, LLC

Guggenheim Investment Management, LLC ("GIM") is a Sub-Adviser for the Registrant's High Yield Bond Fund. The principal business address of GIM is 135 East 57th Street, 6th Floor, New York, New York 10022. GIM is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Todd L. Boehly Managing Partner	Guggenheim Capital, LLC 227 West Monroe Street Chicago, IL 60606	President, Managing Partner, Affiliate of GIM
	Guggenheim Corporate Funding, LLC 135 East 57th Street, 7th Floor New York, NY 10022	Managing Partner, Affiliate of GIM
	Security Benefit Corporation One Security Benefit Place Topeka, KS 66636	Director
	Denver Holdings II, LLC c/o Guggenheim Corporate Funding, LLC 135 East 57th Street, 7th Floor New York, NY 10022	Class A Member (Class A Members manage the affairs of the Company)
	e5 Global Media (UK) c/o Guggenheim Partners, LLC 135 East 57th Street, 6th Floor New York, NY 10022	Director
	Prometheus Global Media Holdings, LLC 770 Broadway New York, NY 10003	Director
	Prometheus Global Media, LLC 770 Broadway New York, NY 10003	Director
	Eldridge Investors LLC c/o National Corporate Research, Ltd 615 South DuPont Highway Dover, DE 19901	Authorized Person
	Guggenheim Apsley Holdings LLC c/o Guggenheim Investment Management Holdings, LLC 135 East 57th Street, 6th Floor New York, NY 10022	Authorized Person

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	Guggenheim Investment Management Holdings, LLC 135 East 57th Street, 6th Floor New York, NY 10022	Director
	Guggenheim Transparent Value, LLC 135 East 57th Street New York, NY 10022	Director
	Lionel Holdings LLC c/o Orpheus Holdings, LLC 135 East 57th Street, 6th Floor New York, NY 10022	Director
	Max Radio of Denver LLC 3033 South Parker Road Aurora, CO 80014	Manager
	Minerva Holdings LLC c/o Guggenheim Partners, LLC 135 East 57th Street, 6th Floor New York, NY 10022	Director
	The Landon School 6101 Wilson Lane Bethesda, MD 20817	Director
	New Canaan Partners, LLC c/o Guggenheim Partners, LLC 135 East 57th Street, 12th Floor New York, NY 10022	Director
	Five Guys New York c/o Five Points Partners, LLC 56 West 22nd Street, 2nd Floor New York, NY 10010	Director
	Finding a Cure for Epilepsy and Seizures (f.a.c.e.s.) 223 East 34th Street New York, NY 10016	Board Member
William Hagner, Chief Legal Officer	e5 Global Media (UK) c/o Guggenheim Partners, LLC 135 East 57th Street, 6th Floor New York, NY 10022	Director
	Prometheus Global Media Holdings, LLC 770 Broadway New York, NY 10003	Director

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	Prometheus Global Media, LLC 770 Broadway New York, NY 10003	Director
	Lionel NASCAR Collectibles, LLC c/o Lionel Racing LLC 171 Madison Avenue, Suite 1100 New York, NY 10016	Director

Guggenheim Partners Asset Management, LLC

Guggenheim Partners Asset Management, LLC ("GPAM") is a Sub-Adviser for the Registrant's Multi-Asset Income Fund. The principal business address of GPAM is 100 Wilshire Boulevard, 5th Floor, Santa Monica, California 90401. GPAM is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
B. Scott Minerd Chief Investment Officer	Guggenheim Managed Private Funds 100 Wilshire Blvd., Suite 500 Santa Monica, CA 90401	Director
	Diamond Resorts 10600 West Charleston Blvd. Las Vegas, NV 89135	Board Member
	Strategic Partners Among Nations 5021 Verdugo Way, Suite 105-202 Camarillo, CA 93012	Board of Directors
Anne Walsh, CFA Assistant Chief Investment Officer—Fixed Income	Guggenheim Managed Private Funds 100 Wilshire Blvd., Suite 500 Santa Monica, CA 90401	Director
Farhan Sharaff Assistant Chief Investment Officer—Equities	CITIC Capital Unit 4101, CITIC Square 1168 West Nan Jing Rd. Shanghai 200041, China	Board Member
	Clarfeld Financial Advisors 560 White Plains Rd. Tarrytown, NY 10591	Board Member
	Transparent Value Funds 135 East 57th Street New York, NY 10022	Director

INTECH Investment Management LLC

INTECH Investment Management LLC ("INTECH") is a Sub-Adviser for the Registrant's Large Cap Growth Fund. The principal business address of INTECH is CityPlace Tower, 525 Okeechobee Boulevard, Suite 1800, West Palm Beach, Florida 33401. INTECH is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of INTECH has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Integrity Asset Management, LLC

Integrity Asset Management, LLC ("Integrity") is a Sub-Adviser for the Registrant's Small Cap Fund. The principal business address of Integrity is 18500 Lake Road, Suite 300, Rocky River, Ohio 44116. Integrity is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Daniel G. Bandi, CFA Managing Director, Chief Investment Officer	Hook & Ladder Brewing Co. 8757 Georgia Avenue Suite 460 Silver Spring, MD 20910	Director

Janus Capital Management LLC

Janus Capital Management LLC ("Janus") is a Sub-Adviser for the Registrant's Small Cap Growth Fund. The principal business address of Janus is 151 Detroit Street, Denver, Colorado 80206. Janus is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Richard M. Weil[1] Chief Executive Officer	INTECH Investment Management LLC 525 Okeechobee Blvd Suite 1800 West Palm Beach, FL 33401	Working Director
	Janus Capital Group Inc. 151 Detroit Street Denver, Colorado 80206	Chief Executive Officer, Director
	Janus Distributors LLC 151 Detroit Street Denver, Colorado 80206	Executive Vice President
	Janus Management Holdings Corporation 151 Detroit Street Denver, Colorado 80206	President, Director

1  Position effective February 1, 2010. Prior to joining Janus, Mr. Weil spent 14 years with PIMCO, where he most recently served as their global head of PIMCO Advisory, Chief Operations Officer of PIMCO and as a member of the board of trustees of the PIMCO Funds. The principal business address of PIMCO is 840 Newport Center Drive, Suite 100, Newport Beach, CA 92660.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	Janus Services LLC 151 Detroit Street Denver, Colorado 80206	Executive Vice President
	Perkins Investment Management LLC 311 S. Wacker Drive Suite 6000 Chicago, IL 60606	Director
George Batejan[2] Senior Vice President and Global Head of Technology & Operations	INTECH Investment Management LLC 525 Okeechobee Blvd Suite 1800 West Palm Beach, FL 33401	Working Director
	Janus Capital Group Inc. 151 Detroit Street Denver, Colorado 80206	Senior Vice President and Global Head of Technology and Operations
	Janus Capital Institutional Advisers LLC 151 Detroit Street Denver, Colorado 80206	Vice President
	Janus Distributors LLC 151 Detroit Street Denver, Colorado 80206	Senior Vice President
	Janus Services LLC 151 Detroit Street Denver, Colorado 80206	Senior Vice President
Robin C. Beery Executive Vice President, Head of U.S. Distribution	INTECH Investment Management LLC 525 Okeechobee Blvd Suite 1800 West Palm Beach, FL 33401	Working Director
	Janus Capital Group Inc. 151 Detroit Street Denver, Colorado 80206	Executive Vice President, Head of U.S. Distribution
	Janus Distributors LLC 151 Detroit Street Denver, Colorado 80206	Executive Vice President, Head of Intermediary Distribution, Global Marketing and Product
	The Janus Foundation 151 Detroit Street Denver, Colorado 80206	Director

2  Position effective October 18, 2010. Prior to joining Janus, Mr. Batejan was senior vice president and chief information officer at Evergreen Investments, Inc. ("Evergreen"). The principal business address of Evergreen is 200 Berkeley Street, Boston, MA 02116.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	Janus Services LLC 151 Detroit Street Denver, Colorado 80206	Executive Vice President, Head of U.S. Distribution
	Perkins Investment Management LLC 311 S. Wacker Drive Suite 6000 Chicago, IL 60606	Director
Augustus Cheh[3] Executive Vice President	—	—
David W. Grawemeyer[4] Senior Vice President	Janus Capital Group Inc. 151 Detroit Street Denver, Colorado 80206	Senior Vice President, General Counsel, Secretary
	Janus Distributors LLC 151 Detroit Street Denver, Colorado 80206	Senior Vice President
	Janus Management Holdings Corporation 151 Detroit Street Denver, Colorado 80206	Senior Vice President, General Counsel, Secretary, Director
Heidi W. Hardin Senior Vice President, General Counsel, Secretary	Janus Capital Institutional Advisers LLC 151 Detroit Street Denver, Colorado 80206	Vice President, Secretary
	Janus Distributors LLC 151 Detroit Street Denver, Colorado 80206	Senior Vice President, General Counsel, Secretary
	Janus Services LLC 151 Detroit Street Denver, Colorado 80206	Senior Vice President, General Counsel, Secretary
	Perkins Investment Management LLC 311 S. Wacker Drive Suite 6000 Chicago, IL 60606	Vice President, Secretary

3  Position effective March 29, 2011. Prior to joining Janus, Mr. Cheh was the Chief Executive Officer of Asia ex-Japan for AllianceBernstein. The principal business address of AllianceBernstein is 1345 Avenue of the Americas, New York, NY 10105.

4  Position effective May 16, 2011. Prior to joining Janus, Mr. Grawemeyer served as a managing director and deputy general counsel at ProLogis. The principal business address of ProLogis is 14100 East 35th Pl., Aurora, CO 80011.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Bruce L. Koepfgen[5] Executive Vice President, Chief Financial Officer	INTECH Investment Management LLC 525 Okeechobee Blvd Suite 1800 West Palm Beach, FL 33401	Vice President, Working Director
	Janus Capital Group Inc. 151 Detroit Street Denver, Colorado 80206	Executive Vice President, Chief Financial Officer
	Janus Distributors LLC 151 Detroit Street Denver, Colorado 80206	Executive Vice President, Chief Financial Officer
	Janus International Holding LLC 151 Detroit Street Denver, Colorado 80206	Executive Vice President, Director
	Janus Management Holdings Corporation 151 Detroit Street Denver, Colorado 80206	Executive Vice President, Chief Financial Officer, Director
	Janus Services LLC 151 Detroit Street Denver, Colorado 80206	Executive Vice President, Chief Financial Officer
	Perkins Investment Management LLC 311 S. Wacker Drive Suite 6000 Chicago, IL 60606	Executive Vice President, Director
David R. Kowalski Senior Vice President of Compliance, Chief Compliance Officer	INTECH Investment Management LLC 525 Okeechobee Blvd Suite 1800 West Palm Beach, FL 33401	Vice President
	Janus Capital Institutional Advisers LLC 151 Detroit Street Denver, Colorado 80206	Vice President

5  Position of Executive Vice President effective May 23, 2011 and Chief Financial Officer effective July 30, 2011. Prior to joining Janus, Mr. Koepfgen served as Co-Chief Executive Officer at Allianz Global Investors Management Partners ("Allianz Global") and Chief Executive Officer of Oppenheimer Capital. The principal business address of Allianz Global is 225 W. Washington Street, Chicago, IL 60606. The principal office address of Oppenheimer Capital is 1345 Avenue of the Americas, New York, NY 10105.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	Janus Distributors LLC 151 Detroit Street Denver, Colorado 80206	Senior Vice President, Chief Compliance Officer
	Janus Services LLC 151 Detroit Street Denver, Colorado 80206	Senior Vice President, Chief Compliance Officer
	Perkins Investment Management LLC 311 S. Wacker Drive Suite 6000 Chicago, IL 60606	Vice President
R. Gibson Smith Executive Vice President, Co-Chief Investment Officer	Janus Distributors LLC 151 Detroit Street Denver, Colorado 80206	Executive Vice President
	Janus Services LLC 151 Detroit Street Denver, Colorado 80206	Executive Vice President
	Perkins Investment Management LLC 311 S. Wacker Drive Suite 6000 Chicago, IL 60606	Director

Jennison Associates LLC

Jennison Associates LLC ("Jennison") is a Sub-Adviser for the Registrant's Core Fixed Income and U.S. Fixed Income Funds. The principal business address of Jennison is 466 Lexington Avenue, New York, New York 10017. Jennison is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Dennis M. Kass Director and Chairman	Quantitative Management Associates LLC Gateway Center 2 Newark, New Jersey 07102	Chairman, Manager
	Prudential Investment Management, Inc. Gateway Center 3 Newark, New Jersey 07102	Director, Senior Managing Director, Vice President

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	Jennison Market Neutral Master Fund, Ltd. c/o Jennison Associates LLC Grand Central Station P.O. Box 4480 New York, New York 10163	Director
	Jennison Market Neutral Offshore Fund, Ltd. c/o Jennison Associates LLC Grand Central Station P.O. Box 4480 New York, New York 10163	Director
	Jennison Global Healthcare Master Fund, Ltd. c/o Jennison Associates LLC Grand Central Station P.O. Box 4480 New York, New York 10163	Director
	Jennison Global Healthcare Offshore Fund, Ltd. c/o Jennison Associates LLC Grand Central Station P.O. Box 4480 New York, New York 10163	Director
	Jennison Global Healthcare Offshore TPT Fund, Ltd. c/o Jennison Associates LLC Grand Central Station P.O. Box 4480 New York, New York 10163	Director
Mehdi A. Mahmud Director and Chief Executive Officer	Jennison Market Neutral Master Fund, Ltd. c/o Jennison Associates LLC Grand Central Station P.O. Box 4480 New York, New York 10163	Director
	Jennison Market Neutral Offshore Fund, Ltd. c/o Jennison Associates LLC Grand Central Station P.O. Box 4480 New York, New York 10163	Director

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	Jennison Global Healthcare Master Fund, Ltd. c/o Jennison Associates LLC Grand Central Station P.O. Box 4480 New York, New York 10163	Director
	Jennison Global Healthcare Offshore Fund, Ltd. c/o Jennison Associates LLC Grand Central Station P.O. Box 4480 New York, New York 10163	Director
	Jennison Global Healthcare Offshore TPT Fund, Ltd. c/o Jennison Associates LLC Grand Central Station P.O. Box 4480 New York, New York 10163	Director
Kathleen A. McCarragher Director and Managing Director	Prudential Trust Company 30 Scranton Office Park Scranton, Pennsylvania 18507	Vice President
Jonathan R. Longley Director and Managing Director	Prudential Trust Company 30 Scranton Office Park Scranton, Pennsylvania 18507	Vice President
Kenneth Moore Treasurer, Executive Vice President, Chief Operating Officer	Prudential Trust Company 30 Scranton Office Park Scranton, Pennsylvania 18507	Director, Executive Vice President
	Prudential Investment Management, Inc. Gateway Center 3 Newark, New Jersey 07102	Vice President
	PIM Warehouse, Inc. 8 Campus Drive Parsippany, New Jersey 07054	Vice President
	Jennison Market Neutral Master Fund, Ltd. c/o Jennison Associates LLC Grand Central Station P.O. Box 4480 New York, New York 10163	Director

Name and Position With DMC	Name and Principal Business Address of Other Company	Connection With Other Company
	Jennison Market Neutral Offshore Fund, Ltd. c/o Jennison Associates LLC Grand Central Station P.O. Box 4480 New York, New York 10163	Director
	Jennison Global Healthcare Master Fund, Ltd. c/o Jennison Associates LLC Grand Central Station P.O. Box 4480 New York, New York 10163	Director
	Jennison Global Healthcare Offshore Fund, Ltd. c/o Jennison Associates LLC Grand Central Station P.O. Box 4480 New York, New York 10163	Director
	Jennison Global Healthcare Offshore TPT Fund, Ltd. c/o Jennison Associates LLC Grand Central Station P.O. Box 4480 New York, New York 10163	Director
Joseph M. Carrabes Executive Vice President	Prudential Trust Company 30 Scranton Office Park Scranton, Pennsylvania 18507	Vice President
Mirry M. Hwang Secretary, Senior Vice President, Chief Legal Officer	Prudential Trust Company 30 Scranton Office Park Scranton, Pennsylvania 18507	Assistant Secretary
Ronald K. Andrews Director	Prudential Investments LLC Gateway Center 3 Newark, New Jersey 07102	Senior Vice President
	Quantitative Management Associates LLC Gateway Center 2 Newark, New Jersey 07102	Manager
Judy Rice Director	PIFM Holdco, LLC Gateway Center 4 Newark, New Jersey 07102	President, Manager, Chief Executive Officer, Chief Operating Officer
	Pruco Securities, LLC 751 Broad Street Newark, New Jersey 07102	Manager

Name and Position With DMC	Name and Principal Business Address of Other Company	Connection With Other Company
	Prudential Investment Management Services LLC Gateway Center 3 Newark, New Jersey 07102	President, Chief Executive Officer
	Prudential Investments LLC Gateway Center 3 Newark, New Jersey 07102	Chairman, Officer-in-Charge, Chief Executive Officer, Chief Operating Officer
	Prudential Mutual Fund Services LLC Gateway Center 3 Newark, New Jersey 07102	President, Officer-in-Charge, Chief Executive Officer
Joel Allen Smith Director	745 Property Investments 8 Campus Drive Parsippany, New Jersey 07054	President, Chief Operating Officer
	PIM Foreign Investments, Inc. 1105 North Market Street Wilmington, Delaware 19801	Vice President-Investments
	PIM Investments, Inc. Gateway Center 3 Newark, New Jersey 07102	Vice President
	PIM Warehouse, Inc. 8 Campus Drive Parsippany, New Jersey 07054	Director, President
	PREI Acquisition I, Inc. Gateway Center 3 Newark, New Jersey 07102	Director, President
	PREI Acquisition II, Inc. 751 Broad Street Newark, New Jersey 07102	Director, President
	PREI HYDG, LLC 751 Broad Street Newark, New Jersey 07102	President
	Prudential Home Building Investors, Inc. 8 Campus Drive Parsippany, New Jersey 07054	Director, Chairman, Chief Executive Officer
	Prudential Investment Management Services LLC Gateway Center 3 Newark, New Jersey 07102	Vice President

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	Prudential Investment Management, Inc. Gateway Center 3 Newark, New Jersey 07102	Vice President
	TMW Real Estate Group, LLC 751 Broad Street Newark, New Jersey 07102	President
	PLA Retail Fund I Manager, LLC 8 Campus Drive Parsippany, New Jersey 07054	Vice President
Deborah Hope Wedgeworth Director	Quantitative Management Associates LLC Gateway Center 2 Newark, New Jersey 07102	Manager

J.P. Morgan Investment Management Inc.

J.P. Morgan Investment Management Inc. ("JPMIM") is a Sub-Adviser for the Registrant's Small Cap, Small Cap Growth, Mid-Cap, U.S. Fixed Income and High Yield Bond Funds. The principal business address of JPMIM is 270 Park Avenue, New York, New York 10017. JPMIM is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of JPMIM has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Lazard Asset Management LLC

Lazard Asset Management LLC ("Lazard") is an investment Sub-Adviser for the Registrant's Large Cap Value Fund. The principal address of Lazard is 30 Rockefeller Plaza, New York, New York 10112. Lazard is an investment adviser registered under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
James Donald Managing Director, Portfolio Manager/Analyst	Empower 111 John St, Suite 1005 New York, New York 10038	Board of Directors
Andrew Lacey Deputy Chairman, Portfolio Manager/Analyst	The Link Community School 120 Livingston St Newark, NJ 07103	Board of Directors
	Wesleyan Wesleyan Station Middeltown, CT 06459	Committee Member for Athletics Council
	Montclair Art Museum 3 South Mountain Ave Montclair, NJ 07042	Board of Directors

Name and Position With DMC	Name and Principal Business Address of Other Company	Connection With Other Company
John Reinsberg Deputy Chairman, Portfolio Manager/Analyst	University Of Pennsylvania School of Arts and Sciences 120 Claudia Cohen Hall 249 South 36th Street Philadelphia, PA 19104	Member of Board of Overseers
	University Of Pennsylvania Hunstman Program 3732 Locust Walk Philadelphia, PA 19104	Member of Advisory Board
	Alliance for Cancer Gene Therapy Ninety Six Cummings Point Road Stamford, CT 06902	Member of Advisory Board
	U.S. Institute (Institutional Investor) 225 Park Avenue South New York, NY 10003	Board of Directors member

Lee Munder Capital Group, LLC

Lee Munder Capital Group, LLC ("LMCG") is a Sub-Adviser for the Registrant's Small Cap Value, Tax-Managed Small/Mid Cap and Mid-Cap Funds. The principal business address of LMCG is 200 Clarendon Street, 28th Floor, Boston, Massachusetts 02116. LMCG is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Lee Munder Board Member	Rednum Family Investments, LP 422 Sunset Road West Palm Beach, FL 33401	Managing Partner
Jeffrey Davis Chief Investment Officer	Berklee School of Music 140 Boylson Street Boston, MA 02215	Member of the Presidential Advisory Council, Non-Trustee Member of the Investment Committee for the Endowment and Pension Fund
Richard H. Adler Board Member	Convergent Capital Management LLC (CCM) 500 West Madison Street Suite 2620 Chicago, IL 60661	President & Chief Executive Officer, Board Member
	AMBS Investment Counsel, LLC 625 Kenmoor SE, Suite 307 Grand Rapids, MI 49546	Board Member

Name and Position With DMC	Name and Principal Business Address of Other Company	Connection With Other Company
	Clifford Swan Investment Counsel 200 South Los Robles Avenue—Suite 320 Pasadena, CA 91101	Board Member
	Convergent Wealth Advisors 12505 Park Potomac Avenue Suite 400 Potomac, MD 20854	Board Member
	Mid-Continent Capital 150 South Wacker Drive Suite 400 Chicago, IL 60606-4101	Board Member
	SKBA Capital Management 44 Montgomery Street Suite 3500 San Francisco, CA 94104	Board Member
William J. Freeman Board Member	City National Bank City National Center 400 North Roxbury Drive Beverly Hills, CA 90210	Senior Vice President, Director of Corporate Development for the Wealth Management Affiliates
	Convergent Capital Management LLC (CCM) 500 West Madison Street Suite 2620 Chicago, IL 60661	Board Member
	Convergent Wealth Advisors 12505 Park Potomac Avenue Suite 400 Potomac, MD 20854	Board Member
	City National Asset Management, Inc. City National Center 400 North Roxbury Drive Beverly Hills, CA 90210	Board Member
	Clifford Swan Investment Counsel 200 South Los Robles Avenue—Suite 320 Pasadena, CA 91101	Board Member
	City National Securities, Inc. 400 North Roxbury Drive Beverly Hills, CA 90210	Board Member

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Richard S. Gershen Board Member	City National Bank City National Center 400 North Roxbury Drive Beverly Hills, CA 90210	Executive Vice President, Wealth Management
	Convergent Capital Management LLC (CCM) 500 West Madison Street Suite 2620 Chicago, IL 60661	Board Member
	Convergent Wealth Advisors 12505 Park Potomac Avenue Suite 400 Potomac, MD 20854	Board Member

LSV Asset Management

LSV Asset Management ("LSV") is a Sub-Adviser for the Registrant's Large Cap, Large Cap Value, Tax-Managed Large Cap, Small Cap Value, Tax-Managed Small/Mid Cap, U.S. Managed Volatility and Tax-Managed Managed Volatility Funds. The principal business address of LSV is 155 N. Wacker Drive, Chicago, Illinois 60606. LSV is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of LSV has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Martingale Asset Management LP

Martingale Asset Management LP ("Martingale") is a Sub-Adviser for the Registrant's Small Cap Value Fund. The principal address of Martingale is 222 Berkeley Street, Boston, Massachusetts 02116. Martingale is an investment adviser registered under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Martingale Asset Management Corporation (MAM Corp) General Partner	Martingale Asset Management, LP (MAM LP) 222 Berkeley Street Boston, Massachusetts 02116	General Partner
Patricia J. O'Connor Executive Vice President, Chief Administrative Officer, Limited Partner	MAM Corp 222 Berkeley Street Boston, Massachusetts 02116	Treasurer, Director, Shareholder
William E. Jacques, CFA Executive Vice President, Chief Investment Officer, Limited Partner	MAM Corp 222 Berkeley Street Boston, Massachusetts 02116	Director, Shareholder

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	Jacques Family Partnership c/o William Jacques 222 Berkeley Street Boston, Massachusetts 02116	Managing Partner
	Russell Index Client Advisory Board 1301 Second Avenue 18th floor Seattle, Washington 98101	Member
Alan J. Strassman Chairman, Limited Partner	MAM Corp 222 Berkeley Street Boston, Massachusetts 02116	Director, Shareholder, Chairman
	Museum of Fine Arts, Boston Avenue of the Arts 465 Huntington Avenue Boston, Massachusetts 02115	Honorary Life Trustee (no vote)
	WGBH Foundation One Guest Street Boston, Massachusetts 02135	Trustee Emeritus (no vote)
	School of the Museum of Fine Arts, Boston 230 The Fenway Boston, Massachusetts 02115	Honorary Life Governor (no vote)
Arnold Seton Wood Chief Executive Officer, President, Limited Partner	MAM Corp 222 Berkeley Street Boston, Massachusetts 02116	Director, Shareholder
	The Research Foundation of CFA Institute P.O. Box 2082 Charlottesville, Virginia 22902	Trustee
Jill G. Brogan Vice President Marketing & Client Relations, Limited Partner	The Professional Association for Investment Communications Resources (PAICR) 12100 Sunset Hills Road Suite 130 Reston, Virginia 20190	Voluntary member of PAICR's Advisory Board
John R. Thomas Vice Chairman, Limited Partner	Golden Gate University 536 Mission Street San Francisco, California 94105	Adjunct Faculty
	Ohio Wesleyan University 61 S. Sandusky Street Delaware, Ohio 43015	Investments Sub-Committee

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	Japan Society of Northern CA 500 Washington Street Suite 300 San Francisco, California 94111	Board Member

Metropolitan West Asset Management LLC

Metropolitan West Asset Management LLC ("MetWest") is a Sub-Adviser for the Registrant's Core Fixed Income and U.S. Fixed Income Funds. The principal business address of MetWest is 865 S. Figueroa Street, Suite 1800, Los Angeles, California 90017. MetWest is a registered investment adviser under the Advisers Act.

The principal business address of West Gate Advisors, LLC, Metropolitan West Funds and TCW Group Inc. is 865 S. Figueroa Street, Suite 1800, Los Angeles, California 90017.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Tad Rivelle Chief Investment Officer	West Gate Advisors, LLC	Chief Investment Officer
	Metropolitan West Funds	Executive Vice President
	TCW Group Inc.	Chief Investment Officer, Fixed Income
Laird Landmann President, Portfolio Manager Position	West Gate Advisors, LLC	President, Portfolio Manager
	Metropolitan West Funds	Trustee
	TCW Group Inc.	Group Managing Director
David Lippman Chief Executive Officer	West Gate Advisors, LLC	Chief Executive Officer
	Metropolitan West Funds	Principal Executive Officer, Board Member
	TCW Group Inc.	Head of Fixed Income
Stephen Kane Portfolio Manager	West Gate Advisors, LLC	Portfolio Manager
	Metropolitan West Funds	Executive Vice President
	TCW Group Inc.	Group Managing Director

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Mitchell A. Flack Specialist Portfolio Manager	West Gate Advisors, LLC	Specialist Portfolio Manager
	TCW Group Inc.	Managing Director
Bryan T. Whalen Specialist Portfolio Manager	West Gate Advisors, LLC	Specialist Portfolio Manager
	TCW Group Inc.	Managing Director
A. Christopher Scibelli Director of Marketing	West Gate Advisors, LLC	Director of Marketing
	TCW Group Inc.	Managing Director
Patrick A. Moore Director of Client Services	West Gate Advisors, LLC	Director of Client Services
	TCW Group Inc.	Managing Director
David Devito Chief Financial Officer	West Gate Advisors, LLC	Chief Financial Officer
	Metropolitan West Funds	Treasurer, Chief Financial Officer
	TCW Group Inc.	Executive Vice President
Hilary G. D. Lord Chief Compliance Officer	TCW Group Inc.	Managing Director
George P. Ristic Chief Technology Officer	West Gate Advisors, LLC	Chief Technology Officer
	TCW Group Inc.	Managing Director

Parametric Portfolio Associates LLC

Parametric Portfolio Associates LLC ("Parametric") is a Sub-Adviser for the Registrant's Tax-Managed Large Cap, Tax-Managed Small/Mid Cap and Tax-Managed Managed Volatility Funds. The principal business address of Parametric is 1918 Eighth Avenue, Suite 3100, Seattle, Washington 98101. Parametric is an investment adviser registered under the Advisers Act.

During the last two fiscal years, no director, officer or partner of Parametric has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Quantitative Management Associates LLC

Quantitative Management Associates LLC ("QMA") is a Sub-Adviser for the Mid-Cap Fund. The principal business address of QMA is Gateway Center 2, McCarter Highway & Market Street, Newark, New Jersey 07102. QMA is an investment adviser registered under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Ronald K. Andrews Manager	Jennison Associates LLC 466 Lexington Avenue New York, NY 10017	Director
	Prudential Investments LLC 3 Gateway Center Newark, NJ 07102	Senior Vice President
Dennis Kass Manager and Chairman	Jennison Associates LLC 466 Lexington Avenue New York, NY 10017	Director, Chairman & CEO
	Prudential Investment Management, Inc. 2 Gateway Center Newark, NJ 07102	Senior Managing Director, Director and Vice President
Deborah Hope Wedgeworth Manager	Jennison Associates LLC 466 Lexington Avenue New York, NY 10017	Director
Kenneth Moore Manager, Vice President and Chief Financial Officer	Prudential Investment Management, Inc. 2 Gateway Center Newark, NJ 07102	Vice President
	Jennison Associates LLC 466 Lexington Avenue New York, NY 10017	Executive Vice President and Treasurer
	Prudential Trust Company 30 Scranton Office Park Scranton, PA 18507	Director and Executive Vice President
	PIM Warehouse, Inc. 8 Campus Drive Parsippany, USA 07054	Vice President
	The Prudential Insurance Company of America 751 Broad Street Newark, NJ 07102	Vice President
Scott L. Hayward Manager and Chief Executive Officer	Prudential Trust Company 30 Scranton Office Park Scranton, PA 18507	Director and Executive Vice President
	The Prudential Insurance Company of America 751 Broad Street Newark, NJ 07102	Vice President

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
	Prudential Investment Management, Inc. 2 Gateway Center Newark, NJ 07102	Vice President
Margaret S. Stumpp Manager, Vice President and Chief Investment Officer	Prudential Trust Company 30 Scranton Office Park Scranton, PA 18507	Vice President, Sales Officer
	Prudential Investment Management, Inc. 2 Gateway Center Newark, NJ 07102	Vice President
	The Prudential Insurance Company of America 751 Broad Street Newark, NJ 07102	Vice President
Charles F. Lowrey Manager	Pramerica (GP) Limited 3 Old Burlington Street Queensbury House 5th Fl, London, ENG EG, GBR, W1S 3AE	Director
	Pramerica (GP2) Limited 3 Old Burlington Street Queensbury House 5th Fl, London, ENG EG, GBR, W1S 3AE	Director
	PIM Foreign Investments, Inc. 913 North Market Street Suite 702 Wilmington, DE 19801	President
	PIM Warehouse, Inc. 8 Campus Drive Parsippany, USA, 07054	Chairman and Director
	Prudential Investment Management Services, LLC 3 Gateway Center Newark, NJ 07102	President and CEO
	The Prudential Insurance Company of America 751 Broad Street Newark, NJ 07102	Vice President

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
	Prudential Investment Management, Inc. 2 Gateway Center Newark, NJ 07102	Chairman, Director, President and CEO
	PIM Investments, Inc. 3 Gateway Center Newark, NJ 07102	President and Director
	Prudential Asset Management Holding Company, LLC 751 Broad Street Newark, NJ 07102	Manager, Chairman, CEO and President
	Jennison Associates, LLC 466 Lexington Avenue New York, NY 10017	Director
	Prudential Financial, Inc. 751 Broad Street Newark, NJ 07102	COO and EVP

Robeco Investment Management, Inc.

Robeco Investment Management, Inc. ("RIM") is a Sub-Adviser for the Registrant's Small Cap and Small Cap Value Funds. The principal business address of RIM is 909 Third Avenue, New York, New York 10022. RIM is an investment adviser registered under the Advisers Act.

The sole business activity of RIM is to serve as an investment adviser. RIM provides investment advisory services to the Robeco Boston Partners Funds and the Robeco Weiss, Peck, & Greer Funds.

RIM serves as an investment adviser to domestic and foreign institutional investors, investment companies, commingled trust funds, private investment partnerships and collective investment vehicles. Information as to the directors and officers of RIM is as follows:

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Mark E. Donovan Senior Managing Director, Co-Chief Executive Officer	Robeco Institutional Asset Management US Inc. 909 Third Avenue, 32nd Floor New York, New York, 10022	Director
	Robeco Trust Company One Beacon Street, 30th Floor Boston, MA 02108	Co-CEO, Director & Chairman of the Board
	Saint Sebastian High School 1191 Greendale Avenue Needham, MA 02492	Trustee
Joseph F. Feeney, Jr. Senior Managing Director, Co-Chief Executive Officer	Robeco US Holding, Inc. 909 Third Avenue, 32nd Floor New York, New York, 10022	Director

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
	Robeco Trust Company One Beacon Street, 30th Floor Boston, MA 02108	President, Co-CEO, Chief Investment Officer, Director & Vice Chairman of the Board
William George Butterly, III Senior Managing Director, Chief Operating Officer, General Counsel, Chief Compliance Officer & Secretary	Robeco Institutional Asset Management US Inc. 909 Third Avenue, 32nd Floor New York, New York, 10022	Chief Legal Officer, Chief Compliance Officer & Secretary
	Robeco Securities, L.L.C. 909 Third Avenue, 32nd Floor New York, New York, 10022	Chief Legal Officer
	Robeco Trust Company One Beacon Street, 30th Floor Boston, MA 02108	Chief Operating Officer, Secretary & Director
	Sustainable Asset Management USA, Inc. 909 Third Avenue, 32nd Floor New York, New York, 10022	Chief Legal Officer, Chief Compliance Officer & Secretary
Matthew J. Davis Senior Managing Director, Treasurer & Chief Financial Officer	Robeco Institutional Asset Management US Inc. 909 Third Avenue, 32nd Floor New York, New York, 10022	President, Treasurer & Director
	Robeco Securities, L.L.C. 909 Third Avenue, 32nd Floor New York, New York, 10022	Chief Financial Officer
	Robeco Trust Company One Beacon Street, 30th Floor Boston, MA 02108	Chief Financial Officer, Treasurer & Director
Paul F. Healey Senior Managing Director & Director of Sales, Marketing & Client Service	Robeco Securities, L.L.C. 909 Third Avenue, 32nd Floor New York, New York, 10022	Chief Executive Officer
	Robeco Trust Company One Beacon Street, 30th Floor Boston, MA 02108	Director of Sales & Relationship Management, & Director
	Investment Committee of the New England Province of Jesuits 85 School Street Watertown, MA 02472	Member, Former Chairman

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Roderick Munsters Director	Robeco Groep N.V. Coolsingel 120 NL 3011 AG Rotterdam The Netherlands	Chief Executive Officer
Leni M. Boeren Director	Robeco Groep N.V. Coolsingel 120 NL 3011 AG Rotterdam The Netherlands	Chief Operating Officer
Martin Mlynár Director	Corestone Investment Managers AG Baarerstrasse 37 CH-6300 Zug Switzerland	Chief Executive Officer
	Source Capital AG Grafenauweg 4 6300 Zug Switzerland	Board Member
	Source Capital Holding AG Grafenauweg 4 6300 Zug Switzerland	Board Member
Michiel Prinsze Director	Robeco Groep N.V. Coolsingel 120 NL 3011 AG Rotterdam The Netherlands	General Counsel

Security Capital Research & Management Incorporated

Security Capital Research & Management Incorporated ("Security Capital") is a Sub-Adviser for the Registrant's Real Estate and Small Cap Value Funds. The principal business address of Security Capital is 10 South Dearborn Street, Suite 1400, Chicago, Illinois 60603. Security Capital is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of Security Capital has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

SSgA Funds Management, Inc.

SSgA Funds Management, Inc. ("SSgA FM") is the Sub-Adviser for the Registrant's S&P 500 Index Fund. The principal business address of SSgA FM is One Lincoln Street, Boston, Massachusetts 02111. SSgA FM is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
James E. Ross President and Director of SSgA FM	State Street Global Advisors One Lincoln Street Boston, MA 02111	Senior Managing Director of SSgA, a division of State Street Bank and Trust Company
Shawn Johnson Director of SSgA FM	State Street Global Advisors One Lincoln Street Boston, MA 02111	Senior Managing Director of SSgA
Juan Carlos Morales Treasurer, SSgA FM	State Street Global Advisors One Lincoln Street Boston, MA 02111	Senior Managing Director and Chief Financial Officer of SSgA
Michael Fay Chief Compliance Officer, SSgA FM	State Street Global Advisors One Lincoln Street Boston, MA 02111	Chief Compliance Officer, SSgA
Phillip Gillespie Director and Chief Legal Officer, SSgA FM	State Street Global Advisors One Lincoln Street Boston, MA 02111	General Counsel of SSgA
Cuan Coulter Director, SSgA FM	State Street Global Advisors One Lincoln Street Boston, MA 02111	Chief Compliance Officer, State Street Corporation
Ellen Needham Chief Operating Officer and Vice President of SSgA FM	State Street Global Advisors One Lincoln Street Boston, MA 02111	Vice President of SSgA

Tocqueville Asset Management LP

Tocqueville Asset Management LP ("TAM") is a Sub-Adviser for the Large Cap Value Fund. The principal business address of TAM is 40 West 57th Street, 19th Floor, New York, New York 10019. TAM is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Francois Sicart Chairman	Tocqueville Management Corp. 40 West 57th Street, 19th Floor New York, NY 10019	Director, Chairman
Francois Sicart Chairman	Tocqueville Trust 40 West 57th Street, 19th Floor New York, NY 10019	Trustee, Chairman
Robert William Kleinschmidt President and Chief Executive Officer	Tocqueville Management Corp. 40 West 57th Street, 19th Floor New York, NY 10019	Director, President
Robert William Kleinschmidt President and Chief Executive Officer	Tocqueville Trust 40 West 57th Street, 19th Floor New York, NY 10019	Trustee, President

Turner Investments, L.P.

Turner Investments, L.P. ("Turner") serves as a Sub-Adviser to the Registrant's Multi-Strategy Alternative Fund. The principal business address of Turner is 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312. Turner is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Thomas R. Trala Chief Operating Officer, Executive Managing Director, Secretary	Turner Funds P.O. Box 219805 Kansas City, MO 64121-9805	President and Trustee
	Turner International Ltd. 12 Plumtree Court London, EC4A 4HT	Trustee
	Turner Investment Management LLC 1205 Westlakes Drive Suite 100 Berwyn, PA, 19312	Board Member, President & Chief Operating Officer & Treasurer
	Turner Investment Partners (Australia) Pty. Ltd. c/o Compliance & Risk Services Pty. Ltd. Level 9 Exhibition Street Melbourne, Victoria 3000 Australia	Director
Mark D. Turner President, Senior Portfolio Manager	Turner Investment Management, LLC 1205 Westlakes Drive Suite 100 Berwyn, PA, 19312	Chairman
	Turner International Ltd. 12 Plumtree Court London, EC4A 4HT	Trustee
	The Episcopal Academy 1785 Bishop White Drive, Newtown Square, PA 19073	Trustee
	The Philadelphia Ronald McDonald House 3925 Chestnut Street, Philadelphia, PA 19104-3110	Board Member
Robert E. Turner Chairman, Chief Investment Officer	Bradley University 1501 W. Bradley Ave Peoria, IL 61625	Trustee

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Christopher K. McHugh Vice Chairman, Senior Portfolio Manager	Philadelphia University 4201 Henry Avenue, Philadelphia, PA 19144-5497	Trustee

Timberline Asset Management LLC

Timberline Asset Management LLC ("Timberline") is a Sub-Adviser for the Registrant's Small Cap and Small Cap Growth Funds. The principal business address of Timberline is One Montgomery Street, Suite 3700, San Francisco, California 94104. Timberline is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of Timberline has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Urdang Securities Management Inc

Urdang Securities Management Inc ("USM") is a Sub-Adviser for the Real Estate Fund. The principal business address of USM is 630 W. Germantown Pike, Suite 300, Plymouth Meeting, Pennsylvania 19462. USM is a registered investment adviser under the Advisers Act. USM is a wholly owned subsidiary of Urdang Capital Management, Inc. (collectively, "Urdang").

During the last two fiscal years, no director, officer or partner of Urdang has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Waddell & Reed Investment Management Co

Waddell & Reed Investment Management Co ("WRIMCO") is a Sub-Adviser for the Registrant's Large Cap and Tax-Managed Large Cap Funds. The principal business address of WRIMCO is 6300 Lamar Avenue, Overland Park, Kansas 66202. WRIMCO is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Henry John Herrmann Chairman of the Board, Chairman of the Investment Policy Committee, President, Director, Chief Executive Officer	Waddell & Reed Financial, Inc 6300 Lamar Avenue Overland Park, Kansas 66202	Chief Executive Officer, Chairman of the Board, Director
	Ivy Investment Management Company 6300 Lamar Avenue, Overland Park, Kansas 66202	Chief Executive Officer, Director, Chairman of the Board, President
	Blue Cross Blue Shield of Kansas City One Pershing Square, 2301 Main, Kansas City, MO 64108	Director

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	United Way of Greater Kansas City 1080 Washington Kansas City, MO 64105	Director
Daniel Charles Schulte Senior Vice President, General Counsel	Waddell & Reed Financial, Inc 6300 Lamar Avenue Overland Park, Kansas 66202	Senior Vice President, General Counsel, Chief Legal Officer
	Ivy Investment Management Company 6300 Lamar Avenue Overland Park, Kansas 66202	Senior Vice President, General Counsel
	Ivy Funds Distributor, Inc. 6300 Lamar Avenue Overland Park, Kansas 66202	Senior Vice President, General Counsel
Kristen Anne Richards Senior Vice President, Chief Compliance Officer, Associate General Counsel	Ivy Investment Management Company 6300 Lamar Avenue Overland Park, Kansas 66202	Senior Vice President, Chief Compliance Officer, Associate General Counsel
John Earl Sundeen, Jr. Executive Vice President, Chief Administrative Officer, Director	Waddell & Reed Financial, Inc 6300 Lamar Avenue Overland Park, Kansas 66202	Senior Vice President, Chief Administrative Officer—Investments
	Ivy Investment Management Company 6300 Lamar Avenue Overland Park, Kansas 66202	Executive Vice President, Chief Administrative Officer, Director
Daniel Paul Connealy Senior Vice President, Chief Financial Officer, Director	Waddell & Reed Financial, Inc 6300 Lamar Avenue Overland Park, Kansas 66202	Senior Vice President, Chief Financial Officer
	Ivy Investment Management Company 6300 Lamar Avenue Overland Park, Kansas 66202	Senior Vice President, Chief Financial Officer, Director
	Ivy Funds Distributor, Inc. 6300 Lamar Avenue Overland Park, Kansas 66202	Senior Vice President, Director
Lawrence Joseph Cipolla Senior Vice President, Chief Operations Officer	Ivy Investment Management Company 6300 Lamar Avenue Overland Park, Kansas 66202	Senior Vice President

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Michael Lynn Avery Director	Waddell & Reed Financial, Inc 6300 Lamar Avenue Overland Park, Kansas 66202	President
	Ivy Investment Management Company 6300 Lamar Avenue Overland Park, Kansas 66202	Executive Vice President, Director
Thomas William Butch Senior Vice President, Chief Marketing Officer	Waddell & Reed Financial, Inc 6300 Lamar Avenue Overland Park, Kansas 66202	Chief Marketing Officer, Executive Vice President
	Ivy Investment Management Company 6300 Lamar Avenue Overland Park, Kansas 66202	Chief Marketing Officer, Senior Vice President, Director
	Ivy Funds Distributor, Inc. 6300 Lamar Avenue Overland Park, Kansas 66202	Chief Executive Officer, President, Chairman of the Board, Director
Wendy Jacqueline Hills Senior Vice President, Secretary, Associate General Counsel	Waddell & Reed Financial, Inc 6300 Lamar Avenue Overland Park, Kansas 66202	Vice President, Secretary, Associate General Counsel
	Ivy Investment Management Company 6300 Lamar Avenue Overland Park, Kansas 66202	Secretary, Senior Vice President, Associate General Counsel
	Ivy Funds Distributor, Inc. 6300 Lamar Avenue Overland Park, Kansas 66202	Secretary
Philip James Sanders Chief Investment Officer, Senior Vice President	Waddell & Reed Financial, Inc 6300 Lamar Avenue Overland Park, Kansas 66202	Senior Vice President, Chief Investment Officer
	Ivy Investment Management Company 6300 Lamar Avenue Overland Park, Kansas 66202	Senior Vice President, Chief Investment Officer

Wellington Management Company, LLP

Wellington Management Company, LLP ("Wellington Management") is a Sub-Adviser to the Registrant's Enhanced Income, Real Return and Tax-Managed Small/Mid Cap Funds. The principal business address of Wellington Management is 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is an investment adviser registered under the Advisers Act.

During the last two fiscal years, no partner of Wellington Management Company, LLP has engaged in any other business, profession, vocation or employment of a substantial nature other than that of the business of investment management.

Wells Capital Management Incorporated

Wells Capital Management Incorporated ("WellsCap") is a Sub-Adviser for the Registrant's Core Fixed Income and U.S. Fixed Income Funds. The principal business address of WellsCap is 525 Market Street, 10th Floor, San Francisco, California 94105. WellsCap is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of WellsCap has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

WestEnd Advisors, LLC

WestEnd Advisors, LLC ("WestEnd") is a Sub-Adviser for the Registrant's Large Cap and Tax-Managed Large Cap Funds. The principal business address of WestEnd is 4064 Colony Road, Suite 130, Charlotte, North Carolina 28211. WestEnd is an investment adviser registered under the Advisers Act.

During the last two fiscal years, no director, officer or partner of WestEnd has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Western Asset Management Company

Western Asset Management Company ("Western Asset") is a Sub-Adviser for the Registrant's Core Fixed Income and U.S. Fixed Income Funds. The principal business address of Western Asset is 385 East Colorado Boulevard, Pasadena, California 91101. Western Asset is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Ronald Dewhurst Director	Legg Mason Asset Management Australia Limited Level 47, 120 Collins Street Melbourne, Victoria 3000 Australia	Director
	Legg Mason Asset Management (Japan) Co., Ltd. Shin Marunouchi Building, 36th Floor Marunouchi 1-5-1, Chiyoda-ku, Tokyo 100-6536, Japan	Director
	Western Asset Management Company Ltd Shin Marunouchi Building, 36th Floor Marunouchi 1-5-1, Chiyoda-ku, Tokyo 100-6536, Japan	Director

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	Western Asset Management Company Pty Ltd Level 13, 120 Collins Street Melbourne, Victoria 3000 Australia	Director
	Western Asset Management (UK) Holdings Limited 10 Exchange Square Primrose Street London EC2A 2EN	Director
	Legg Mason Poland I Plac Pilsudskiego, Building 1, Warsaw, 000-0078 POLAND	Director
	Legg Mason Poland II Plac Pilsudskiego Building 1 Warsaw, 000-0078 POLAND	Member
Thomas P. Lemke Director	Barrett Associates, Inc. 90 Park Avenue, New York, NY 10016-130	Director
	Legg Mason Capital Management, LLC 100 International Drive Baltimore, MD 21202	Director
	Royce Associates, LLC 745 Fifth Avenue New York, NY 10151	Manager
Jeffrey A. Nattans Director	Legg Mason, Inc. 100 International Drive Baltimore, MD 21202	Executive Vice President
	Legg Mason International Holdings, LLC 100 International Drive Baltimore, MD 21202	Manager and Vice President
	Clearbridge Advisors, LLC 620 8th Avenue, 48th Floor New York, NY 10018	Manager
	Clearbridge Asset Management, Inc. 620 8th Avenue, 48th Floor New York, NY 10018	Manager

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	Global Currents Investment Management, LLC Delaware Corporate Center II 2 Righter Parkway Wilmington, DE 19803	Manager
	Legg Mason Investment Counsel, LLC 100 International Drive Baltimore, MD 21202	Manager
	Royce & Associates, LLC 745 Fifth Avenue New York, NY 10151	Manager
	Nova Scotia Company 1959 Upper Water St., Suite 800 Halifax, Nova Scotia B3J 2X2, Canada	Director
	Barrett Associates, Inc. 90 Park Avenue, New York, NY 10016-1301	Director
	Bartlett & Co. 600 Vine Street, Suite 2100 Cincinnati, OH 45202	Director
	Legg Mason Capital Management, LLC 100 International Drive Baltimore, MD 21202	Director
	Legg Mason Real Estate Capital, Inc. 10880 Wilshire Blvd, Suite 1750 Los Angeles, CA 90024	Director
	Legg Mason Real Estate Capital, Inc. II 10880 Wilshire Blvd, Suite 1750, Los Angeles, CA, 90024	Director
	PCM Holdings I, Inc. 8889 Pelican Blvd, 5th Floor Naples, FL 34108	Director
	PCM Holdings II, Inc. 8889 Pelican Blvd, 5th Floor Naples, FL 34108	Director

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
	Western Asset Management Company 385 East Colorado Boulevard Pasadena, California 91101	Director
	Western Asset Management Company Ltd. Shin Marunouchi Building, 36th Floor Marunouchi 1-5-1, Chiyoda-ku, Tokyo 100-6536, Japan	Director
	Western Asset Management Company Pty Ltd Level 13, 120 Collins Street Melbourne, Victoria 3000 Australia	Director
	Western Asset Management (UK) Holdings Limited 10 Exchange Square Primrose Street London EC2A 2EN	Director
	Western Asset Management Company Pte, Ltd 1 George Street #23-01 Singapore 04914	Director
James W. Hirschmann III Managing Director, Director	Western Asset Management Company 385 East Colorado Boulevard Pasadena, California 91101	Director
Michael B. Zelouf Director	Western Asset Management Company Ltd Shin Marunouchi Building, 36th Floor Marunouchi 1-5-1, Chiyoda-ku, Tokyo 100-6536, Japan	Director
	Western Asset Management Company Pty Ltd Level 13, 120 Collins Street Melbourne, Victoria 3000 Australia	Director
	Western Asset Management Company Pte, Ltd 1 George Street #23-01 Singapore 049145	Director

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Charles (Tony) Ruys de Perez, Director	Western Asset Management Company 385 East Colorado Boulevard Pasadena, California 91101	Director

Western Asset Management Company Limited

Western Asset Management Company Limited ("Western Asset Limited") is a Sub-Adviser for the Core Fixed Income and U.S. Fixed Income Funds. The principal business address of Western Asset Limited is 10 Exchange Square, Primrose Street, London EC2A 2EN, United Kingdom. Western Asset Limited is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Ronald Dewhurst Director	Legg Mason Asset Management Australia Limited Level 47, 120 Collins Street Melbourne, Victoria 3000 Australia	Director
	Legg Mason Asset Management (Japan) Co., Ltd. Shin Marunouchi Building, 36th Floor Marunouchi 1-5-1, Chiyoda-ku, Tokyo 100-6536, Japan	Director
	Western Asset Management Company Ltd Shin Marunouchi Building, 36th Floor Marunouchi 1-5-1, Chiyoda-ku, Tokyo 100-6536, Japan	Director
	Western Asset Management Company Pty Ltd Level 13, 120 Collins Street Melbourne, Victoria 3000 Australia	Director
	Western Asset Management (UK) Holdings Limited 10 Exchange Square Primrose Street London EC2A 2EN	Director
	Legg Mason Poland I Plac Pilsudskiego, Building 1, Warsaw, 000-0078 POLAND	Director

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	Legg Mason Poland II Plac Pilsudskiego Building 1 Warsaw, 000-0078 POLAND	Member
Thomas P. Lemke Director	Barrett Associates, Inc. 90 Park Avenue, New York, NY 10016-130	Director
	Legg Mason Capital Management, LLC 100 International Drive Baltimore, MD 21202	Director
	Royce Associates, LLC 745 Fifth Avenue New York, NY 10151	Manager
Jeffrey A. Nattans Director	Legg Mason, Inc. 100 International Drive Baltimore, MD 21202	Executive Vice President
	Legg Mason International Holdings, LLC 100 International Drive Baltimore, MD 21202	Manager and Vice President
	Clearbridge Advisors, LLC 620 8th Avenue, 48th Floor New York, NY 10018	Manager
	Clearbridge Asset Management, Inc. 620 8th Avenue, 48th Floor New York, NY 10018	Manager
	Global Currents Investment Management, LLC Delaware Corporate Center II 2 Righter Parkway Wilmington, DE 19803	Manager
	Legg Mason Investment Counsel, LLC 100 International Drive Baltimore, MD 21202	Manager
	Royce & Associates, LLC 745 Fifth Avenue New York, NY 10151	Manager

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
	Nova Scotia Company 1959 Upper Water St., Suite 800 Halifax, Nova Scotia B3J 2X2, Canada	Director
	Barrett Associates, Inc. 90 Park Avenue, New York, NY 10016-1301	Director
	Bartlett & Co. 600 Vine Street, Suite 2100 Cincinnati, OH 45202	Director
	Legg Mason Capital Management, LLC 100 International Drive Baltimore, MD 21202	Director
	Legg Mason Real Estate Capital, Inc. 10880 Wilshire Blvd, Suite 1750 Los Angeles, CA 90024	Director
	Legg Mason Real Estate Capital, Inc. II 10880 Wilshire Blvd, Suite 1750, Los Angeles, CA, 90024	Director
	PCM Holdings I, Inc. 8889 Pelican Blvd, 5th Floor Naples, FL 34108	Director
	PCM Holdings II, Inc. 8889 Pelican Blvd, 5th Floor Naples, FL 34108	Director
	Western Asset Management Company 385 East Colorado Boulevard Pasadena, California 91101	Director
	Western Asset Management Company Ltd. Shin Marunouchi Building, 36th Floor Marunouchi 1-5-1, Chiyoda-ku, Tokyo 100-6536, Japan	Director

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
	Western Asset Management Company Pty Ltd Level 13, 120 Collins Street Melbourne, Victoria 3000 Australia	Director
	Western Asset Management (UK) Holdings Limited 10 Exchange Square Primrose Street London EC2A 2EN	Director
	Western Asset Management Company Pte, Ltd 1 George Street #23-01 Singapore 04914	Director
James W. Hirschmann III Managing Director, Director	Western Asset Management Company 385 East Colorado Boulevard Pasadena, California 91101	Director
Michael B. Zelouf Director	Western Asset Management Company Ltd Shin Marunouchi Building, 36th Floor Marunouchi 1-5-1, Chiyoda-ku, Tokyo 100-6536, Japan	Director
	Western Asset Management Company Pty Ltd Level 13, 120 Collins Street Melbourne, Victoria 3000 Australia	Director
	Western Asset Management Company Pte, Ltd 1 George Street #23-01 Singapore 049145	Director
Charles (Tony) Ruys de Perez, Director	Western Asset Management Company 385 East Colorado Boulevard Pasadena, California 91101	Director

Willaim Blair & Company L.L.C.

William Blair & Company L.L.C. ("William Blair") is a Sub-Adviser to the Registrant's Small Cap, Small Cap Value and Tax-Managed Small/Mid Cap Funds. The principal business address is 222 West Adams Street, Chicago, Illinois 60606. William Blair is an investment adviser registered under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Edgar D. Jannotta Chairman	AON Corporation 200 East Randolph Street Chicago, IL 60601	Director, member of the Compliance, Executive and Investment Committees of the Board of Directors
	Molex, Incorporated 2222 Wellington Court Lisle, IL 60532	Director, Chairman of the Corporate Governance and Nominating Committee; member of the Executive Committee
	Grifols, SA 2410 Lillyvale Avenue Los Angeles, CA 90032	Director, member of the Appointments and Renumeration Committee
Richard P. Kiphart Executive Committee	Lime Energy 1280 Landmeier Road Elk Grove Village, IL 60007	Lead Director, Chairman

Item 32.  Principal Underwriters:

(a)  Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

Registrant's distributor, SEI Investments Distribution Co. (the "Distributor"), acts as distributor for:

SEI Daily Income Trust	July 15, 1982
SEI Liquid Asset Trust	November 29, 1982
SEI Tax Exempt Trust	December 3, 1982
SEI Institutional International Trust	August 30, 1988
The Advisors' Inner Circle Fund	November 14, 1991
The Advisors' Inner Circle Fund II	January 28, 1993
Bishop Street Funds	January 27, 1995
SEI Asset Allocation Trust	April 1, 1996
SEI Institutional Investments Trust	June 14, 1996
CNI Charter Funds	April 1, 1999
iShares Inc.	January 28, 2000
iShares Trust	April 25, 2000
Optique Funds, Inc. (f/k/a JohnsonFamily Funds, Inc.)	November 1, 2000
Causeway Capital Management Trust	September 20, 2001
BlackRock Funds III (f/k/a Barclays Global Investors Funds)	March 31, 2003
The Arbitrage Funds	May 17, 2005
ProShares Trust	November 14, 2005
Community Reinvestment Act Qualified Investment Fund	January 8, 2007
SEI Alpha Strategy Portfolios, LP	June 29, 2007
TD Asset Management USA Funds	July 25, 2007
SEI Structured Credit Fund, LP	July 31, 2007
Wilshire Mutual Funds, Inc.	July 12, 2008
Wilshire Variable Insurance Trust	July 12, 2008
Global X Funds	October 24, 2008
ProShares Trust II	November 17, 2008

Exchange Traded Concepts Trust (formerly FaithShares Trust)	August 7, 2009
Schwab Strategic Trust	October 12, 2009
RiverPark Funds	September 8, 2010
Adviser Managed Trust	February 16, 2011
New Covenant Funds	April 2, 2012

The Distributor provides numerous financial services to investment managers, pension plan sponsors and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

(b)  Furnish the information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 20 of Part B. Unless otherwise noted, the business address of each director or officer is One Freedom Valley Drive, Oaks, PA 19456.

Name	Position and Office with Underwriter	Positions and Offices with Registrant
William M. Doran	Director	Trustee
Edward D. Loughlin	Director	—
Wayne M. Withrow	Director	—
Kevin P. Barr	President & Chief Executive Officer	—
Maxine J. Chou	Chief Financial Officer, Chief Operations Officer & Treasurer	—
Karen E. LaTourette	Chief Compliance Officer, Anti-Money Laundering Officer & Assistant Secretary	—
John C. Munch	General Counsel & Secretary	—
Mark J. Held	Senior Vice President	—
Lori L. White	Vice President & Assistant Secretary	—
John P. Coary	Vice President & Assistant Secretary	—
John J. Cronin	Vice President	—
Robert M. Silvestri	Vice President	—

Item 33.  Location of Accounts and Records:

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder, are maintained as follows:

(a)  With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3); (6); (8); (12); and 31a-1(d), the required books and records are maintained at the offices of Registrant's Custodians:

U.S. Bank National Association
425 Walnut Street
Cincinnati, Ohio 45202

Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109-3661

(b)/(c) With respect to Rules 31a-1(a); 31a-1(b)(1), (4); (2)(C) and (D); (4); (5); (6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the offices of Registrant's Administrator:

SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, Pennsylvania 19456

(c)  With respect to Rules 31a-1(b)(5); (6); (9), (10) and (11) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant's advisers:

SEI Investments Management Corporation
One Freedom Valley Drive
Oaks, Pennsylvania 19456

Acadian Asset Management LLC
One Post Office Square
Boston, Massachusetts 02109

AJO, LP
230 South Broad Street
20th Floor
Philadelphia, Pennsylvania 19102

AllianceBernstein L.P.
1345 Avenue of the Americas
New York, New York 10105

Analytic Investors, LLC
555 West Fifth Street
50th Floor
Los Angeles, California 90013

AQR Capital Management, LLC
2 Greenwich Plaza
3rd Floor
Greenwich, Connecticut 06830

Ares Management LLC
2000 Avenue of the Stars
12th Floor
Los Angeles, California 90067

Artisan Partners Limited Partnership
875 E. Wisconsin Avenue
Suite 800
Milwaukee, Wisconsin 53202

BofA Advisors, LLC
100 Federal Street
Boston, Massachusetts 02110

Brigade Capital Management, LLC
399 Park Avenue
16th Floor
New York, New York 10022

Brown Advisory LLC
901 South Bond Street
Suite 400
Baltimore, Maryland 21231

Century Capital Management, LLC
100 Federal Street
Boston, Massachusetts 02110

Delaware Management Company,
a series of Delaware Management Business Trust
One Commerce Square
2005 Market Street
Philadelphia, Pennsylvania 19103

Guggenheim Investment Management, LLC
135 East 57th Street
6th Floor
New York, New York 10022

Guggenheim Partners Asset Management, LLC
100 Wilshire Boulevard
5th Floor
Santa Monica, California 90401

INTECH Investment Management LLC
CityPlace Tower
525 Okeechobee Boulevard
Suite 1800
West Palm Beach, Florida 33401

Integrity Asset Management, LLC
18500 Lake Road
Suite 300
Rocky River, Ohio 44116

Janus Capital Management LLC
151 Detroit Street
Denver, Colorado 80206

Jennison Associates LLC
466 Lexington Avenue
New York, New York 10017

J.P. Morgan Investment Management Inc.
270 Park Avenue
New York, New York 10017

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112

Lee Munder Capital Group, LLC
200 Clarendon Street
28th Floor
Boston, Massachusetts 02116

LSV Asset Management
155 N. Wacker Drive
Chicago, Illinois 60606

Martingale Asset Management, LP
222 Berkeley Street
Boston, Massachusetts 02116

Metropolitan West Asset Management LLC
865 S. Figueroa Street
Suite 1800
Los Angeles, California 90017

Parametric Portfolio Associates LLC
1918 Eighth Avenue
Suite 3100
Seattle, Washington 98101

Quantitative Management Associates LLC
Gateway Center 2
McCarter Highway & Market Street
Newark, New Jersey 07102

Robeco Investment Management, Inc.
909 Third Avenue
New York, New York 10022

Security Capital Research & Management Incorporated
10 South Dearborn Street
Suite 1400
Chicago, Illinois 60603

SSgA Funds Management, Inc.
One Lincoln Street
Boston, Massachusetts 02111

Tocqueville Asset Management LP
40 West 57th Street
19th Floor
New York, New York 10019

Turner Investments, L.P.
1205 Westlakes Drive
Suite 100
Berwyn, Pennsylvania 19312

Timberline Asset Management LLC
One Montgomery Street
Suite 3700
San Francisco, California 94104

Urdang Securities Management Inc
630 W. Germantown Pike
Suite 300
Plymouth Meeting, Pennsylvania 19462

Waddell & Reed Investment Management Co
6300 Lamar Avenue
Overland Park, Kansas 66202

Wellington Management Company, LLP
280 Congress Street
Boston, Massachusetts 02110

Wells Capital Management Incorporated
525 Market Street
10th Floor
San Francisco, California 94105

WestEnd Advisors, LLC
4064 Colony Road
Suite 130
Charlotte, North Carolina 28211

Western Asset Management Company
385 East Colorado Boulevard
Pasadena, California 91101

Western Asset Management Company Limited
10 Exchange Square, Primrose Street
London, EC2A 2EN, United Kingdom

William Blair & Company L.L.C.
222 West Adams Street
Chicago, Illinois 60606

Item 34.  Management Services:

None.

Item 35.  Undertakings:

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 87 to Registration Statement No. 033-09504 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oaks, Commonwealth of Pennsylvania on the 29th day of November, 2012.

SEI INSTITUTIONAL MANAGED TRUST

BY:  /S/ ROBERT A. NESHER

  Robert A. Nesher
  Trustee, President & Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

	* Rosemarie B. Greco	Trustee	November 29, 2012
	* William M. Doran	Trustee	November 29, 2012
	* George J. Sullivan, Jr.	Trustee	November 29, 2012
	* Nina Lesavoy	Trustee	November 29, 2012
	* James M. Williams	Trustee	November 29, 2012
	* Mitchell A. Johnson	Trustee	November 29, 2012
	* Hubert L. Harris, Jr.	Trustee	November 29, 2012
	/s/ ROBERT A. NESHER Robert A. Nesher	Trustee, President & Chief Executive Officer	November 29, 2012
	/s/ PETER A. RODRIGUEZ Peter A. Rodriguez	Controller & Chief Financial Officer	November 29, 2012
*By:	/s/ ROBERT A. NESHER
Robert A. Nesher Attorney-in-Fact